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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2012 through January 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                        Pioneer Government
                        Income Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AMGEX
                        Class B     ABGIX
                        Class C     GOVCX
                        Class Y     ATGIX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         25

Notes to Financial Statements                                                33

Approval of Investment Advisory Agreement                                    41

Trustees, Officers and Service Providers                                     45

                  Pioneer Government Income Fund | Semiannual Report | 1/31/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Government Income Fund | Semiannual Report | 1/31/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/13 3

Portfolio Management Discussion | 1/31/13

U.S. government debt, particularly Treasury securities, fell out of favor in the capital markets during the six months ended January 31, 2013, as investors sought out the potentially higher returns of so-called "riskier" asset classes in both the bond and equity markets. In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the six months ended January 31, 2013. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six months ended January 31, 2013?

A Pioneer Government Income Fund's Class A shares returned -0.87% at net asset value during the six months ended January 31, 2013, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned -1.17% and -0.38%, respectively. During the same period, the average return of the 116 mutual funds in Lipper's General U.S. Government Funds category was -1.30%.

Q How would you describe the market environment during the six months ended January 31, 2013, for the types of fixed-income securities in which the Fund normally invests?

A The predominant sentiment among investors during the six-month period was that both the U.S. and the overall global economy would continue their slow-growth trajectories. As a consequence, stocks, corporate bonds and other asset classes that tend to benefit during periods of economic expansion performed very well. At the same time, U.S. government bonds and other lower-risk, so-called "safe-haven" investments fell into disfavor with investors. In the fixed-income markets, corporate bonds--particularly lower-rated high-yield bonds--produced solid results, while U.S. Treasuries and U.S. government agency bonds lagged the overall market. Treasuries, which were offering historically low yields, appeared expensive to many investors who had begun to discount the possibility that the economy might fall back into recession. U.S. agency mortgage-backed securities (MBS) performed somewhat better than Treasuries during the period, but their returns still trailed the returns of securities with greater credit-risk exposure, such as corporate bonds.

4 Pioneer Government Income Fund | Semiannual Report | 1/31/13

      Despite the generally positive market sentiment that prevailed during the six-month period, investors still developed some concerns about economic uncertainty. While real U.S. gross domestic product (GDP) was reported to have grown at a 3.1% annual pace for the third quarter of 2012 (July through September), the U.S. Commerce Department's first estimate for the fourth quarter's GDP number came in at -0.1%. Moreover, worries that partisan political feuding could result in government paralysis in Washington over important tax and spending policies swept through the markets in the fall of 2012, as the year-end deadline for avoiding automatic tax increases and spending cuts (the so-called "fiscal cliff") drew closer (a last-minute deal to avoid the "cliff" eventually was struck as the new year dawned).

      After the November 2012 national elections--the results of which at least clarified the political power structure of the country for the next two years, thus removing some cause for investor uncertainty--some of the market's concerns began to fade. In addition, investors took encouragement from year-end reports suggesting that the U.S. labor and housing markets were improving and that a slow-growth economic environment was the most likely scenario in the U.S. for the immediate future. And, of course, after the "fiscal cliff" deal was reached in the final month of the period, investors breathed another sigh of relief.

      During a six-month period when Treasuries and government bonds were out of favor with the market, the Fund outperformed its primary benchmark, the Barclays Government Bond Index (the Barclays Index), and its Lipper competitive peer group average, mainly because of the portfolio's substantial de-emphasis of Treasuries and an overweight of government agency MBS.

Q What were your principal investment strategies during the six months ended January 31, 2013, and how did they affect the Fund's performance?

A We substantially underweighted the Fund to U.S. Treasuries during the period, while maintaining a heavy emphasis on government agency MBS. We decided to de-emphasize lower-yielding Treasuries because they seemed very expensive relative to other asset classes.

      At the end of the period on January 31, 2013, the Fund's allocation to U.S. Treasuries was at roughly 19% of net assets, while Treasuries made up 88% of the Barclays Index, the Fund's primary benchmark. Our underweighting of the Fund to Treasuries proved to be a good decision, as Treasuries underperformed during a period which saw investors move toward riskier asset classes.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/13 5

      One of the important events that occurred during the period was the decision by the Federal Reserve Board (the Fed) to institute a third round of quantitative easing (QE3). The QE3 policy involved the Fed's purchasing of longer-maturity Treasuries and government agency MBS in the open market. While QE3 did help government MBS to perform well during the third quarter of 2012, the asset class gave back much of that performance in the final quarter of the year as investors started moving out of the sector, perhaps to seek out the higher yields available in the lower-rated asset classes. Nevertheless, over the full six-month period ended January 31, 2013, agency MBS fared better than Treasuries, and the Fund's overweight to agency MBS helped benchmark-relative performance. In addition, the Fund's relative performance received a boost from good security selection within the portfolio's MBS sleeve--MBS holdings in the multi-family property sector were especially positive contributors to the Fund's relative performance.

      Although we kept the Fund's duration, which is a measure of a portfolio's price sensitivity to changes in interest rates, close to that of the Barclays Index, the portfolio's yield-curve positioning had a slightly negative effect on benchmark-relative performance during the period. The yield-curve underperformance was due mainly to the Fund's having relatively low exposure to securities in the five-year maturity range, and higher exposure (relative to the Barclays Index) to longer-maturity securities. During the six-month period, securities with five-year maturities slightly outperformed securities with longer maturities. At the end of the period on January 31, 2013, the Fund's effective duration was
      5.3 years.

Q     What is your investment outlook?

A We believe MBS continue to appear more attractive than Treasuries in terms of relative value, and we expect to maintain the Fund's overweight position in government agency MBS, which we find more appealing than Treasuries because of their yield advantages.

      In general, we think the investment environment during the coming months will remain very similar to the one we witnessed over the previous six months ended January 31, 2013. We believe the global backdrop will remain mixed, but that the global economy should continue to grow at a modest pace, aided by the generally accommodative monetary policies of some of the world's major central banks. Worries continue to linger about conditions in Europe, where the sovereign-debt crisis, while quieted somewhat in recent months, still has the potential to reignite and cause a tremor in the markets; but we also see signs of progress in other areas of the world, such as Japan, which has begun taking steps to move away from its deflationary economy.

6 Pioneer Government Income Fund | Semiannual Report | 1/31/13

      At home, we expect economic growth to be moderate and we anticipate that the Fed will keep short-term interest rates at their current, extremely low levels, at least through the first half of 2013. If longer-term rates do rise, we think the Fund will be somewhat protected by the portfolio's out-of-benchmark exposure to municipal securities, which can be less sensitive to interest-rate changes than are Treasuries.

      To be sure, we believe risks remain that could undermine the slow-growth paths of the national and global economies. With that in mind, it is important to remember that U.S. government securities typically provide greater protection from market volatility than do riskier asset classes. Therefore, we think it continues to make sense for investors to maintain some exposure to the government sector as a prudent way to diversify* their portfolios and reduce overall risk.

* Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 16-24 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/13 7

Portfolio Summary | 1/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 57.0%
Collateralized Mortgage Obligations                                        19.9%
U.S. Corporate Bonds                                                       11.1%
Asset-Backed Securities                                                     5.2%
Foreign Government Bonds                                                    4.5%
Municipal Bonds                                                             2.3%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

2-5 Years                                                                  43.0%
5-7 Years                                                                  21.9%
0-2 Years                                                                  10.3%
20+ Years                                                                   9.6%
7-10 Years                                                                  8.7%
10-20 Years                                                                 6.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Private Export Funding Corp., 4.375%, 3/15/19                          4.30%
--------------------------------------------------------------------------------
 2. Fannie Mae, 4.5%, 6/1/19                                               4.19
--------------------------------------------------------------------------------
 3. Fannie Mae-Aces, Floating Rate Note, 4/25/19                           3.74
--------------------------------------------------------------------------------
 4. Tennessee Valley Authority, 5.5%, 6/15/38                              3.51
--------------------------------------------------------------------------------
 5. U.S. Treasury Notes, 1.875%, 8/31/17                                   3.19
--------------------------------------------------------------------------------
 6. Private Export Funding Corp., 4.3%, 12/15/21                           3.03
--------------------------------------------------------------------------------
 7. Israel Government AID Bond, 5.5%, 4/26/24                              3.03
--------------------------------------------------------------------------------
 8. Fannie Mae-Aces, 4.92%, 7/25/20                                        2.86
--------------------------------------------------------------------------------
 9. U.S. Treasury Notes, 0.875%, 12/31/16                                  2.83
--------------------------------------------------------------------------------
10. Fannie Mae, 4.53%, 6/1/19                                              2.36
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Prices and Distributions | 1/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                        1/31/13                     7/31/12
--------------------------------------------------------------------------------
         A                           $10.05                      $10.33
--------------------------------------------------------------------------------
         B                           $10.07                      $10.34
--------------------------------------------------------------------------------
         C                           $10.06                      $10.34
--------------------------------------------------------------------------------
         Y                           $10.06                      $10.34
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-1/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment        Short-Term          Long-Term
      Class              Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
        A               $0.1922              $   --              $    --
--------------------------------------------------------------------------------
        B               $0.1368              $   --              $    --
--------------------------------------------------------------------------------
        C               $0.1586              $   --              $    --
--------------------------------------------------------------------------------
        Y               $0.2133              $   --              $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/13 9

Performance Update | 1/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
10 Years                    4.02%                     3.55%
5 Years                     4.66                      3.69
1 Year                      1.07                     -3.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------

                            1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclays U.S.
                 Pioneer Government    Barclays Government   Mortgage-Backed
                 Income Fund           Bond Index            Securities Index
1/31/2003        $   9,550             $   10,000            $   10,000
1/31/2004        $   9,750             $   10,346            $   10,346
1/31/2005        $   9,955             $   10,685            $   10,822
1/31/2006        $  10,091             $   10,881            $   11,082
1/31/2007        $  10,368             $   11,265            $   11,631
1/31/2008        $  11,284             $   12,549            $   12,655
1/31/2009        $  11,903             $   13,431            $   13,488
1/31/2010        $  12,526             $   13,666            $   14,444
1/31/2011        $  13,030             $   14,215            $   15,028
1/31/2012        $  14,021             $   15,564            $   16,021
1/31/2013        $  14,170             $   15,690            $   16,288

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Performance Update | 1/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                    3.19%                     3.19%
5 Years                     3.79                      3.79
1 Year                      0.13                     -3.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclays U.S.
                 Pioneer Government    Barclays Government   Mortgage-Backed
                 Income Fund           Bond Index            Securities Index
1/31/2003        $  10,000             $   10,000            $   10,000
1/31/2004        $  10,129             $   10,346            $   10,346
1/31/2005        $  10,266             $   10,685            $   10,822
1/31/2006        $  10,327             $   10,881            $   11,082
1/31/2007        $  10,522             $   11,265            $   11,631
1/31/2008        $  11,367             $   12,549            $   12,655
1/31/2009        $  11,909             $   13,431            $   13,488
1/31/2010        $  12,438             $   13,666            $   14,444
1/31/2011        $  12,829             $   14,215            $   15,028
1/31/2012        $  13,671             $   15,564            $   16,021
1/31/2013        $  13,688             $   15,690            $   16,288

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 11

Performance Update | 1/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                    3.25%                    3.25%
5 Years                     3.92                     3.92
1 Year                      0.40                     0.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                             Barclays U.S.
                 Pioneer Government    Barclays Government   Mortgage-Backed
                 Income Fund           Bond Index            Securities Index
1/31/2003        $  10,000             $   10,000             $    10,000
1/31/2004        $  10,129             $   10,346             $    10,346
1/31/2005        $  10,266             $   10,685             $    10,822
1/31/2006        $  10,333             $   10,881             $    11,082
1/31/2007        $  10,518             $   11,265             $    11,631
1/31/2008        $  11,367             $   12,549             $    12,655
1/31/2009        $  11,902             $   13,431             $    13,488
1/31/2010        $  12,435             $   13,666             $    14,444
1/31/2011        $  12,843             $   14,215             $    15,028
1/31/2012        $  13,721             $   15,564             $    16,021
1/31/2013        $  13,775             $   15,690             $    16,288

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Performance Update | 1/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                    4.40%                    4.40%
5 Years                     5.12                     5.12
1 Year                      1.48                     1.48
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                             Barclays U.S.
                 Pioneer Government    Barclays Government   Mortgage-Backed
                 Income Fund           Bond Index            Securities Index
1/31/2003        $     5,000,000       $    5,000,000        $    5,000,000
1/31/2004        $     5,110,494       $    5,173,150        $    5,173,006
1/31/2005        $     5,225,734       $    5,342,373        $    5,411,215
1/31/2006        $     5,307,882       $    5,440,500        $    5,540,969
1/31/2007        $     5,485,345       $    5,632,318        $    5,815,475
1/31/2008        $     5,992,216       $    6,274,281        $    6,327,582
1/31/2009        $     6,356,990       $    6,715,401        $    6,743,795
1/31/2010        $     6,719,827       $    6,833,090        $    7,221,996
1/31/2011        $     7,008,395       $    7,107,400        $    7,513,845
1/31/2012        $     7,579,915       $    7,782,226        $    8,010,476
1/31/2013        $     7,692,384       $    7,844,999        $    8,143,839

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
 Share Class                      A             B             C            Y
--------------------------------------------------------------------------------
 Beginning Account            $1,000.00     $1,000.00     $1,000.00    $1,000.00
 Value on 8/1/12
--------------------------------------------------------------------------------
 Ending Account Value         $  991.30     $  987.00     $  988.10    $  993.40
 (after expenses)
 on 1/31/13
--------------------------------------------------------------------------------
 Expenses Paid                $    6.12     $   10.32     $    9.27    $    4.22
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.22%, 2.06%, 1.85%, and 0.84% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14    Pioneer Government Income Fund | Semiannual Report | 1/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
Share Class                      A             B             C            Y
--------------------------------------------------------------------------------
 Beginning Account            $1,000.00     $1,000.00     $1,000.00    $1,000.00
 Value on 8/1/12
--------------------------------------------------------------------------------
 Ending Account Value         $1,019.06     $1,014.82     $1,015.88    $1,020.97
 (after expenses)
 on 1/31/13
--------------------------------------------------------------------------------
 Expenses Paid                $    6.21     $   10.46     $    9.40    $    4.28
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.22%, 2.06%, 1.85%, and 0.84% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 15

Schedule of Investments | 1/31/13 (unaudited)

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 5.2%
                                           DIVERSIFIED FINANCIALS -- 5.2%
                                           Other Diversified Financial Services -- 4.1%
     400,818                       NR/NR   Small Business Administration
                                           Participation Certificates, 4.2%, 9/1/29         $      440,335
     975,267                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           4.625%, 2/1/25                                        1,084,484
   1,113,868                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           4.84%, 5/1/25                                         1,241,235
     977,423                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           5.37%, 4/1/28                                         1,123,448
     652,693                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           5.63%, 10/1/28                                          753,220
     207,885                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           5.72%, 1/1/29                                           241,731
   1,182,621                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           6.02%, 8/1/28                                         1,373,092
     639,794                       NR/NR   Small Business Administration
                                           Participation Certificates,
                                           6.22%, 12/1/28                                          748,285
                                                                                            --------------
                                                                                            $    7,005,830
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.1%
   2,000,000         1.05        AAA/Aaa   SLM Student Loan Trust 2004-10, Floating
                                           Rate Note, 4/27/26 (144A)                        $    1,973,220
                                                                                            --------------
                                           Total Diversified Financials                     $    8,979,050
----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $8,209,579)                                $    8,979,050
----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.9%
                                           BANKS -- 8.3%
                                           Thrifts & Mortgage Finance -- 8.3%
   4,858,723                       NR/NR   Fannie Mae-Aces, 4.92%, 7/25/20                  $    4,888,079
   5,850,132         6.30          NR/NR   Fannie Mae-Aces, Floating Rate
                                           Note, 4/25/19                                         6,386,414
     835,949                       NR/NR   Vendee Mortgage Trust 2008-1,
                                           5.25%, 1/15/32                                          963,001
   1,744,322                       NR/NR   Vendee Mortgage Trust 2010-1,
                                           4.25%, 2/15/35                                        1,917,037
                                                                                            --------------
                                                                                            $   14,154,531
                                                                                            --------------
                                           Total Banks                                      $   14,154,531
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.0%
                                           Other Diversified Financial Services -- 1.0%
   1,683,281         3.00          NR/NR   La Hipotecaria Panamanian Mortgage
                                           Trust 2010-1, Floating Rate Note,
                                           9/8/39 (144A)                                    $    1,756,924
                                                                                            --------------
                                           Total Diversified Financials                     $    1,756,924
----------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 10.6%
                                           Government -- 10.6%
   1,343,086         3.38          NR/NR   Fannie Mae Grantor Trust 2004-T2,
                                           Floating Rate Note, 7/25/43                      $    1,439,909
     150,000                       NR/NR   Fannie Mae REMICS, 4.5%, 6/25/29                        166,365
      30,464                       NR/NR   Fannie Mae REMICS, 5.69%, 1/25/32                        30,767
     242,549                       NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                       250,032
     245,181                       NR/NR   Freddie Mac REMICS, 5.5%, 2/15/33                       246,992
     314,766         0.61          NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 12/15/20                                          316,792
     127,262                       NR/NR   Government National Mortgage
                                           Association, 2.351%, 6/16/50                            127,960
   3,000,000                     AAA/Aaa   Government National Mortgage
                                           Association, 3.025%, 2/16/30                          3,082,155
     238,782                     AAA/Aaa   Government National Mortgage
                                           Association, 4.07%, 11/16/40                            241,157
     170,000                      NR/Aa1   Government National Mortgage
                                           Association, 4.175%, 1/16/38                            178,485
     110,610                       NR/NR   Government National Mortgage
                                           Association, 5.25%, 8/16/35                             129,504
     682,182                       NR/NR   Government National Mortgage
                                           Association, 6.0%, 6/16/32                              762,900
   2,000,000         4.82          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/16/50                                               2,186,884
  10,116,122         0.65          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/16/51                                                398,444
   8,234,766         1.89          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/16/52                                                695,146
     294,056         0.66          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           12/16/29                                                296,886
   3,000,000         5.14          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           12/16/36                                              3,246,927
     936,021         5.12          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           12/16/46                                                981,555

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 17

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
  13,078,909         1.34        AAA/Aa1   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/52                                          $      688,330
   1,781,898         1.03          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/53                                                 156,132
   1,485,237         1.05          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           3/16/53                                                 127,499
     154,050         5.03        AAA/Aa1   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/38                                                 157,680
   9,492,216         1.30         NR/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/51                                                 512,067
   9,550,585         1.28          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/51                                                 558,251
     400,000         5.78         NR/Aa1   Government National Mortgage
                                           Association, Floating Rate Note,
                                           6/16/32                                                 426,680
   8,556,015         1.58          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           6/16/52                                                 623,725
   1,980,205         1.07          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           9/16/52                                                 179,765
                                                                                            --------------
                                                                                            $   18,208,989
                                                                                            --------------
                                           Total Government                                 $   18,208,989
----------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $35,549,196)                               $   34,120,444
----------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 11.1%
                                           DIVERSIFIED FINANCIALS -- 10.7%
                                           Specialized Finance -- 10.2%
     600,000                     AA+/Aaa   Private Export Funding Corp., 2.25%,
                                           12/15/17                                         $      635,929
   1,300,000                     AA+/Aaa   Private Export Funding Corp., 2.8%,
                                           5/15/22                                               1,368,260
   4,420,000                     AA+/Aaa   Private Export Funding Corp., 4.3%,
                                           12/15/21                                              5,179,413
   6,250,000                     AA+/Aaa   Private Export Funding Corp., 4.375%,
                                           3/15/19                                               7,347,728
     400,000                      NR/Aaa   Private Export Funding Corp., 5.0%,
                                           12/15/16                                                461,925
   2,155,000                     AA+/Aaa   Private Export Funding Corp., 5.45%,
                                           9/15/17                                               2,584,319
                                                                                            --------------
                                                                                            $   17,577,574
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.5%
     800,000                     AA/Aa1    Caribbean Development Bank,
                                           4.375%, 11/9/27 (144A)                           $      794,794
                                                                                            --------------
                                           Total Diversified Financials                     $   18,372,368
----------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.4%
                                           Government -- 0.4%
     625,909                       NR/NR   Helios Leasing I LLC, 2.018%, 5/29/24            $      633,678
                                                                                            --------------
                                           Total Government                                 $      633,678
----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $17,415,001)                               $   19,006,046
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS -- 56.9%
      35,047                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.0%, 11/1/13                                    $       35,291
     643,823                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 9/1/38-10/1/38                                    693,012
      49,072                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 1/1/34                                             53,472
   1,629,341                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 5/1/16-7/1/38                                   1,789,933
      22,179                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 5/1/31                                             25,631
      91,299                    AAA/Aaa    Federal Home Loan Mortgage Corp.,
                                           7.0%, 3/1/14-10/1/46                                    102,085
   1,380,254                     AAA/Aaa   Federal National Mortgage Association,
                                           3.763%, 12/1/20                                       1,545,941
   3,867,166                     AAA/Aaa   Federal National Mortgage Association,
                                           4.0%, 9/1/20-10/1/41                                  4,116,951
   6,327,781                     AAA/Aaa   Federal National Mortgage Association,
                                           4.5%, 6/1/19-11/1/20                                  7,231,119
   3,529,289                     AAA/Aaa   Federal National Mortgage Association,
                                           4.53%, 6/1/19                                         4,045,404
   1,965,773                     AAA/Aaa   Federal National Mortgage Association,
                                           4.64%, 11/1/14                                        2,062,511
   1,108,502                     AAA/Aaa   Federal National Mortgage Association,
                                           4.989%, 6/1/15                                        1,204,263
   5,113,789                     AAA/Aaa   Federal National Mortgage Association,
                                           5.0%, 8/1/18-4/1/38                                   5,531,125
     352,509                     AAA/Aaa   Federal National Mortgage Association,
                                           5.5%, 2/1/25                                            386,043
     147,003                     AAA/Aaa   Federal National Mortgage Association,
                                           5.72%, 11/1/28-6/1/29                                   163,546

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 19

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
      67,424                     AAA/Aaa   Federal National Mortgage Association,
                                           5.75%, 3/1/33                                    $       75,223
     186,945                     AAA/Aaa   Federal National Mortgage Association,
                                           5.9%, 11/1/27-4/1/28                                    208,071
     792,236                     AAA/Aaa   Federal National Mortgage Association,
                                           6.0%, 11/1/34-12/1/37                                   877,396
     559,429                     AAA/Aaa   Federal National Mortgage Association,
                                           6.5%, 7/1/32-11/1/47                                    619,269
     173,366                     AAA/Aaa   Federal National Mortgage Association,
                                           7.0%, 10/1/19                                           195,698
      36,058                     AAA/Aaa   Federal National Mortgage Association,
                                           7.5%, 4/1/15-6/1/15                                      37,881
      22,468                     AAA/Aaa   Federal National Mortgage Association,
                                           8.0%, 7/1/15                                             23,793
   1,000,000                       NR/NR   Financing Corp. Fico, 0.0%, 4/6/18                      933,970
   1,000,000                       NR/NR   Financing Corp. Fico, 0.0%, 5/11/18                     931,542
     940,102                     AAA/Aaa   Government National Mortgage
                                           Association I, 4.5%, 4/15/18-6/15/25                  1,023,858
     778,537                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.0%, 2/15/19-7/15/40                    853,331
   1,112,537                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 6/15/18-10/15/34                 1,220,950
      27,021                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.72%, 4/15/29                            29,674
   7,361,545                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/19-8/15/38                  8,360,567
      40,848                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.25%, 11/15/13                           41,500
   2,443,231                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 1/15/15-4/15/33                  2,848,351
     164,327                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.75%, 4/15/26                           192,447
   1,399,931                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 10/15/16-4/15/32                 1,648,986
     569,099                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 3/15/23-3/15/31                    658,647
      81,360                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.25%, 5/15/20                            87,755
       2,832                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.5%, 8/15/21-2/15/23                      2,872
      20,290                     AAA/Aaa   Government National Mortgage
                                           Association I, 9.0%, 12/15/19-6/15/22                    21,643
     483,336                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.0%, 12/20/18-1/20/20                  528,156

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     466,644                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.5%, 10/20/37                   $      511,366
      72,743                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.72%, 5/20/29                           80,260
     313,762                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.75%,
                                           4/20/33-6/20/33                                         345,679
     310,112                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.9%,
                                           11/20/27-7/20/28                                        337,228
     888,751                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.0%,
                                           7/20/17-6/20/34                                       1,009,794
     206,716                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.45%,
                                           7/20/32-1/20/33                                         234,856
     387,735                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.5%,
                                           1/20/24-3/20/34                                         444,475
     218,673                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.0%,
                                           5/20/26-11/20/31                                        262,812
      82,315                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.5%,
                                           5/20/30-12/20/30                                        100,888
     108,100                     AAA/Aaa   Government National Mortgage
                                           Association II, 8.0%,
                                           5/20/25-6/20/30                                         135,954
      21,739                     AAA/Aaa   Government National Mortgage
                                           Association II, 9.0%,
                                           9/20/21-11/20/24                                         23,817
   1,312,788                     AA-/Aaa   New Valley Generation I, 7.299%,
                                           3/15/19                                               1,560,577
   1,368,745                     AA-/Aaa   New Valley Generation III, 4.929%,
                                           1/15/21                                               1,569,595
     339,793                       NR/NR   Small Business Administration
                                           Participation Certificates, 6.14%,
                                           1/1/22                                                  378,394
   4,600,000                     AA+/Aaa   Tennessee Valley Authority, 5.5%,
                                           6/15/38                                               6,005,102
   1,500,000                      AA+/NR   Tennessee Valley Authority, 6.25%,
                                           12/15/17                                              1,872,562
   2,000,000                     AA+/Aaa   U.S. Treasury Bonds, 3.0%, 5/15/42                    1,945,000
   3,125,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                   3,826,172
   1,500,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                    1,898,907


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 21

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
   1,900,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38               $   2,412,109
   4,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.625%, 5/31/17                 3,984,064
   4,800,000                     AA+/Aaa   U.S. Treasury Notes, 0.875%, 12/31/16                4,846,502
   5,200,000                     AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17                 5,456,344
   2,700,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20                2,913,257
   1,750,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/21                 1,950,293
   2,500,000                     AA+/Aaa   U.S. Treasury Notes, 4.0%, 8/15/18                   2,907,812
----------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $91,460,837)                               $   97,421,726
----------------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BONDS -- 4.5%
   4,000,000                     AA+/Aaa   Israel Government AID Bond, 5.5%,
                                           A4/26/24                                         $    5,174,840
   2,000,000                     AA+/Aaa   Israel Government AID Bond, 5.5%,
                                           9/18/23                                               2,583,532
----------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BONDS
                                           (Cost $7,139,740)                                $    7,758,372
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 2.0%
                                           Municipal Higher Education -- 1.7%
     100,000                     AAA/Aaa   Connecticut State Health & Educational
                                           Facility Authority, 5.0%, 7/1/40                 $      116,837
     400,000                     AAA/Aaa   Houston Higher Education Finance
                                           Corp., 4.5%, 11/15/37                                   433,248
   1,000,000                     AAA/Aaa   Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36                  1,201,900
     270,000                      AA/Aa1   New York State Dormitory Authority
                                           Series A, 5.0%, 7/1/40                                  312,660
     350,000                     AA+/Aa1   New York State Dormitory Authority
                                           Series C, 5.0%, 7/1/40                                  394,930
     200,000                     AAA/Aaa   New York State Dormitory Authority,
                                           5.0%, 10/1/41                                           232,866
     210,000                      AA/Aa2   Pennsylvania State University, 5.0%,
                                           3/1/40                                                  236,046
                                                                                            --------------
                                                                                            $    2,928,487
----------------------------------------------------------------------------------------------------------
                                           Municipal Water -- 0.1%
     180,000                     AAA/Aaa   City of Charlotte North Carolina Water &
                                           Sewer System Revenue, 5.0%, 7/1/38               $      207,261
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Municipal Obligation -- 0.2%
     250,000                     AA+/Aa1   State of Washington, 5.0%, 8/1/39                $      286,462
----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $3,045,089)                                $    3,422,210
----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 99.6%
                                           (Cost $162,819,442) (a)                          $  170,707,848
----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 0.4%               $      690,569
----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $  171,398,417
==========================================================================================================

NR        Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2013, the value of these securities amounted to $4,524,938 or 2.6% of total net assets.

(a) At January 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $162,988,773 was as follows:

            Aggregate gross unrealized gain for all investments
              in which there is an excess of value over tax cost             $  10,579,560

            Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                         (2,860,485)
                                                                             --------------
            Net unrealized gain                                              $   7,719,075
                                                                             ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2013 aggregated $11,053,272 and $36,730,114, respectively.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 23

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2013, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                        Level 1        Level 2              Level 3  Total
-------------------------------------------------------------------------------------------------
Asset Backed Securities                 $       --     $       8,979,050    $--      $  8,979,050
Collateralized Mortgage Obligations             --            34,120,444     --        34,120,444
Corporate Bonds                                 --            19,006,046     --        19,006,046
U.S. Government and Agency
   Obligations                                  --            97,421,726     --        97,421,726
Foreign Government Bonds                        --             7,758,372     --         7,758,372
Municipal Bonds                                 --             3,422,210     --         3,422,210
-------------------------------------------------------------------------------------------------
Total                                   $       --     $     170,707,848    $--      $170,707,848
=================================================================================================
Other Financial Instruments:
Futures contracts                       $   34,406     $              --    $--      $     34,406
-------------------------------------------------------------------------------------------------
Total                                   $   34,406     $              --    $--      $     34,406
=================================================================================================

During the six months ended January 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Statement of Assets and Liabilities | 1/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $162,819,442)                      $170,707,848
  Futures collateral                                                      73,855
  Receivables --
    Investment securities sold                                           891,606
    Fund shares sold                                                      47,282
    Interest                                                           1,130,971
  Unrealized appreciation on futures contracts                            34,406
  Other                                                                   37,677
---------------------------------------------------------------------------------
      Total assets                                                  $172,923,645
=================================================================================
LIABILITIES:
  Payables --
    Fund shares repurchased                                         $    575,148
    Dividends                                                             19,839
    Variation margin                                                         297
  Due to custodian                                                       763,302
  Due to affiliates                                                       79,419
  Accrued expenses                                                        87,223
---------------------------------------------------------------------------------
      Total liabilities                                             $  1,525,228
=================================================================================
NET ASSETS:
  Paid-in capital                                                   $173,703,787
  Distributions in excess of net investment income                      (319,891)
  Accumulated net realized loss on investments and futures contracts  (9,908,291)
  Net unrealized gain on investments                                   7,888,406
  Net unrealized gain on futures contracts                                34,406
---------------------------------------------------------------------------------
      Total net assets                                              $171,398,417
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $124,917,827/12,431,377 shares)                 $      10.05
  Class B (based on $5,733,447/569,387 shares)                      $      10.07
  Class C (based on $27,689,301/2,752,966 shares)                   $      10.06
  Class Y (based on $13,057,842/1,297,760 shares)                   $      10.06
MAXIMUM OFFERING PRICE:
  Class A ($10.05 (divided by) 95.5%)                               $      10.52
=================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 25

Statement of Operations (unaudited)

For the Six Months Ended 1/31/13

INVESTMENT INCOME:
   Interest                                                      $  4,674,909
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $  4,674,909
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $    493,624
  Transfer agent fees and expenses
     Class A                                                           93,221
     Class B                                                            8,223
     Class C                                                           14,262
     Class Y                                                              622
  Distribution fees
     Class A                                                          178,509
     Class B                                                           32,044
     Class C                                                          184,339
  Shareholder communications expense                                  108,371
  Administrative reimbursement                                         42,178
  Custodian fees                                                       38,717
  Registration fees                                                    31,215
  Professional fees                                                    31,909
  Printing expense                                                      4,716
  Fees and expenses of nonaffiliated Trustees                           3,589
  Miscellaneous                                                        56,699
--------------------------------------------------------------------------------------------------
         Total expenses                                                              $  1,322,238
--------------------------------------------------------------------------------------------------
            Net investment income                                                    $  3,352,671
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
     Investments                                                 $    539,210
     Futures contracts                                                 17,525        $    556,735
--------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
     Investments                                                 $ (5,617,227)
     Futures contracts                                                (51,845)       $ (5,669,072)
--------------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                                      $ (5,112,337)
==================================================================================================
  Net decrease in net assets resulting from operations                               $ (1,759,666)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Statements of Changes in Net Assets (unaudited)

--------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   1/31/13          Year Ended
                                                                   (unaudited)      7/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   3,552,671    $   5,003,663
Net realized gain on investments and futures contracts                   556,735        2,218,029
Change in net unrealized gain (loss) on investments
  and futures contracts                                               (5,669,072)       3,416,454
--------------------------------------------------------------------------------------------------
          Net increase (decrease) in net assets resulting
            from operations                                        $  (1,759,666)   $  10,638,146
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.19 and $0.34 per share, respectively)               $  (2,626,523)   $  (5,039,498)
   Class B ($0.14 and $0.24 per share, respectively)                     (82,367)        (199,460)
   Class C ($0.16 and $0.27 per share, respectively)                    (530,006)        (956,238)
   Class Y ($0.21 and $0.38 per share, respectively)                    (228,580)        (367,290)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                           $  (3,467,476)   $  (6,562,486)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $  18,217,417    $ 177,604,636
Reinvestment of distributions                                          2,919,878        5,241,183
Cost of shares repurchased                                           (67,001,309)    (138,750,362)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
      Fund share transactions                                      $ (45,864,014)   $  44,095,457
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $ (51,091,156)   $  48,171,117
NET ASSETS:
Beginning of period                                                  222,489,573      174,318,456
--------------------------------------------------------------------------------------------------
End of period                                                      $ 171,398,417    $ 222,489,573
==================================================================================================
Distributions in excess of net investment income                   $    (319,891)   $    (205,086)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 27

------------------------------------------------------------------------------------------------
                                  '13 Shares     '13 Amount
                                  (unaudited)    (unaudited)       '12 Shares     '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                         1,068,173    $  10,934,525      11,982,388    $ 123,672,829
Reinvestment of distributions         229,989        2,348,243         422,495        4,326,120
Less shares repurchased            (3,581,642)     (36,608,572)    (10,771,412)    (110,488,698)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (2,283,480)   $ (23,325,804)      1,633,471    $  17,510,251
================================================================================================
Class B
Shares sold or exchanged               15,621    $     158,316         172,838    $   1,773,646
Reinvestment of distributions           7,313           74,712          18,038          184,817
Less shares repurchased              (144,978)      (1,486,509)       (486,800)      (4,985,851)
------------------------------------------------------------------------------------------------
      Net decrease                   (122,044)   $  (1,253,481)       (295,924)   $  (3,027,388)
================================================================================================
Class C
Shares sold                           253,438    $   2,597,683       4,151,759    $  42,538,004
Reinvestment of distributions          30,616          313,182          52,238          535,490
Less shares repurchased            (2,388,555)     (24,476,426)     (1,937,445)     (19,863,894)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (2,104,501)   $ (21,565,561)      2,266,552    $  23,209,600
================================================================================================
Class Y
Shares sold                           445,711    $   4,526,893         936,937    $   9,620,157
Reinvestment of distributions          17,994          183,741          18,992          194,756
Less shares repurchased              (432,174)      (4,429,802)       (334,417)      (3,411,919)
------------------------------------------------------------------------------------------------
      Net increase                     31,531    $     280,832         621,512    $   6,402,994
================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year       Year       Year       Year       Year
                                                              1/31/13      Ended      Ended      Ended      Ended      Ended
                                                              (unaudited)  7/31/12    7/31/11    7/31/10    7/31/09    7/31/08
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  10.33     $  10.07   $  10.15   $   9.81   $   9.41   $   9.24
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.18     $   0.27   $   0.32   $   0.31   $   0.36   $   0.38
   Net realized and unrealized gain (loss) on investments        (0.27)        0.33      (0.03)      0.40       0.43       0.21
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.09)    $   0.60   $   0.29   $   0.71   $   0.79   $   0.59
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.19)       (0.34)     (0.37)     (0.37)     (0.39)     (0.42)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.28)    $   0.26   $  (0.08)  $   0.34   $   0.40   $   0.17
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.05     $  10.33   $  10.07   $  10.15   $   9.81   $   9.41
================================================================================================================================
Total return*                                                    (0.87)%       6.03%      2.95%      7.38%      8.58%      6.48%
Ratio of net expenses to average net assets+                      1.22%**      1.14%      1.17%      1.13%      1.15%      1.13%
Ratio of net investment income to average net assets+             3.53%**      2.57%      3.29%      3.13%      3.73%      4.07%
Portfolio turnover rate                                             11%**        67%        19%        84%        48%        36%
Net assets, end of period (in thousands)                      $124,918     $152,020   $131,758   $144,794   $140,136   $112,955
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 1.22%**      1.14%      1.17%      1.13%      1.15%      1.13%
   Net investment income                                          3.53%**      2.57%      3.29%      3.13%      3.73%      4.07%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                   1.22%**      1.14%      1.17%      1.13%      1.15%      1.12%
   Net investment income                                          3.53%**      2.57%      3.29%      3.13%      3.73%      4.07%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 29

-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended       Year     Year      Year      Year      Year
                                                              1/31/13     Ended    Ended     Ended     Ended     Ended
                                                              (unaudited) 7/31/12  7/31/11   7/31/10   7/31/09   7/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $ 10.34     $10.08   $ 10.15   $  9.83   $  9.41   $  9.24
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.14     $ 0.14   $  0.22   $  0.22   $  0.29   $  0.31
   Net realized and unrealized gain (loss) on investments          (0.27)      0.36     (0.01)     0.39      0.45      0.21
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.13)    $ 0.50   $  0.21   $  0.61   $  0.74   $  0.52
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.14)     (0.24)    (0.28)    (0.29)    (0.32)    (0.35)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.27)    $ 0.26   $ (0.07)  $  0.32   $  0.42   $  0.17
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.07     $10.34   $ 10.08   $ 10.15   $  9.83   $  9.41
=============================================================================================================================
Total return*                                                      (1.30)%     4.98%     2.10%     6.34%     7.96%     5.66%
Ratio of net expenses to average net assets+                        2.06%**    2.17%     2.08%     1.96%     1.89%     1.90%
Ratio of net investment income to average net assets+               2.68%**    1.64%     2.45%     2.48%     3.01%     3.30%
Portfolio turnover rate                                               11%**      67%       19%       84%       48%       36%
Net assets, end of period (in thousands)                         $ 5,733     $7,148   $ 9,952   $17,217   $26,751   $23,442
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   2.06%**    2.17%     2.08%     2.02%     1.97%     1.95%
   Net investment income                                            2.68%**    1.64%     2.45%     2.42%     2.93%     3.25%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.06%**    2.17%     2.08%     1.96%     1.89%     1.89%
   Net investment income                                            2.68%**    1.64%     2.45%     2.48%     3.01%     3.31%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Semiannual Report | 1/31/13

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year      Year
                                                                 1/31/13     Ended     Ended     Ended     Ended     Ended
                                                                 (unaudited) 7/31/12   7/31/11   7/31/10   7/31/09   7/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 10.34     $ 10.08   $ 10.15   $  9.82   $  9.42   $  9.25
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.15     $  0.22   $  0.25   $  0.24   $  0.28   $  0.31
   Net realized and unrealized gain (loss) on investments          (0.27)       0.31     (0.02)     0.39      0.45      0.21
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.12)    $  0.53   $  0.23   $  0.63   $  0.73   $  0.52
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.16)      (0.27)    (0.30)    (0.30)    (0.33)    (0.35)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.28)    $  0.26   $ (0.07)  $  0.33   $  0.40   $  0.17
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.06     $ 10.34   $ 10.08   $ 10.15   $  9.82   $  9.42
=============================================================================================================================
Total return*                                                      (1.19)%      5.29%     2.32%     6.50%     7.80%     5.70%
Ratio of net expenses to average net assets+                        1.85%**     1.83%     1.87%     1.86%     1.90%     1.89%
Ratio of net investment income to average net assets+               2.82%**     1.73%     2.61%     2.41%     2.90%     3.32%
Portfolio turnover rate                                               11%**       67%       19%       84%       48%       36%
Net assets, end of period (in thousands)                         $27,689     $50,230   $26,113   $36,314   $38,101   $19,720
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   1.85%**     1.83%     1.87%     1.86%     1.90%     1.89%
   Net investment income                                            2.82%**     1.73%     2.61%     2.41%     2.90%     3.32%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     1.85%**     1.83%     1.87%     1.86%     1.90%     1.88%
   Net investment income                                            2.82%**     1.73%     2.61%     2.41%     2.90%     3.32%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 31

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year      Year
                                                                 1/31/13     Ended     Ended     Ended     Ended     Ended
                                                                 (unaudited) 7/31/12   7/31/11   7/31/10   7/31/09   7/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 10.34     $ 10.07   $ 10.16   $  9.83   $  9.42   $  9.25
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.21     $  0.33   $  0.36   $  0.34   $  0.45   $  0.46
   Net realized and unrealized gain (loss) on investments          (0.28)       0.32     (0.03)     0.39      0.40      0.18
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ (0.07)    $  0.65   $  0.33   $  0.74   $  0.85   $  0.64
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.21)      (0.38)    (0.42)    (0.41)    (0.44)    (0.47)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.28)    $  0.27   $ (0.09)  $  0.33   $  0.41   $  0.17
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.06     $ 10.34   $ 10.07   $ 10.16   $  9.83   $  9.42
=============================================================================================================================
Total return*                                                      (0.66)%      6.56%     3.32%     7.75%     9.19%     6.98%
Ratio of net expenses to average net assets+                        0.84%**     0.74%     0.69%     0.77%     0.67%     0.64%
Ratio of net investment income to average net assets+               3.93%**     2.83%     3.85%     3.58%     4.32%     4.63%
Portfolio turnover rate                                               11%**       67%       19%       84%       48%       36%
Net assets, end of period (in thousands)                         $13,058     $13,092   $ 6,496   $10,699   $12,358   $38,386
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.84%**     0.74%     0.69%     0.77%     0.67%     0.64%
   Net investment income                                            3.93%**     2.83%     3.85%     3.58%     4.32%     4.63%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                     0.84%**     0.74%     0.69%     0.77%     0.67%     0.64%
   Net investment income                                            3.93%**     2.83%     3.85%     3.58%     4.32%     4.63%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

**    Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Notes to Financial Statements | 1/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar- weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At January 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for

34 Pioneer Government Income Fund | Semiannual Report | 1/31/13 financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended July 31, 2012 was as follows:

      --------------------------------------------------------------------------------
                                                                                  2012
      --------------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                       $6,562,486
      Long-term capital gain                                                        --
      --------------------------------------------------------------------------------
           Total                                                            $6,562,486
      ================================================================================

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 35

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

      -------------------------------------------------------------------------------
                                                                                2012
      -------------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                     $      1,282
      Capital loss carryforward                                          (10,371,031)
      Dividends payable                                                      (44,781)
      Net unrealized gain                                                 13,336,302
      -------------------------------------------------------------------------------
           Total                                                        $  2,921,772
      ===============================================================================

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,887 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2013.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to

36 Pioneer Government Income Fund | Semiannual Report | 1/31/13 prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2013 was $73,855. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended January 31, 2013 was 161.

      At January 31, 2013, open futures contracts were as follows.

      ----------------------------------------------------------------------------------------------------
                                                  Number of
                                                  Contracts    Settlement                      Unrealized
       Type                                       Long/(Short) Month        Value              Gain/(Loss)
      ----------------------------------------------------------------------------------------------------
       US Long Bond (CBT)                         (41)          3/13         $ (5,882,219)      $ 214,476
       US 10 Year Note                            (37)          3/13           (4,857,406)         78,008
       US 2 Year Note                             (25)          3/13           (5,510,547)             --
       US Ultra Bond (CBT)                         28           3/13            4,382,875        (258,078)
      ----------------------------------------------------------------------------------------------------
          Total                                                              $(11,867,297)      $  34,406
      ====================================================================================================

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 37

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,389 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 88,044
 Class B                                                                   2,957
 Class C                                                                  11,723
 Class Y                                                                   5,647
--------------------------------------------------------------------------------
   Total                                                                $108,371
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68,454 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily

38 Pioneer Government Income Fund | Semiannual Report | 1/31/13 net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,576 in distribution fees payable to PFD at January 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2013, CDSCs in the amount of $5,571 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2013 were as follows:

----------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments            Asset Derivatives 2013            Liabilities Derivatives 2013
 Under Accounting               --------------------------------------------------------------------
 Standards Codification         Balance Sheet                     Balance Sheet
 (ASC) 815                      Location         Value            Location          Value
----------------------------------------------------------------------------------------------------
Interest Rate Futures*          Receivables      $34,406          Payables          $   --
----------------------------------------------------------------------------------------------------
  Total                                          $34,406                            $   --
====================================================================================================

*     Reflects the net unrealized appreciation on futures contracts (see Note
      1G). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 39

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2013 was as follows:

----------------------------------------------------------------------------------------------------
 Derivatives Not                                                                        Change in
 Accounted for as                                                       Realized        Unrealized
 Hedging Instruments                                                    Gain on         Loss on
 Under Accounting              Location of Gain or (Loss)               Derivatives     Derivatives
 Standards Codification        on Derivatives Recognized                Recognized      Recognized
 (ASC) 815                     in Income                                in Income       in Income
----------------------------------------------------------------------------------------------------
 Interest Rate Futures         Net realized gain on futures contracts   $  17,525
 Interest Rate Futures         Change in net unrealized loss on
                               futures contracts                                        $ (51,845)
----------------------------------------------------------------------------------------------------

40 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Government Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 41 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and five year periods ended June 30, 2012 and in the third quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

42 Pioneer Government Income Fund | Semiannual Report | 1/31/13

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative both to its Morningstar category and Strategic Insight peer group for the comparable period. The Trustees noted the lower average account size of shareholders in the Fund, and considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio, noting in particular the Fund's shareholder fees and communications expenses.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 43 further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

44 Pioneer Government Income Fund | Semiannual Report | 1/31/13

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                       Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*     Chief Executive Officer of the Fund.

**    Chief Financial and Accounting Officer of the Fund.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 45

                           This page for your notes.

46 Pioneer Government Income Fund | Semiannual Report | 1/31/13

                           This page for your notes.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 47

                           This page for your notes.

48 Pioneer Government Income Fund | Semiannual Report | 1/31/13

            This page for your notes.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 49

                           This page for your notes.

50 Pioneer Government Income Fund | Semiannual Report | 1/31/13

                           This page for your notes.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/13 51

                           This page for your notes.

52 Pioneer Government Income Fund | Semiannual Report | 1/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18828-07-0313

                        Pioneer Classic
                        Balanced Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AOBLX
                        Class B     ASBBX
                        Class C     PCBCX
                        Class Y     AYBLX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Comparing Ongoing Fund Expenses                                              18

Schedule of Investments                                                      20

Financial Statements                                                         47

Notes to Financial Statements                                                55

Approval of Investment Advisory Agreement                                    63

Trustees, Officers and Service Providers                                     67

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 3

Portfolio Management Discussion | 1/31/13

The domestic stock market provided healthy returns during the six months ended January 31, 2013, helped both by a post-election rally and continuing evidence that the economy was expanding, albeit slowly. The fixed-income market, meanwhile, produced mixed results, with lower-rated, credit-sensitive securities generally outperforming higher-rated debt, especially government securities. In the following interview, portfolio managers Richard Schlanger and Walter Hunnewell, Jr., discuss the investment environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the six months ended January 31, 2013. Mr. Schlanger, vice president at Pioneer, is a member of Pioneer's fixed-income team and Mr. Hunnewell, vice president at Pioneer, is a member of Pioneer's equity team. Together, they are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended January 31, 2013?

A Pioneer Classic Balanced Fund's Class A shares returned 7.11% at net asset value during the six months ended January 31, 2013, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 9.90% and -0.34%, respectively. During the same period, the average return of the 522 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 7.40%.

Q How would you characterize the overall investment environment during the six months ended January 31, 2013?

A The predominant sentiment among investors during the six-month period was that both the U.S. and the overall global economy would continue their slow-growth trajectories. As a consequence, stocks, corporate bonds and other asset classes that tend to benefit during periods of economic expansion performed very well. At the same time, U.S. government bonds and other lower-risk, so-called "safe-haven" investments fell into disfavor with investors. In the fixed-income markets, corporate bonds--particularly lower-rated high-yield bonds--produced solid results, while U.S. Treasuries and U.S. government agency bonds lagged the overall market.

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

    Despite the generally positive market sentiment which prevailed during the six-month period, investors still developed some concerns about economic uncertainty. While real U.S. gross domestic product (GDP) was reported to have grown at a 3.1% annual pace for the third quarter of 2012 (July through September), the U.S. Commerce Department's first estimate for the fourth quarter's GDP number came in at -0.1% (since revised to +0.1%). Moreover, worries that partisan political feuding could result in government paralysis in Washington over important tax and spending policies swept through the markets in the fall of 2012, as the year-end deadline for avoiding automatic tax increases and spending cuts (the so-called "fiscal cliff") drew closer (a last-minute deal to avoid the "cliff" eventually was struck as the new year dawned).

    After the November 2012 national elections--the results of which at least clarified the political power structure of the country for the next two years, thus removing some cause for investor uncertainty--some of the market's concerns began to fade. In addition, investors took encouragement from year-end reports suggesting that the U.S. labor and housing markets were improving and that a slow-growth economic environment was the most likely scenario in the U.S. for the immediate future. And, of course, after the "fiscal cliff" deal was reached in the final month of the period, investors breathed another sigh of relief.

Q What general investment strategies affected the Fund's performance during the six months ended January 31, 2013?

A The emphasis on equities within the Fund's portfolio helped to drive positive performance during a period when the stock market produced substantially better results than the fixed-income market. While the typical allocation of many balanced funds is roughly 60% equities and 40% fixed-income, we generally kept between 63% and 64% of the Fund's net assets invested in the equity market during the six-month period. As of January 31, 2013, 65% of the Fund's net assets were invested in stocks. We maintained the emphasis on stocks in the Fund's portfolio because we believed that stocks generally offered better relative value during the period than the lower-yielding fixed-income market. In addition, good sector positioning in the Fund's equity portfolio helped returns, although that positive was slightly offset by security selection and positioning in the financials sector.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 5

    In the Fund's fixed-income portfolio, an overweight to credit-sensitive bonds as well as good security selection aided the Fund's performance relative to the Barclays Index.

Q What investment strategies or individual holdings had the biggest effect on the performance of the Fund's equity portfolio during the six months ended January 31, 2013?

A In general, the more economically sensitive areas of the stock market-- those that tend to fare well when the economy is expanding--outperformed the overall market. The best-performing sectors during the six-month period were financials, consumer discretionary, materials, industrials, health care and energy. In contrast, the more defensive sectors, such as telecom services, utilities and consumer staples, for the most part underperformed during the period. One notable exception to the sector-performance pattern during the period was information technology, a sector that often fares well when the economy is growing. During the six months ended January 31, 2013, however, information technology underperformed the overall equity market.

    Given the performance characteristics of the equity market during the period, the Fund's sector positioning generally helped overall results as we overweighted the Fund to health care, materials and industrials, while underweighting consumer staples and utilities.

    The greatest drag on the equity portfolio's performance was generated by the financial sector, where the Fund's results relative to the S&P 500 were held back both by the portfolio's underweight position as well as stock selection in the sector. In particular, our decisions to have the Fund not own shares of two large banking institutions--Bank of America and JPMorgan Chase--hurt relative performance. That said, we continue to believe that there are better investment opportunities elsewhere within financials. Regarding Bank of America, we are skeptical about the company's earnings power; and we eliminated a previous Fund position in JPMorgan Chase prior to the start of the six-month period after the company experienced problems in its trading operations that led to big losses.

    Outside of the financials sector, individual holdings that detracted from the Fund's relative results during the period included Teva Pharmaceuticals, the world's largest generic drug company; Century Link, a rural telecommunication services provider; and Altria, a domestic tobacco company.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

    Several Fund holdings made positive contributions to the equity portfolio's relative performance during the six-month period. The positive contributors in the portfolio included media company Gannet and industrial corporation Rockwell Automation. Gannett, which operates both newspaper and broadcasting companies, outperformed during the period, for several reasons. As the company implemented new cost-production programs, Gannett also introduced new strategies that improved the profitability of its newspapers by increasing revenues derived from readers who gain access to Gannett's content via web-based sites. Finally, Gannett benefited from advertising revenue gains at its television stations. Rockwell Automation is a global leader in designing and producing technology-based automation equipment that helps manufacturers to become more productive.

    In addition, the Fund's returns benefited by our decision to underweight the equity portfolio in three large, but underperforming, stocks featured in the S&P 500 benchmark: telecom provider AT&T; consumer technology leader Apple; and soft drink company Coca-Cola.

Q What investment strategies or individual holdings had the biggest effect on the performance of the Fund's fixed-income portfolio during the six months ended January 31, 2013?

A The Fund's fixed-income portfolio significantly outperformed its benchmark, the Barclays Index, during the six-month period due to an overweight to credit-sensitive securities, such as corporate bonds, and an underweight to Treasuries. At the end of the period, the Fund's fixed-income portfolio had just 5.5% of assets invested in Treasuries, while the Barclays Index had allocated more than 50% to Treasuries.

    Good security selection also helped the Fund's performance in the fixed-income area. One noteworthy contributor to performance was our decision to invest the portfolio in debt issued by three large companies based in Europe, where we were encouraged by the more accommodative fiscal policies of the European Central Bank. Two of those contributors were bonds issued by telecom services companies Telecom Italia and Telefonica (of Spain). In addition to operations in their home countries, Telecom Italia and Telefonica have extensive operations in Latin America. A third European investment that had a positive effect on the Fund's

                 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13   7
    performance was a position in debt issued by Banco Santander, a large Spain-based banking institution with operations in Spain, the United Kingdom, the United States and Latin America.

    On the downside, the Fund's investments in some longer-maturity Treasuries held back overall results, but the portfolio's position was very small and had only a minor impact on overall performance.

    In general, we have been cautious about taking on interest-rate risk in the fixed-income portfolio, and we moved to protect the Fund against the risk of increasing longer-term rates during the period. As of January 31, 2013, for example, the effective duration of the Fund's fixed-income investments was
    4.81 years, while the duration of the Barclays Index was 5.83 years (duration is a measure of a portfolio's price sensitivity to changes in interest rates).

Q What is your investment outlook, and how has your view affected the Fund's positioning as of January 31, 2013?

A In general, we think the investment environment during the coming months will remain very similar to the one we witnessed over the previous six months ended January 31, 2013. We believe the global economy should continue to grow at a modest pace, aided by the generally accommodative monetary policies of some of the world's major central banks. Worries continue to linger about conditions in Europe, where the sovereign-debt crisis, while quieted somewhat in recent months, still has the potential to reignite and cause a tremor in the markets; but we also see signs of progress in other areas of the world, such as Japan, which has begun taking steps to move away from its deflationary economy.

    At home, we expect economic growth to be moderate and we anticipate that the Federal Reserve Board (the Fed) will keep short-term interest rates at their current, extremely low levels, at least through the first half of 2013.

    To be sure, we believe risks remain that could undermine the slow-growth paths of the national and global economies. Even non-economic events that cannot be anticipated, be they natural disasters or surprising political developments, can have significant effects on the capital markets.

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

    We continue to believe the equity market offers better relative value, as evidenced by the Fund's 65% allocation to stocks as of January 31, 2013. In the Fund's equity portfolio, we intend to maintain an emphasis on stocks of companies with high dividend yields*, good growth prospects, or both.

    In the Fund's equity portfolio, the largest overweight position relative to the S&P 500 as of period end is in the industrials sector, although we tend not to take overly aggressive positions when it comes to the Fund's overweights. While companies in the industrials sector, in general, have not outperformed recently, we believe many corporations in the sector have the ability to produce healthy dividends and achieve significant earnings gains. The expanding global economy offers many potential opportunities, in our view, and we also envision the possibility of a new industrial renaissance within the United States, thanks to low-cost energy supplies and an increasingly competitive labor force. The second-largest overweight in the Fund's equity portfolio is in materials, another cyclical group. In materials, the Fund holds positions in global mining companies as well as in chemical corporations, including some companies that are focused on manufacturing products for the global agriculture industry. The third-largest weighting in the equity portfolio at period end is in health care, where we believe a number of companies have good growth prospects.

    Relative to the S&P 500, utilities continues to be the Fund's largest underweight, as we see little value in the sector. The Fund also remains underweighted in financials, although we have increased the equity portfolio's exposure to the sector and expect to seek additional investment opportunities there. In contrast, we have reduced the Fund's allocation to consumer discretionary stocks, as we are concerned about the possibility that the slow-growth economy and recent increases in payroll taxes could become drags on consumer spending.

    With regard to the outlook for the fixed-income market, we anticipate that the Fed will remain accommodative, at least for the first half of 2013. The Fed has embarked upon a third round of quantitative easing (QE3), which involves purchasing longer-maturity Treasuries and government agency mortgages in the open market. QE3 has had the effect of suppressing any potential increase in long-term interest rates, at least for

*   Dividends are not guaranteed.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 9 the time being. With yields available on higher-rated securities so low, the Fed has encouraged investors to move toward riskier asset classes, such as high-yield bonds.

     Looking ahead, we intend to seek potential opportunities to add to the Fund's positions in mortgage-backed securities. While high-yield corporates have performed very well up until now, the rally in the asset class has had the effect of reducing or compressing the typical yield advantages offered by high-yield securities. As a result, we are cautious about the Fund's exposure to the high-yield market, a market that remains vulnerable to any bad economic news. In addition, we have sold some short-maturity corporates from the Fund's fixed-income portfolio, in light of their compressed yield advantages. Conversely, we have made some opportunistic Fund investments in the municipal bond market; municipals, in our view, have become more attractive as a number of states improve their overall fiscal health.

     Overall, we expect to continue to manage the Fund with a well-diversified**, balanced approach, while keeping an eye on maintaining a relatively competitive current dividend yield.

** Diversification does not assure a profit nor protect against loss in a declining market.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Please refer to the Schedule of Investments on pages 20-46 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 11

Portfolio Summary | 1/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                       60.6%
U.S. Corporate Bonds                                     17.9%
U.S. Government Securities                                5.2%
International Corporate Bonds                             4.6%
Collateralized Mortgage Obligations                       3.3%
International Common Stocks                               2.9%
Municipal Bonds                                           1.7%
Asset-Backed Securities                                   1.3%
Depository Receipts for International Stocks              0.9%
Senior Secured Loans                                      0.7%
U.S. Preferred Stocks                                     0.5%
Convertible Preferred Stock                               0.3%
Foreign Government Bond                                   0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

Financials                                               26.3%
Information Technology                                   12.4%
Energy                                                   10.4%
Industrials                                               9.0%
Health Care                                               8.8%
Consumer Discretionary                                    8.4%
Government                                                7.2%
Consumer Staples                                          6.7%
Materials                                                 4.8%
Telecommunication Services                                3.3%
Utilities                                                 2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Google, Inc.                                                        1.88%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                         1.87
--------------------------------------------------------------------------------
 3. QUALCOMM, Inc.                                                      1.85
--------------------------------------------------------------------------------
 4. United Technologies Corp.                                           1.69
--------------------------------------------------------------------------------
 5. Wells Fargo & Co.                                                   1.50
--------------------------------------------------------------------------------
 6. Comcast Corp.                                                       1.47
--------------------------------------------------------------------------------
 7. Pfizer, Inc.                                                        1.42
--------------------------------------------------------------------------------
 8. Philip Morris International, Inc.                                   1.40
--------------------------------------------------------------------------------
 9. Johnson & Johnson, Inc.                                             1.23
--------------------------------------------------------------------------------
10. Ensco Plc                                                           1.21
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Prices and Distributions | 1/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        1/31/13                      7/31/12
--------------------------------------------------------------------------------
           A                           $9.97                        $9.64
--------------------------------------------------------------------------------
           B                           $9.91                        $9.58
--------------------------------------------------------------------------------
           C                           $9.94                        $9.61
--------------------------------------------------------------------------------
           Y                           $9.98                        $9.66
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-1/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A            $0.1362                 $   --          $0.2062
--------------------------------------------------------------------------------
           B            $0.0934                 $   --          $0.2062
--------------------------------------------------------------------------------
           C            $0.0964                 $   --          $0.2062
--------------------------------------------------------------------------------
           Y            $0.1535                 $   --          $0.2062
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-17.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 13

Performance Update | 1/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays
Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
10 Years           6.73%       6.24%
5 Years            4.73        3.78
1 Year            10.41        5.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.30%        1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Barclays Government/Credit   Standard & Poor's
                Balanced Fund     Bond Index                   500 Index
1/31/2003       $      9,550      $   10,000                   $     10,000
1/31/2004       $     11,454      $   13,455                   $     10,562
1/31/2005       $     11,979      $   14,292                   $     10,982
1/31/2006       $     12,983      $   15,775                   $     11,144
1/31/2007       $     14,516      $   18,062                   $     11,577
1/31/2008       $     14,535      $   17,644                   $     12,660
1/31/2009       $     10,797      $   10,831                   $     12,930
1/31/2010       $     14,140      $   14,420                   $     13,931
1/31/2011       $     16,118      $   17,622                   $     14,642
1/31/2012       $     16,590      $   18,360                   $     16,079
1/31/2013       $     18,317      $   21,438                   $     16,541

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Performance Update | 1/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           5.82%        5.82%
5 Years            3.79         3.79
1 Year             9.42         5.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.33%        2.06%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Barclays Government/Credit   Standard & Poor's
                Balanced Fund     Bond Index                   500 Index
1/31/2003       $   10,000        $   10,000                   $   10,000
1/31/2004       $   11,906        $   13,455                   $   10,562
1/31/2005       $   12,353        $   14,292                   $   10,982
1/31/2006       $   13,280        $   15,775                   $   11,144
1/31/2007       $   14,735        $   18,062                   $   11,577
1/31/2008       $   14,616        $   17,644                   $   12,660
1/31/2009       $   10,755        $   10,831                   $   12,930
1/31/2010       $   13,948        $   14,420                   $   13,931
1/31/2011       $   15,767        $   17,622                   $   14,642
1/31/2012       $   16,087        $   18,360                   $   16,079
1/31/2013       $   17,603        $   21,438                   $   16,541

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 15

Performance Update | 1/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years          5.90%        5.90%
5 Years           3.81         3.81
1 Year            9.42         9.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Barclays Government/Credit   Standard & Poor's
                Balanced Fund     Bond Index                   500 Index
1/31/2003       $  10,000         $   10,000                   $  10,000
1/31/2004       $  11,906         $   13,455                   $  10,562
1/31/2005       $  12,353         $   14,292                   $  10,982
1/31/2006       $  13,354         $   15,775                   $  11,144
1/31/2007       $  14,812         $   18,062                   $  11,577
1/31/2008       $  14,706         $   17,644                   $  12,660
1/31/2009       $  10,823         $   10,831                   $  12,930
1/31/2010       $  14,041         $   14,420                   $  13,931
1/31/2011       $  15,865         $   17,622                   $  14,642
1/31/2012       $  16,207         $   18,360                   $  16,079
1/31/2013       $  17,733         $   21,438                   $  16,541

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Performance Update | 1/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years          7.02%        7.02%
5 Years           5.06         5.06
1 Year            10.59        10.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Classic   Barclays Government/Credit   Standard & Poor's
                Balanced Fund     Bond Index                   500 Index
1/31/2003       $   5,000,000     $     5,000,000              $    5,000,000
1/31/2004       $   6,001,539     $     6,727,298              $    5,281,122
1/31/2005       $   6,285,827     $     7,145,896              $    5,490,967
1/31/2006       $   6,828,631     $     7,887,337              $    5,572,026
1/31/2007       $   7,661,616     $     9,030,902              $    5,788,340
1/31/2008       $   7,700,067     $     8,822,022              $    6,330,072
1/31/2009       $   5,737,882     $     5,415,531              $    6,465,170
1/31/2010       $   7,542,241     $     7,210,081              $    6,965,249
1/31/2011       $   8,625,364     $     8,810,773              $    7,321,158
1/31/2012       $   8,911,858     $     9,180,090              $    8,039,445
1/31/2013       $   9,855,494     $    10,718,918              $    8,270,709

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
Share Class                        A            B            C            Y
--------------------------------------------------------------------------------
Beginning Account Value       $1,000.00     $1,000.00    $1,000.00    $1,000.00
on 8/1/12
--------------------------------------------------------------------------------
Ending Account                $1,071.10     $1,066.90    $1,067.00    $1,071.80
Value (after expenses)
on 1/31/13
--------------------------------------------------------------------------------
Expenses Paid                 $    6.06     $   10.73    $   10.42    $    4.75
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.06%, 2.00% and 0.91% for Class A, B, C and Y shares respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
Share Class                      A            B           C             Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00    $1,000.00   $1,000.00     $1,000.00
on 8/1/12
--------------------------------------------------------------------------------
Ending Account              $1,019.36    $1,014.82   $1,015.12     $1,020.62
Value (after expenses)
on 1/31/13
--------------------------------------------------------------------------------
Expenses Paid               $    5.90    $   10.46   $   10.16     $    4.63
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.06%, 2.00% and 0.91% for Class A, B, C and Y shares respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the partial year period).

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 19

Schedule of Investments | 1/31/13 (unaudited)

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        PREFERRED STOCKS -- 0.4%
                                        BANKS -- 0.2%
                                        Diversified Banks -- 0.2%
      13,300      6.50        A-/Baa1   US Bancorp, Floating Rate Note
                                        (Perpetual)                                     $       381,976
       6,000      6.00        A-/Baa1   US Bancorp, Floating Rate Note
                                        (Perpetual)                                             161,400
                                                                                        ---------------
                                                                                        $       543,376
-------------------------------------------------------------------------------------------------------
                                        Regional Banks -- 0.0%+
       1,000      6.25          A-/NR   CoBank ACB, Floating Rate Note
                                        (Perpetual) (144A)                              $       106,938
                                                                                        ---------------
                                        Total Banks                                     $       650,314
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.0%+
                                        Other Diversified Financial
                                        Services -- 0.0%+
       3,000      7.88         BB/Ba2   Citigroup Capital XIII, Floating Rate
                                        Note, 10/30/40                                  $        83,580
                                                                                        ---------------
                                        Total Diversified Financials                    $        83,580
-------------------------------------------------------------------------------------------------------
                                        INSURANCE -- 0.2%
                                        Property & Casualty Insurance -- 0.2%
      21,025      5.10       BBB/Baa1   The Allstate Corp., Floating Rate
                                        Note, 1/15/53                                   $       536,768
                                                                                        ---------------
                                        Total Insurance                                 $       536,768
-------------------------------------------------------------------------------------------------------
                                        TOTAL PREFERRED STOCKS
                                        (Cost $1,191,403)                               $     1,270,662
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------------------------------
                                        CONVERTIBLE PREFERRED STOCK -- 0.3%
                                        BANKS -- 0.3%
                                        Diversified Banks -- 0.3%
         700                 BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99
                                        (Perpetual)                                     $       903,630
-------------------------------------------------------------------------------------------------------
                                        TOTAL CONVERTIBLE PREFERRED STOCK
                                        (Cost $730,069)                                 $       903,630
-------------------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 63.9%
                                        ENERGY -- 7.8%
                                        Oil & Gas Drilling -- 1.2%
      54,393                            Ensco Plc                                       $     3,457,763
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 1.0%
      31,952                            Halliburton Co.                                 $     1,299,807
      19,491                            Schlumberger, Ltd.                                    1,521,273
                                                                                        ---------------
                                                                                        $     2,821,080
-------------------------------------------------------------------------------------------------------
                                        Integrated Oil & Gas -- 1.9%
      41,506                            BP Plc (A.D.R.)                                 $     1,847,847
      22,994                            Chevron Corp.                                         2,647,759
      10,157                            Occidental Petroleum Corp.                              896,558
                                                                                        ---------------
                                                                                        $     5,392,164
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 2.7%
      18,777                            Anadarko Petroleum Corp.                        $     1,502,536
      26,009                            Cobalt International Energy, Inc.*                      629,678
      31,863                            ConocoPhillips, Inc.                                  1,848,054
       5,092                            EOG Resources, Inc.                                     636,398
      28,815                            EQT Corp.                                             1,711,899
      46,300                            Marathon Oil Corp.                                    1,556,143
                                                                                        ---------------
                                                                                        $     7,884,708
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.3%
      12,226                            Phillips 66, Inc.                               $       740,529
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 0.7%
      27,192                            Spectra Energy Corp.                            $       755,394
      20,454                            Targa Resources Corp.                                 1,234,603
                                                                                        ---------------
                                                                                        $     1,989,997
                                                                                        ---------------
                                        Total Energy                                    $    22,286,241
-------------------------------------------------------------------------------------------------------
                                        MATERIALS -- 3.4%
                                        Fertilizers & Agricultural Chemicals -- 1.3%
      17,002                            Monsanto Co.                                    $     1,723,153
      31,948                            The Mosaic Co.                                        1,956,815
                                                                                        ---------------
                                                                                        $     3,679,968
-------------------------------------------------------------------------------------------------------
                                        Specialty Chemicals -- 0.6%
      25,011                            Ecolab, Inc.                                    $     1,810,796
-------------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 1.1%
      15,251                            Compass Minerals International, Inc.            $     1,098,835
      63,144                            Freeport-McMoRan Copper & Gold, Inc.                  2,225,826
                                                                                        ---------------
                                                                                        $     3,324,661
-------------------------------------------------------------------------------------------------------
                                        Gold -- 0.4%
      24,472                            Newmont Mining Corp.                            $     1,051,317
                                                                                        ---------------
                                        Total Materials                                 $     9,866,742
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 21

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 7.2%
                                        Aerospace & Defense -- 1.7%
      55,307                            United Technologies Corp.                       $     4,843,234
-------------------------------------------------------------------------------------------------------
                                        Construction & Engineering -- 0.5%
      44,310                            KBR, Inc.                                       $     1,383,358
-------------------------------------------------------------------------------------------------------
                                        Electrical Components & Equipment -- 0.7%
      23,891                            Rockwell Automation, Inc.                       $     2,130,838
-------------------------------------------------------------------------------------------------------
                                        Industrial Conglomerates -- 1.8%
      20,170                            3M Co.                                          $     2,028,094
     145,785                            General Electric Co.                                  3,248,090
                                                                                        ---------------
                                                                                        $     5,276,184
-------------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery &
                                        Heavy Trucks -- 0.6%
      14,779                            Cummins, Inc.                                   $     1,697,073
-------------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 1.9%
      19,439                            Ingersoll-Rand Plc                              $       998,970
      35,036                            Snap-on, Inc.                                         2,838,617
       8,946                            SPX Corp.                                               667,640
      17,257                            Timken Co.                                              925,148
                                                                                        ---------------
                                                                                        $     5,430,375
                                                                                        ---------------
                                        Total Capital Goods                             $    20,761,062
-------------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.6%
                                        Air Freight & Logistics -- 0.6%
      21,177                            United Parcel Service, Inc. (Class B)           $     1,679,124
                                                                                        ---------------
                                        Total Transportation                            $     1,679,124
-------------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.6%
                                        Auto Parts & Equipment -- 0.3%
      33,389                            Johnson Controls, Inc.                          $     1,038,064
-------------------------------------------------------------------------------------------------------
                                        Automobile Manufacturers -- 0.3%
      60,488                            Ford Motor Co.                                  $       783,320
                                                                                        ---------------
                                        Total Automobiles & Components                  $     1,821,384
-------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 1.5%
                                        Restaurants -- 1.5%
       5,139                            Chipotle Mexican Grill, Inc.*                   $     1,577,724
      27,482                            McDonald's Corp.                                      2,618,760
                                                                                        ---------------
                                                                                        $     4,196,484
                                                                                        ---------------
                                        Total Consumer Services                         $     4,196,484
-------------------------------------------------------------------------------------------------------
                                        MEDIA -- 3.7%
                                        Broadcasting -- 0.3%
      18,299                            CBS Corp. (Class B)                             $       763,434
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 1.4%
     110,094                            Comcast Corp.                                   $     4,192,380
-------------------------------------------------------------------------------------------------------
                                        Movies & Entertainment -- 1.3%
      86,445                            Regal Entertainment Group, Inc.                 $     1,290,624
      30,895                            The Walt Disney Co.                                   1,664,623
      14,359                            Time Warner, Inc.                                       725,417
                                                                                        ---------------
                                                                                        $     3,680,664
-------------------------------------------------------------------------------------------------------
                                        Publishing -- 0.7%
      98,316                            Gannett Co., Inc.                               $     1,929,943
                                                                                        ---------------
                                        Total Media                                     $    10,566,421
-------------------------------------------------------------------------------------------------------
                                        RETAILING -- 1.1%
                                        Home Improvement Retail -- 1.1%
      29,784                            Lowe's Companies, Inc.                          $     1,137,451
      29,262                            The Home Depot, Inc.                                  1,958,213
                                                                                        ---------------
                                                                                        $     3,095,664
                                                                                        ---------------
                                        Total Retailing                                 $     3,095,664
-------------------------------------------------------------------------------------------------------
                                        FOOD & STAPLES RETAILING -- 1.8%
                                        Drug Retail -- 1.8%
      47,866                            CVS Caremark Corp.                              $     2,450,739
      66,030                            Walgreen Co.                                          2,638,559
                                                                                        ---------------
                                                                                        $     5,089,298
                                                                                        ---------------
                                        Total Food & Staples Retailing                  $     5,089,298
-------------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 3.4%
                                        Soft Drinks -- 0.3%
      28,431                            Coca-Cola Enterprises, Inc.                     $       991,389
-------------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.7%
     113,909                            DE Master Blenders 1753 NV*                     $     1,404,930
      22,781                            Hillshire Brands Co.                                    705,755
                                                                                        ---------------
                                                                                        $     2,110,685
-------------------------------------------------------------------------------------------------------
                                        Tobacco -- 2.4%
      82,880                            Altria Group, Inc.                              $     2,791,398
      45,570                            Philip Morris International, Inc.                     4,017,451
                                                                                        ---------------
                                                                                        $     6,808,849
                                                                                        ---------------
                                        Total Food, Beverage & Tobacco                  $     9,910,923
-------------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 1.0%
                                        Household Products -- 1.0%
       9,759                            Colgate-Palmolive Co.                           $     1,047,824
      24,773                            The Procter & Gamble Co.                              1,861,939
                                                                                        ---------------
                                                                                        $     2,909,763
                                                                                        ---------------
                                        Total Household & Personal Products             $     2,909,763
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 23

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
                                        Health Care Equipment -- 0.7%
      26,455                            Abbott Laboratories, Inc.                       $       896,295
      16,383                            Covidien Plc                                          1,021,316
                                                                                        ---------------
                                                                                        $     1,917,611
-------------------------------------------------------------------------------------------------------
                                        Health Care Distributors -- 1.2%
      31,770                            McKesson Corp.                                  $     3,343,157
-------------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.2%
      11,428                            Express Scripts Holding Co.*                    $       610,484
-------------------------------------------------------------------------------------------------------
                                        Managed Health Care -- 0.8%
      44,022                            UnitedHealth Group, Inc.                        $     2,430,455
                                                                                        ---------------
                                        Total Health Care Equipment & Services          $     8,301,707
-------------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS, BIOTECHNOLOGY &
                                        LIFE SCIENCES -- 5.7%
                                        Biotechnology -- 1.9%
      19,422                            Amgen, Inc.                                     $     1,659,804
      17,607                            Celgene Corp.*                                        1,742,389
      32,452                            Gilead Sciences, Inc.*                                1,280,231
      18,231                            Vertex Pharmaceuticals, Inc.*                           816,384
                                                                                        ---------------
                                                                                        $     5,498,808
-------------------------------------------------------------------------------------------------------
                                        Pharmaceuticals -- 3.8%
      26,455                            AbbVie, Inc.                                    $       970,634
      17,334                            Actavis, Inc.*                                        1,497,484
      15,456                            AstraZeneca Plc (A.D.R.)                                744,670
      47,762                            Johnson & Johnson, Inc.                               3,530,567
     149,085                            Pfizer, Inc.                                          4,067,039
       1,600                            Zoetis, Inc.*                                            41,600
                                                                                        ---------------
                                                                                        $    10,851,994
                                                                                        ---------------
                                        Total Pharmaceuticals, Biotechnology
                                        & Life Sciences                                 $    16,350,802
-------------------------------------------------------------------------------------------------------
                                        BANKS -- 3.1%
                                        Diversified Banks -- 1.7%
      22,150                            US Bancorp                                      $       733,165
     122,919                            Wells Fargo & Co.                                     4,281,269
                                                                                        ---------------
                                                                                        $     5,014,434
-------------------------------------------------------------------------------------------------------
                                        Regional Banks -- 1.0%
      44,081                            PNC Financial Services Group, Inc.              $     2,724,206
-------------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 0.4%
      91,424                            New York Community Bancorp, Inc.                $     1,220,510
                                                                                        ---------------
                                        Total Banks                                     $     8,959,150
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 4.3%
                                        Other Diversified Financial Services -- 1.0%
      65,066                            Citigroup, Inc.                                 $     2,743,183
-------------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.9%
      28,419                            Capital One Financial Corp.                     $     1,600,558
      26,810                            Discover Financial Services, Inc.                     1,029,236
                                                                                        ---------------
                                                                                        $     2,629,794
-------------------------------------------------------------------------------------------------------
                                        Asset Management & Custody Banks -- 1.5%
      52,461                            Ares Capital Corp.                              $       939,577
       7,149                            Franklin Resources, Inc.                                978,555
      32,458                            Invesco, Ltd.                                           884,480
      24,827                            The Carlyle Group LP                                    775,595
      16,658                            Walter Investment Management Corp.*                     746,445
                                                                                        ---------------
                                                                                        $     4,324,652
-------------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 0.9%
      18,537                            The Goldman Sachs Group, Inc.                   $     2,740,881
                                                                                        ---------------
                                        Total Diversified Financials                    $    12,438,510
-------------------------------------------------------------------------------------------------------
                                        INSURANCE -- 0.4%
                                        Life & Health Insurance -- 0.4%
      21,000                            Aflac, Inc.                                     $     1,114,260
                                                                                        ---------------
                                        Total Insurance                                 $     1,114,260
-------------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.8%
                                        Residential REIT -- 0.4%
      21,712                            American Campus Communities, Inc.               $     1,011,128
-------------------------------------------------------------------------------------------------------
                                        Specialized REIT -- 0.4%
      60,585                            Chesapeake Lodging Trust, Inc.                  $     1,293,490
                                                                                        ---------------
                                        Total Real Estate                               $     2,304,618
-------------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 5.7%
                                        Internet Software & Services -- 2.2%
      18,380                            eBay, Inc.*                                     $     1,027,993
       7,130                            Google, Inc.*                                         5,388,065
                                                                                        ---------------
                                                                                        $     6,416,058
-------------------------------------------------------------------------------------------------------
                                        Data Processing & Outsourced Services -- 0.5%
       8,256                            Visa, Inc.                                      $     1,303,705
-------------------------------------------------------------------------------------------------------
                                        Application Software -- 1.4%
      26,287                            Adobe Systems, Inc.*                            $       994,437
      17,345                            Citrix Systems, Inc.*                                 1,268,960
      74,865                            Nuance Communications, Inc.*                          1,800,503
                                                                                        ---------------
                                                                                        $     4,063,900
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 25

-------------------------------------------------------------------------------------------------------
 Shares                                                                                 Value
-------------------------------------------------------------------------------------------------------
                                        Systems Software -- 1.6%
      30,686                            Check Point Software Technologies, Ltd.*        $     1,534,300
     113,930                            Microsoft Corp.                                       3,129,657
                                                                                        ---------------
                                                                                        $     4,663,957
                                                                                        ---------------
                                        Total Software & Services                       $    16,447,620
-------------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 4.0%
                                        Communications Equipment -- 1.8%
      80,005                            Qualcomm, Inc.                                  $     5,282,730
-------------------------------------------------------------------------------------------------------
                                        Computer Hardware -- 1.9%
      11,759                            Apple, Inc.                                     $     5,353,990
-------------------------------------------------------------------------------------------------------
                                        Computer Storage & Peripherals -- 0.3%
      16,548                            SanDisk Corp.*                                  $       827,235
                                                                                        ---------------
                                        Total Technology Hardware &
                                        Equipment                                       $    11,463,955
-------------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS & SEMICONDUCTOR
                                        EQUIPMENT -- 2.4%
                                        Semiconductors -- 2.4%
      36,629                            Analog Devices, Inc.                            $     1,598,490
      72,846                            Intel Corp.                                           1,532,680
      21,376                            Maxim Integrated Products, Inc.                         672,275
      54,478                            Microchip Technology, Inc.                            1,822,289
      34,849                            Xilinx, Inc.                                          1,271,640
                                                                                        ---------------
                                                                                        $     6,897,374
                                                                                        ---------------
                                        Total Semiconductors &
                                        Semiconductor Equipment                         $     6,897,374
-------------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 1.9%
                                        Integrated Telecommunication Services -- 1.9%
      84,537                            CenturyLink, Inc.                               $     3,419,522
     195,303                            Windstream Corp.                                      1,902,251
                                                                                        ---------------
                                                                                        $     5,321,773
                                                                                        ---------------
                                        Total Telecommunication Services                $     5,321,773
-------------------------------------------------------------------------------------------------------
                                        UTILITIES -- 0.6%
                                        Gas Utilities -- 0.3%
      18,924                            ONEOK, Inc.                                     $       889,617
-------------------------------------------------------------------------------------------------------
                                        Multi-Utilities -- 0.3%
      29,200                            Ameren Corp.                                    $       947,248
                                                                                        ---------------
                                        Total Utilities                                 $     1,836,865
-------------------------------------------------------------------------------------------------------
                                        TOTAL COMMON STOCKS
                                        (Cost $147,453,381)                             $   183,619,740
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        ASSET BACKED SECURITIES -- 1.3%
                                        MATERIALS -- 0.4%
                                        Diversified Metals & Mining -- 0.1%
     105,684               BBB+/Baa1    Lehman ABS Manufactured Housing
                                        Contract Trust 2001-B, 5.873%,
                                        4/15/40                                         $       115,729
-------------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.1%
     320,096                   AA+/A2   Credit-Based Asset Servicing and
                                        Securitization LLC, 5.334%,
                                        7/25/35 (Step)                                  $       316,785
-------------------------------------------------------------------------------------------------------
                                        Steel -- 0.2%
     110,858       1.28        AAA/A1   Accredited Mortgage Loan Trust
                                        2004-3, Floating Rate Note, 10/25/34            $       106,123
      11,239       0.86       AA+/Aa2   Asset Backed Securities Corp., Home
                                        Equity, Floating Rate Note, 4/25/35                      11,210
      35,964       1.55        AA/Ba1   CDC Mortgage Capital Trust 2003-HE1,
                                        Floating Rate Note, 8/25/33                              33,936
      47,712       0.61       AAA/Aaa   Home Equity Asset Trust 2005-5,
                                        Floating Rate Note, 11/25/35                             47,213
      81,503       0.48       AAA/Aa1   Home Equity Asset Trust 2005-6,
                                        Floating Rate Note, 12/25/35                             80,801
     134,958                  AAA/Aaa   HSBC Home Equity Loan Trust USA
                                        2006-3, 5.63%, 3/20/36 (Step)                           136,245
     266,574       0.46       AA+/Aa3   Option One Mortgage Loan Trust
                                        2005-4 Asset-Backed Certificates
                                        Series 2005-4, Floating Rate Note,
                                        11/25/35                                                262,175
                                                                                        ---------------
                                                                                        $       677,703
                                                                                        ---------------
                                        Total Materials                                 $     1,110,217
-------------------------------------------------------------------------------------------------------
                                        BANKS -- 0.3%
                                        Diversified Banks -- 0.0%+
     106,195       0.29        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                        Securities 2007-2 Trust, Floating Rate
                                        Note, 4/25/37                                   $       104,377
-------------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- 0.3%
     459,229                   BB-/B1   Citicorp Residential Mortgage Trust
                                        Series 2006-1, 5.939%, 7/25/36 (Step)           $       457,963
      62,035       0.61       AAA/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                        Floating Rate Note, 7/25/35                              62,008
     142,867                    AA/NR   Leaf Receivables Funding 4 LLC,
                                        4.9%, 2/20/22 (144A)                                    142,867
      50,152       0.60       AA+/Aa1   Structured Asset Investment Loan Trust
                                        2005-4, Floating Rate Note, 5/25/35                      49,808

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 27

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
     150,000       0.33       CCC/Ba2   Structured Asset Securities Corp
                                        Mortgage Loan Trust 2007-BC2, Floating
                                        Rate Note, 3/25/37                              $       135,822
                                                                                        ---------------
                                                                                        $       848,468
                                                                                        ---------------
                                        Total Banks                                     $       952,845
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.6%
                                        Specialized Finance -- 0.5%
     886,500               BBB+/Baa1    Domino's Pizza Master Issuer LLC,
                                        5.216%, 1/25/42 (144A)                          $     1,000,548
     305,000       0.64       NR/Aaa    GE Dealer Floorplan Master Note Trust,
                                        Floating Rate Note, 10/20/17                            305,667
                                                                                        ---------------
                                                                                        $     1,306,215
-------------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.1%
     349,611                   NR/Aa3   California Republic Auto Receivables
                                        Trust 2012-1, 1.18%, 8/15/17 (144A)             $       349,442
                                                                                        ---------------
                                        Total Diversified Financials                    $     1,655,657
-------------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $3,528,846)                               $     3,718,719
-------------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE
                                        OBLIGATIONS -- 3.3%
                                        BANKS -- 1.9%
                                        Thrifts & Mortgage Finance -- 1.9%
     358,435                    B-/NR   Alternative Loan Trust 2004-14T2,
                                        5.5%, 8/25/34                                   $       354,582
      95,473                 BBB+/Ba3   Alternative Loan Trust 2004-2CB,
                                        5.125%, 3/25/34                                          96,766
     238,932                 CCC/Caa2   Alternative Loan Trust 2005-1CB,
                                        5.5%, 3/25/35                                           196,675
     225,910                  A+/Baa2   Banc of America Alternative Loan
                                        Trust 2003-2, 5.75%, 4/25/33                            245,143
     415,726                 NR/Baa2    Banc of America Alternative Loan
                                        Trust 2003-7, 5.5%, 9/25/33                             423,106
     328,328                   NR/Ba2   Banc of America Alternative Loan
                                        Trust 2004-2, 6.0%, 3/25/34                             338,659
      78,281       0.30        AAA/NR   Banc of America Funding 2010-R4
                                        Trust, Floating Rate Note, 9/26/46
                                        (144A)                                                   77,101
     168,127       2.34     AA+/Baa2    Bear Sterns ARM Trust 2003-5, Floating
                                        Rate Note, 8/25/33                                      167,281
     100,000       4.65        AA-/A1   City Center Trust 2011-CCHP, Floating
                                        Rate Note, 7/15/28 (144A)                               100,831
     168,000                  AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                        2.436%, 10/15/45                                        170,688

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
     172,105       5.73          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                        Floating Rate Note, 2/25/34                     $       171,825
     250,000                   AAA/NR   JP Morgan Chase Commercial Mortgage
                                        Securities Trust 2010-C2, 3.616%,
                                        11/15/43 (144A)                                         274,043
     160,663       2.38      AAA/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                        Floating Rate Note, 10/25/33                            163,533
      42,986       5.41       AAA/Aaa   Lehman Brothers Small Balance
                                        Commercial Mortgage Trust 2006-3,
                                        Floating Rate Note, 12/25/36 (144A)                      42,559
      35,334       1.05       AAA/Aaa   Lehman Brothers Small Balance
                                        Commercial Mortgage Trust 2007-3
                                        Class 1A2, Floating Rate Note,
                                        10/25/37 (144A)                                          35,178
     148,850       0.45       AAA/Aa1   Lehman Brothers Small Balance
                                        Commercial, Floating Rate Note,
                                        2/25/30 (144A)                                          126,040
     204,816                     B/NR   MASTR Alternative Loan Trust 2004-6,
                                        6.0%, 7/25/34                                           208,881
     278,447       0.66      AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                        Series MLCC 2005-A, Floating Rate
                                        Note, 3/25/30                                           278,166
     109,214       0.78         A+/A2   RAMP Series 2004-SL1 Trust, Floating
                                        Rate Note, 10/25/31                                      78,831
     197,347                   BBB/NR   Residential Asset Securitization Trust
                                        2004-A8, 5.25%, 11/25/34                                200,471
     294,656                   CCC/NR   Residential Asset Securitization Trust
                                        2005-A9, 5.5%, 7/25/35                                  295,068
     350,000                    BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                        (144A)                                                  360,898
     371,859       2.47        BBB/NR   WaMu Mortgage Pass Through
                                        Certificates, Floating Rate Note,
                                        3/25/35                                                 369,700
     375,000                   NR/Aaa   Wells Fargo Commercial Mortgage
                                        Trust 2012-LC5, 3.539%, 10/15/45                        392,990
     163,019                   BB+/B1   Wells Fargo Mortgage Backed
                                        Securities 2005-9 Trust, 5.5%,
                                        10/25/35                                                168,134
     226,835       2.64        NR/Ba2   Wells Fargo Mortgage Backed
                                        Securities 2006-AR6 Trust, Floating
                                        Rate Note, 3/25/36                                      225,311
                                                                                        ---------------
                                                                                        $     5,562,460
                                                                                        ---------------
                                        Total Banks                                     $     5,562,460
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 29

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.8%
                                        Other Diversified Financial Services -- 0.8%
     173,249       5.08      BBB+/NR    Banc of America Mortgage 2005-H Trust,
                                        Floating Rate Note, 9/25/35                     $       173,913
      97,681                    A+/NR   Banc of America Mortgage Trust 2004-11,
                                        5.75%, 1/25/35                                          100,147
     300,000       5.64         NR/A2   LSTAR Commercial Mortgage Trust,
                                        Floating Rate Note, 6/25/43 (144A)                      325,802
      48,201       2.53      BBB+/NR    Merrill Lynch Mortgage Investors Trust
                                        Series MLMI 2005-A2, Floating Rate
                                        Note, 2/25/35                                            48,759
     241,006       2.53         A+/NR   Merrill Lynch Mortgage Investors Trust
                                        Series MLMI 2005-A2, Floating Rate
                                        Note, 2/25/35                                           242,527
     722,097                    NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                        9/25/19                                                 742,814
     118,354       0.80      BB+/Ba3    RALI Series 2004-QS5 Trust, Floating
                                        Rate Note, 4/25/34                                      113,250
     188,667                   AAA/NR   RALI Series 2005-QR1 Trust, 6.0%,
                                        10/25/34                                                192,280
     130,438       2.58      BBB-/B3    Structured Adjustable Rate Mortgage
                                        Loan Trust, Floating Rate Note, 1/25/35                 126,281
     184,177       2.88        A+/Ba2   Structured Adjustable Rate Mortgage
                                        Loan Trust, Floating Rate Note, 9/25/34                 184,513
                                                                                        ---------------
                                                                                        $     2,250,286
                                                                                        ---------------
                                        Total Diversified Financials                    $     2,250,286
-------------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.1%
                                        Mortgage REIT -- 0.1%
     109,000       3.82         NR/NR   FREMF Mortgage Trust Class B, Floating
                                        Rate Note, 6/25/47 (144A)                       $       112,938
                                                                                        ---------------
                                        Total Real Estate                               $       112,938
-------------------------------------------------------------------------------------------------------
                                        GOVERNMENT -- 0.5%
      49,044                    NR/NR   Fannie Mae Benchmark REMICS,
                                        5.45%, 12/25/20                                 $        49,919
     325,672                    NR/NR   Fannie Mae REMICS, 5.5%, 10/25/32                       330,237
     236,880       4.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                        Note, 3/25/39                                           250,953
     781,564                    NR/NR   Freddie Mac REMICS, 3.5%, 11/15/25                      844,340
                                                                                        ---------------
                                                                                        $     1,475,449
                                                                                        ---------------
                                        Total Government                                $     1,475,449
-------------------------------------------------------------------------------------------------------
                                        TOTAL COLLATERALIZED
                                        MORTGAGE OBLIGATIONS
                                        (Cost $9,081,509)                               $     9,401,133
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS -- 22.4%
                                        ENERGY -- 2.6%
                                        Oil & Gas Drilling -- 0.2%
     225,000                BBB+/Baa1   Pride International, Inc., 6.875%,
                                        8/15/20                                         $       280,864
     250,000                BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21                      294,225
                                                                                        ---------------
                                                                                        $       575,089
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 0.2%
     355,000                BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                        9.625%, 3/1/19                                  $       462,763
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.4%
     175,000                BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                        5.9%, 2/1/18                                    $       209,162
     200,000                     NR/A1  Dolphin Energy, Ltd., 5.5%, 12/15/21
                                        (144A)                                                  230,500
     400,000                BBB-/Baa3   Novatek OAO via Novatek Finance,
                                        Ltd., 4.422%, 12/13/22 (144A)                           400,500
     400,000                BBB-/Baa2   TNK-BP Finance SA, 7.5%, 3/13/13
                                        (144A)                                                  402,320
                                                                                        ---------------
                                                                                        $     1,242,482
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.6%
     360,000                     A/A2   Motiva Enterprises LLC, 5.75%,
                                        1/15/20 (144A)                                  $       430,591
     525,000                 BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                        4/15/18                                                 637,535
     370,000                 BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                    506,704
                                                                                        ---------------
                                                                                        $     1,574,830
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 1.2%
      90,000                BBB-/Baa2   Boardwalk Pipelines LP, 5.5%, 2/1/17            $        98,890
     125,000                BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                     141,708
     385,000                 BBB/Baa2   DCP Midstream LLC, 9.75%,
                                        3/15/19 (144A)                                          503,988
     400,000       7.00      BB+/Baa3   Enterprise Products Operating LLC,
                                        Floating Rate Note, 6/1/67                              430,000
     550,000                 BBB/Baa2   Kinder Morgan Energy Partners LP,
                                        5.95%, 2/15/18                                          652,784
     450,000                 BBB/Baa2   Plains All American Pipeline LP,
                                        6.125%, 1/15/17                                         525,990
     425,000                     A/A3   Questar Pipeline Co., 5.83%, 2/1/18                     495,067

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 31

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage &
                                        Transportation -- (continued)
     165,000                   BB/Ba2   Rockies Express Pipeline LLC,
                                        5.625%, 4/15/20 (144A)                          $       155,100
     200,000                 BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                        7/15/18                                                 235,300
     242,000                BBB-/Baa3   The Williams Companies, Inc.,
                                        7.75%, 6/15/31                                          302,342
                                                                                        ---------------
                                                                                        $     3,541,169
                                                                                        ---------------
                                        Total Energy                                    $     7,396,333
-------------------------------------------------------------------------------------------------------
                                        MATERIALS -- 1.0%
                                        Industrial Gases -- 0.2%
     460,000                 BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                    $       466,577
-------------------------------------------------------------------------------------------------------
                                        Specialty Chemicals -- 0.1%
     310,000                 BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17           $       385,546
-------------------------------------------------------------------------------------------------------
                                        Construction Materials -- 0.0%+
     125,000                 BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                        6.0%, 12/30/19 (144A)                           $       141,053
-------------------------------------------------------------------------------------------------------
                                        Aluminum -- 0.1%
     180,000                BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                     $       197,161
-------------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 0.4%
     450,000                BBB-/Baa2   AngloGold Ashanti Holdings Plc,
                                        5.375%, 4/15/20                                 $       471,429
     350,000                  BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                        4.875%, 10/7/20 (144A)                                  341,019
     425,000                  A-/Baa2   Vale Canada, Ltd., 7.2%, 9/15/32                        509,046
                                                                                        ---------------
                                                                                        $     1,321,494
-------------------------------------------------------------------------------------------------------
                                        Steel -- 0.2%
     230,000                  BB+/Ba1   ArcelorMittal SA, 6.125%, 6/1/18                $       245,569
     195,000                  BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18                   214,988
                                                                                        ---------------
                                                                                        $       460,557
                                                                                        ---------------
                                        Total Materials                                 $     2,972,388
-------------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 1.0%
                                        Aerospace & Defense -- 0.2%
     250,000                    A-/A2   Precision Castparts Corp., 1.25%,
                                        1/15/18                                         $       248,664
-------------------------------------------------------------------------------------------------------
                                        Building Products -- 0.2%
     520,000                 BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                    $       602,286
-------------------------------------------------------------------------------------------------------
                                        Industrial Conglomerates -- 0.2%
     536,000                     A/A2   Cargill, Inc., 4.307%, 5/14/21 (144A)           $       581,454
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery &
                                        Heavy Trucks -- 0.0%+
     130,000                   A/Baa1   Cummins, Inc., 6.75%, 2/15/27                   $       158,140
-------------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 0.1%
     150,000                BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                        4/20/20                                         $       177,371
-------------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.3%
     875,000                  BB+/NR    Aviation Capital Group Corp., 6.75%,
                                        4/6/21 (144A)                                   $       950,311
                                                                                        ---------------
                                        Total Capital Goods                             $     2,718,226
-------------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.2%
                                        Airlines -- 0.0%+
        5,901               BBB+/Baa2   Continental Airlines 1998-1 Class A
                                        Pass Through Trust, 6.648%, 9/15/17             $         6,322
      86,933                  A-/Baa2   Delta Air Lines 2010-2 Class A Pass
                                        Through Trust, 4.95%, 5/23/19                            94,323
                                                                                        ---------------
                                                                                        $       100,645
-------------------------------------------------------------------------------------------------------
                                        Trucking -- 0.2%
     435,000                BBB-/Baa2   Asciano Finance, Ltd., 5.0%,
                                        4/7/18 (144A)                                   $       471,774
                                                                                        ---------------
                                        Total Transportation                            $       572,419
-------------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.1%
                                        Automobile Manufacturers -- 0.1%
      55,000                BBB+/Baa1   Hyundai Motor Manufacturing Czech sro,
                                        4.5%, 4/15/15 (144A)                            $        58,597
      70,000                  BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                        1/30/15 (144A)                                           74,825
                                                                                        ---------------
                                                                                        $       133,422
                                                                                        ---------------
                                        Total Automobiles & Components                  $       133,422
-------------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 0.1%
                                        Household Appliances -- 0.1%
     300,000                BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13     $                     301,078
                                                                                        ---------------
                                        Total Consumer Durables & Apparel $                     301,078
-------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.4%
                                        Hotels, Resorts & Cruise Lines -- 0.1%
     240,000                 BBB/Baa2   Marriott International, Inc. Delaware,
                                        3.25%, 9/15/22                                  $       235,421
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 33

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Education Services -- 0.3%
     250,000                  AAA/Aaa   Massachusetts Institute of Technology,
                                        5.6%, 7/1/11                                    $       334,710
     300,000                  AAA/Aaa   The Board of Trustees of The Leland
                                        Stanford Junior University, 4.75%,
                                        5/1/19                                                  347,144
     250,000                    A+/A1   The George Washington University,
                                        1.827%, 9/15/17                                         254,646
                                                                                        ---------------
                                                                                        $       936,500
                                                                                        ---------------
                                        Total Consumer Services                         $     1,171,921
-------------------------------------------------------------------------------------------------------
                                        MEDIA -- 0.5%
                                        Broadcasting -- 0.2%
     512,000                BBB+/Baa1   News America, Inc., 7.3%, 4/30/28               $       632,432
-------------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.3%
     125,000                BBB+/Baa1   British Sky Broadcasting Group Plc,
                                        6.1%, 2/15/18 (144A)                            $       148,659
     400,000                 BBB/Baa2   Time Warner Cable, Inc., 5.0%, 2/1/20                   457,280
     100,000                 BBB/Baa2   Time Warner Cable, Inc., 8.25%,
                                        4/1/19                                                  132,196
      50,000                 BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                        2/14/19                                                  66,775
                                                                                        ---------------
                                                                                        $       804,910
                                                                                        ---------------
                                        Total Media                                     $     1,437,342
-------------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.2%
                                        Internet Retail -- 0.2%
     425,000                 BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                   $       468,392
                                                                                        ---------------
                                        Total Retailing                                 $       468,392
-------------------------------------------------------------------------------------------------------
                                        FOOD & STAPLES RETAILING -- 0.1%
                                        Drug Retail -- 0.1%
     185,810                BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                        1/11/27 (144A)                                  $       203,870
     119,016                BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                        1/10/33 (144A)                                          137,932
                                                                                        ---------------
                                                                                        $       341,802
                                                                                        ---------------
                                        Total Food & Staples Retailing                  $       341,802
-------------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.3%
                                        Brewers -- 0.0%+
      55,000                     A/A3   Anheuser-Busch InBev Worldwide,
                                        Inc., 7.75%, 1/15/19                            $        72,597
-------------------------------------------------------------------------------------------------------
                                        Soft Drinks -- 0.1%
     200,000                   BBB/A3   Coca-Cola Enterprises, Inc., 4.5%,
                                        9/1/21                                          $       224,049
-------------------------------------------------------------------------------------------------------
                                        Agricultural Products -- 0.1%
     410,000                BBB-/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)             $       437,110
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.1%
     250,000                 BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22           $       261,455
                                                                                        ---------------
                                        Total Food, Beverage & Tobacco                  $       995,211
-------------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                        Health Care Services -- 0.1%
     230,000                BBB+/Baa3   Express Scripts Holding Co., 3.125%,
                                        5/15/16                                         $       242,634
-------------------------------------------------------------------------------------------------------
                                        Managed Health Care -- 0.0%+
     100,000                  A-/Baa2   WellPoint, Inc., 3.3%, 1/15/23                  $       100,109
                                                                                        ---------------
                                        Total Health Care Equipment &
                                        Services                                        $       342,743
-------------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS, BIOTECHNOLOGY
                                        & LIFE SCIENCES -- 0.1%
                                        Biotechnology -- 0.1%
     285,000                   AA-/A2   Genzyme Corp., 3.625%, 6/15/15                  $       305,111
                                                                                        ---------------
                                        Total Pharmaceuticals, Biotechnology
                                        & Life Sciences                                 $       305,111
-------------------------------------------------------------------------------------------------------
                                        BANKS -- 2.9%
                                        Diversified Banks -- 0.9%
     270,000                    A+/A2   Barclays Bank Plc, 5.2%, 7/10/14                $       286,543
     705,000                BBB+/Baa3   Barclays Bank Plc, 6.05%, 12/4/17
                                        (144A)                                                  787,142
     200,000                  AA-/Aa2   Cooperatieve Centrale
                                        Raiffeisen-Boerenleenbank BA
                                        Netherlands, 3.875%, 2/8/22                             211,537
     200,000                   A+/Aa3   HSBC Holdings Plc, 4.875%, 1/14/22                      226,450
     250,000                BBB+/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                        1/15/16                                                 248,128
     200,000                BBB+/Baa2   Intesa Sanpaolo S.p.A., 6.5%,
                                        2/24/21 (144A)                                          214,139
     250,000                   BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                        4/7/21 (144A)                                           277,328
     250,000                   A/Baa1   Nordea Bank AB, 4.25%, 9/21/22
                                        (144A)                                                  252,975
     250,000       6.38         A-/A3   Northgroup Preferred Capital Corp.,
                                        Floating Rate Note, 1/29/49
                                        (Perpetual) (144A)                                      251,962
                                                                                        ---------------
                                                                                        $     2,756,204
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 35

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Regional Banks -- 2.0%
     138,000                    A-/A2   BB&T Corp., 1.6%, 8/15/17                       $       138,995
     250,000                    A-/A2   BB&T Corp., 5.7%, 4/30/14                               265,837
     250,000                     A/A2   HSBC Bank USA NA New York NY,
                                        6.0%, 8/9/17                                            289,978
     875,000                BBB+/Baa1   KeyBank NA Cleveland Ohio, 5.8%,
                                        7/1/14                                                  935,891
     250,000                BBB+/Baa1   KeyCorp, 6.5%, 5/14/13                                  254,063
     450,000                     A/A1   Mellon Funding Corp., 5.5%, 11/15/18                    529,821
   1,000,000       8.25      BBB/Baa3   PNC Financial Services Group, Inc.,
                                        Floating Rate Note, 5/29/49 (Perpetual)               1,012,064
   1,100,000       6.75      BBB/Baa3   PNC Financial Services Group, Inc.,
                                        Floating Rate Note, 7/29/49 (Perpetual)               1,262,151
     850,000                BBB-/Baa2   Sovereign Bank Corp., 8.75%, 5/30/18                  1,009,745
                                                                                        ---------------
                                                                                        $     5,698,545
                                                                                        ---------------
                                        Total Banks                                     $     8,454,749
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 4.9%
                                        Other Diversified Financial Services -- 1.5%
     290,000                BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20             $       329,724
     200,000                    A-/NR   Carlyle Holdings Finance LLC, 3.875%,
                                        2/1/23 (144A)                                           200,158
     250,000                   AA+/A1   General Electric Capital Corp., 5.625%,
                                        9/15/17                                                 292,828
     420,000                   AA+/A1   General Electric Capital Corp., 6.75%,
                                        3/15/32                                                 530,608
     200,000                BBB+/Baa1   Hyundai Capital Services, Inc., 3.5%,
                                        9/13/17 (144A)                                          211,578
     100,000                BBB+/Baa1   Hyundai Capital Services, Inc., 6.0%,
                                        5/5/15 (144A)                                           109,590
   2,050,000       7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                        Note (Perpetual)                                      2,358,320
     300,000                    A-/NR   KKR Group Finance Co., II LLC, 5.5%,
                                        2/1/43 (144A)                                           302,959
                                                                                        ---------------
                                                                                        $     4,335,765
-------------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.2%
     600,000                  BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                        10/15/19 (144A)                                 $       618,242
     150,000                BBB+/Baa1   Harley-Davidson Financial Services,
                                        Inc., 3.875%, 3/15/16 (144A)                            160,154
                                                                                        ---------------
                                                                                        $       778,396
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 1.2%
     260,000                    A+/A1   American Honda Finance Corp., 6.7%,
                                        10/1/13 (144A)                                  $       270,354
     240,000                BBB-/Baa3   Banque PSA Finance SA, 5.75%,
                                        4/4/21 (144A)                                           239,901
     360,000                 BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                        7/15/19                                                 493,130
     500,000                 BB+/Baa3   Ford Motor Credit Co., LLC, 3.875%,
                                        1/15/15                                                 519,636
   1,000,000                 BB+/Baa3   Ford Motor Credit Co., LLC, 4.25%,
                                        2/3/17                                                1,066,054
     200,000                BBB+/Baa1   Hyundai Capital America Corp., 4.0%,
                                        6/8/17 (144A)                                           214,636
     265,000       4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                  268,442
     375,000                 CCC/Caa1   Springleaf Finance Corp., 6.9%,
                                        12/15/17                                                357,281
                                                                                        ---------------
                                                                                        $     3,429,434
-------------------------------------------------------------------------------------------------------
                                        Asset Management & Custody Banks -- 0.3%
     210,000                     A/A3   Ameriprise Financial, Inc., 5.3%,
                                        3/15/20                                         $       247,112
     200,000                   AA/Aa1   Caribbean Development Bank, Ltd.,
                                        4.375%, 11/9/27 (144A)                                  198,698
     100,000                   AA-/A1   Franklin Resources, Inc., 3.125%,
                                        5/20/15                                                 105,432
     220,000                    A+/A1   State Street Corp., 4.3%, 5/30/14                       231,189
                                                                                        ---------------
                                                                                        $       782,431
-------------------------------------------------------------------------------------------------------
                                        Investment Banking & Brokerage -- 1.7%
   1,060,000       4.00       BB+/Ba2   Goldman Sachs Capital II Corp., Floating
                                        Rate Note, 6/1/43                               $       863,900
     550,000                 BBB/Baa3   Jefferies Group, Inc., 5.125%, 4/13/18                  585,750
     385,000                 BBB/Baa3   Jefferies Group, Inc., 6.875%, 4/15/21                  438,900
     250,000                   BBB/A3   Macquarie Group, Ltd., 6.0%,
                                        1/14/20 (144A)                                          271,905
     235,000                   BBB/A3   Macquarie Group, Ltd., 7.625%,
                                        8/13/19 (144A)                                          282,212
     200,000                  A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13                200,000
     750,000                  A-/Baa1   Morgan Stanley, Inc., 4.0%,
                                        9/22/20 (Step)                                          756,059
     250,000                  A-/Baa1   Morgan Stanley, Inc., 5.5%, 1/26/20                     279,197
     250,000                 BBB/Baa2   Raymond James Financial, Inc.,
                                        5.625%, 4/1/24                                          279,446
     825,000                  NR/Baa3   Scottrade Financial Services, Inc.,
                                        6.125%, 7/11/21 (144A)                                  851,801
                                                                                        ---------------
                                                                                        $     4,809,170
                                                                                        ---------------
                                        Total Diversified Financials                    $    14,135,196
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 37

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        INSURANCE -- 3.0%
                                        Insurance Brokers -- 0.1%
     250,000                BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                        5/15/20 (144A)                                  $       278,715
-------------------------------------------------------------------------------------------------------
                                        Life & Health Insurance -- 1.0%
     420,000                 BBB/Baa2   Delphi Financial Group, Inc., 7.875%,
                                        1/31/20                                         $       513,039
     160,000                  A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                   213,665
     280,000       6.05       BBB/Ba1   Lincoln National Corp., Floating Rate
                                        Note, 4/20/67                                           280,700
     365,000                 BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                           560,275
     220,000                  BBB+/A3   Principal Financial Group, Inc., 3.3%,
                                        9/15/22                                                 222,040
     335,000                   A-/Baa2  Protective Life Corp., 7.375%, 10/15/19                 406,016
     250,000                    A/Baa2  Prudential Financial, Inc., 4.5%,
                                        11/16/21                                                276,006
     200,000       5.62     BBB+/Baa3   Prudential Financial, Inc., Floating Rate
                                        Note, 6/15/43                                           206,250
     150,000       5.88     BBB+/Baa3   Prudential Financial, Inc., Floating Rate
                                        Note, 9/15/42                                           157,312
                                                                                        ---------------
                                                                                        $     2,835,303
-------------------------------------------------------------------------------------------------------
                                        Multi-line Insurance -- 0.7%
     250,000                   BBB/A3   AXA SA, 8.6%, 12/15/30                          $       320,810
     250,000                BBB-/Baa3   Genworth Financial, Inc., 4.95%,
                                        10/1/15                                                 264,247
     350,000                BBB-/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21                 411,812
     250,000                BBB-/Baa3   Genworth Financial, Inc., 7.625%,
                                        9/24/21                                                 299,725
     500,000                BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                        6/15/14 (144A)                                          536,022
     200,000                    A+/A2   Loews Corp., 5.25%, 3/15/16                             224,047
                                                                                        ---------------
                                                                                        $     2,056,663
-------------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- 0.5%
     200,000                BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                        11/9/22                                         $       205,292
     280,000                 BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                        3/20/17 (144A)                                          310,521
     250,000       7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                        Rate Note, 5/29/49 (Perpetual) (144A)                   265,052
     200,000       6.50      BBB/Baa1   The Allstate Corp., Floating Rate Note,
                                        5/15/57                                                 215,520
     400,000                BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        7.5%, 3/1/20                                            468,941

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- (continued)
     100,000                BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        7.625%, 10/15/25                                $       113,756
                                                                                        ---------------
                                                                                        $     1,579,082
-------------------------------------------------------------------------------------------------------
                                        Reinsurance -- 0.7%
     260,000                   BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                        10/15/22                                       $        261,288
     250,000       9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                        3/12/15 (Cat Bond) (144A)                               257,550
     450,000                   BBB/NR   Platinum Underwriters Finance, Inc.,
                                        7.5%, 6/1/17                                            500,360
     275,000                  A-/Baa1   Reinsurance Group of America, Inc.,
                                        6.45%, 11/15/19                                         328,647
     265,000       6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                        Floating Rate Note, 12/15/65                            270,300
     240,000                BBB+/Baa2   Validus Holdings, Ltd., 8.875%,
                                        1/26/40                                                 317,213
                                                                                        ---------------
                                                                                        $     1,935,358
                                                                                        ---------------
                                        Total Insurance                                 $     8,685,121
-------------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 2.0%
                                        Diversified REIT -- 0.3%
     140,000                 BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15          $       149,137
      60,000                 BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20                  68,428
     250,000                 BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                        3/22/22 (144A)                                          279,098
     285,000                 BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                        4/15/21 (144A)                                          323,037
                                                                                        ---------------
                                                                                        $       819,700
-------------------------------------------------------------------------------------------------------
                                        Office REIT -- 0.4%
     110,000                BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                        4.6%, 4/1/22                                    $       117,582
      65,000                BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                         66,821
     250,000                  A-/Baa2   Boston Properties LP, 3.85%, 2/1/23                     261,910
     250,000                BBB-/Baa3   Highwoods Realty LP, 3.625%, 1/15/23                    241,059
      85,000                 BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                       89,828
     500,000                 BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                    519,178
      50,000                 BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19                      63,097
                                                                                        ---------------
                                                                                        $     1,359,475
-------------------------------------------------------------------------------------------------------
                                        Retail REIT -- 0.3%
     245,000                BBB-/Baa3   DDR Corp., 7.5%, 4/1/17                         $       292,712
     435,000                 BBB/Baa2   Tanger Properties LP, 6.15%, 11/15/15                   494,157
                                                                                        ---------------
                                                                                        $       786,869
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 39

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Specialized REIT -- 0.9%
      50,000                BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                     $        54,519
     700,000                BBB-/Baa2   Health Care Real Estate Investment
                                        Trust, Inc., 6.2%, 6/1/16                               799,992
     210,000                BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                        1/17/17                                                 239,603
     250,000                BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                        8/15/22                                                 265,185
     475,000                BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                        8/15/14                                                 505,715
     382,000                BBB-/Baa3   Senior Housing Properties Trust,
                                        6.75%, 4/15/20                                          435,932
     270,000                 BBB/Baa2   Ventas Realty LP, 4.75%, 6/1/21                         296,240
                                                                                        ---------------
                                                                                        $     2,597,186
-------------------------------------------------------------------------------------------------------
                                        Diversified Real Estate Activities -- 0.1%
     235,000                    A-/A2   WEA Finance LLC, 7.125%,
                                        4/15/18 (144A)                                  $       288,757
                                                                                        ---------------
                                        Total Real Estate                               $     5,851,987
-------------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.0%+
                                        Data Processing & Outsourced
                                        Services -- 0.0%+
      44,000                  B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                        (144A)                                          $        45,320
                                                                                        ---------------
                                        Total Software & Services                       $        45,320
-------------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS &
                                        SEMICONDUCTOR EQUIPMENT -- 0.1%
                                        Semiconductor Equipment -- 0.1%
     185,000                 BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                  $       220,597
                                                                                        ---------------
                                        Total Semiconductors &
                                        Semiconductor Equipment                         $       220,597
-------------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 1.5%
                                        Integrated Telecommunication
                                        Services -- 1.1%
     360,000                    A-/A3   AT&T, Inc., 2.95%, 5/15/16                      $       381,930
     350,000                    A-/A3   France Telecom SA, 4.375%, 7/8/14                       367,232
     225,000                    NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                        6/15/16 (144A)                                          237,446
     340,000                    NR/A2   GTP Towers Issuer LLC, 4.436%,
                                        2/15/15 (144A)                                          353,225
     300,000                 BBB/Baa2   Telecom Italia Capital SA, 5.25%,
                                        11/15/13                                                308,584
     500,000                 BBB/Baa2   Telecom Italia Capital SA, 7.175%,
                                        6/18/19                                                 595,825

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication
                                        Services -- (continued)
     350,000                 BBB/Baa2   Telefonica Emisiones SAU, 5.462%,
                                        2/16/21                                         $       378,972
     300,000                 BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                        7/3/17                                                  335,532
      97,000                    A-/A3   Verizon Communications, Inc., 8.75%,
                                        11/1/18                                                 132,567
                                                                                        ---------------
                                                                                        $     3,091,313
-------------------------------------------------------------------------------------------------------
                                        Wireless Telecommunication Services -- 0.4%
     240,000                    NR/A2   Crown Castle Towers LLC, 4.883%,
                                        8/15/20 (144A)                                  $       272,411
     250,000                    NR/A2   Crown Castle Towers LLC, 5.495%,
                                        1/15/17 (144A)                                          286,048
     140,000                    NR/A2   Crown Castle Towers LLC, 6.113%,
                                        1/15/20 (144A)                                          169,388
     500,000                    A-/A3   Vodafone Group Plc, 5.375%, 1/30/15                     545,503
                                                                                        ---------------
                                                                                        $     1,273,350
                                                                                        ---------------
                                        Total Telecommunication Services                $     4,364,663
-------------------------------------------------------------------------------------------------------
                                        UTILITIES -- 1.3%
                                        Electric Utilities -- 0.8%
     225,000                    A-/A3   Commonwealth Edison Co., 6.15%,
                                        9/15/17                                         $       270,306
     250,000       5.25       BBB+/NR   Electricite de France SA, Floating Rate
                                        Note, 12/29/49 (Perpetual) (144A)                       244,052
     270,000                BBB+/Baa2   Enel Finance International NV, 5.125%,
                                        10/7/19 (144A)                                          290,117
     111,069                  BB/Baa3   FPL Energy American Wind LLC, 6.639%,
                                        6/20/23 (144A)                                          107,085
      48,600                    B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                        6/27/17 (144A)                                           41,796
     200,000                 BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                        2/10/17 (144A)                                          221,000
     200,000                 BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                        1/15/19 (144A)                                          225,000
     125,000                 BBB/Baa1   Nevada Power Co., 6.5%, 8/1/18                          155,856
      95,105                   NR/WR    Orcal Geothermal, Inc., 6.21%,
                                        12/30/20 (144A)                                          96,532
     275,000                BBB-/Baa3   Public Service Co. of New Mexico,
                                        7.95%, 5/15/18                                          331,102
     250,000                  BBB+/A3   West Penn Power Co., 5.95%,
                                        12/15/17 (144A)                                         294,099
                                                                                        ---------------
                                                                                        $     2,276,945
-------------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 0.1%
     250,000                   A+/Aa3   Southern California Gas Co., 5.125%,
                                        11/15/40                                        $       298,596
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 41

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Multi-Utilities -- 0.3%
     615,000                BBB+/Baa1   New York State Electric & Gas Corp.,
                                        6.15%, 12/15/17 (144A)                          $       686,890
-------------------------------------------------------------------------------------------------------
                                        Independent Power Producers &
                                        Energy Traders -- 0.1%
      88,967                  BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                        6/30/35 (144A)                                  $        94,265
     223,000                  BB+/Ba1   NSG Holdings LLC, 7.75%, 12/15/25
                                        (144A)                                                  231,920
                                                                                        ---------------
                                                                                        $       326,185
                                                                                        ---------------
                                        Total Utilities                                 $     3,588,616
-------------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $57,043,950)                              $    64,502,637
-------------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- 5.2%
   1,072,997                  AAA/Aaa   Fannie Mae, 4.0%, 2/1/41                        $     1,141,539
   1,333,101                  AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-4/1/41                      1,437,377
     275,213                  AAA/Aaa   Fannie Mae, 5.0%, 12/1/17-6/1/37                        296,814
   1,970,137                  AAA/Aaa   Fannie Mae, 5.5%, 8/1/14-5/1/38                       2,139,874
     324,188                  AAA/Aaa   Fannie Mae, 6.0%, 1/1/29-12/1/37                        357,140
     237,120                  AAA/Aaa   Fannie Mae, 6.5%, 1/1/15-10/1/32                        267,227
     165,370                  AAA/Aaa   Fannie Mae, 7.0%, 10/1/19-1/1/36                        192,568
      17,735                  AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-5/1/31                          21,532
     344,893                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.0%, 8/1/34-11/1/34                                    371,741
     105,926                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        5.5%, 10/1/16-11/1/34                                   114,771
     355,515                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.0%, 4/1/33-10/1/38                                    389,776
      36,992                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        6.5%, 10/1/33                                            41,931
      76,429                  AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        7.0%, 10/1/46                                            85,915
     119,772       2.64       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                        Floating Rate Note, 11/1/35                             127,164
     820,053                  AAA/Aaa   Government National Mortgage
                                        Association I, 5.0%, 2/15/18-8/15/19                    898,121
      66,192                  AAA/Aaa   Government National Mortgage
                                        Association I, 5.5%, 8/15/33-9/15/33                     73,948
     502,069                  AAA/Aaa   Government National Mortgage
                                        Association I, 6.0%, 8/15/13-9/15/38                    566,546
     308,024                  AAA/Aaa   Government National Mortgage
                                        Association I, 6.5%, 10/15/28-5/15/33                   361,091
        5,245                 AAA/Aaa   Government National Mortgage
                                        Association I, 7.0%, 4/15/28-8/15/28                      6,242

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        U.S. Government and Agency
                                        Obligations -- (continued)
       6,009                  AAA/Aaa   Government National Mortgage
                                        Association I, 7.5%, 1/15/30                    $         6,211
       3,602                  AAA/Aaa   Government National Mortgage
                                        Association I, 8.0%, 2/15/30                              3,676
     309,949                  AAA/Aaa   Government National Mortgage
                                        Association II, 5.5%, 2/20/34-4/20/35                   342,174
     123,790                  AAA/Aaa   Government National Mortgage
                                        Association II, 6.5%, 11/20/28                          141,573
       4,433                  AAA/Aaa   Government National Mortgage
                                        Association II, 7.5%, 9/20/29                             5,373
     500,000                   AA+/NR   Tennessee Valley Authority, 6.25%,
                                        12/15/17                                                624,188
   1,020,000                  AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                  1,366,482
     525,000                  AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31                    724,336
     100,000                  AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20                   107,898
   1,750,000                  AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19                  1,957,949
     550,000                  AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19                   624,078
                                                                                        ---------------
                                                                                        $    14,795,255
-------------------------------------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT AND
                                        AGENCY OBLIGATIONS
                                        (Cost $13,553,295)                              $    14,795,255
-------------------------------------------------------------------------------------------------------
                                        FOREIGN GOVERNMENT BOND -- 0.1%
EURO 225,000                   NR/Aa1   France Government Bond OAT,
                                        4.0%, 4/25/14                                   $       319,158
-------------------------------------------------------------------------------------------------------
                                        TOTAL FOREIGN GOVERNMENT BOND
                                        (Cost $352,358)                                 $       319,158
-------------------------------------------------------------------------------------------------------
                                        MUNICIPAL BONDS -- 1.6%
                                        Municipal Airport -- 0.2%
     250,000                 BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                        1/15/17                                         $       280,020
     400,000                   BBB/A2   Massachusetts Port Authority, 5.0%,
                                        7/1/16                                                  424,916
                                                                                        ---------------
                                                                                        $       704,936
-------------------------------------------------------------------------------------------------------
                                        Municipal General -- 0.2%
     100,000                BBB-/Baa3   Central Texas Regional Mobility Authority,
                                        0.0%, 1/1/25 (c)                                $        59,741
     200,000                    AA/A2   JobsOhio Beverage System, 3.985%,
                                        1/1/29                                                  203,248
     270,000                   AA/Aa2   State of Ohio, 3.0%, 6/15/15                            282,690
                                                                                        ---------------
                                                                                        $       545,679
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 43

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        Higher Municipal Education -- 0.5%
     600,000                  AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 11/15/36            $       721,140
     100,000                  AAA/Aaa   Missouri State Health & Educational
                                        Facilities Authority, 5.0%, 11/15/39                    119,135
     550,000                  AAA/Aaa   New York State Dormitory Authority,
                                        5.0%, 10/1/41                                           640,382
                                                                                        ---------------
                                                                                        $     1,480,657
-------------------------------------------------------------------------------------------------------
                                        Municipal Medical -- 0.0%+
     100,000                  AAA/Aaa   Missouri State Health & Educational
                                        Facilities Authority, 3.685%, 2/15/47           $        94,418
-------------------------------------------------------------------------------------------------------
                                        Municipal Power -- 0.1%
     250,000                  AA-/Aa1   Energy Northwest, 5.0%, 7/1/35                  $       290,302
-------------------------------------------------------------------------------------------------------
                                        Municipal Obligation -- 0.6%
   1,000,000                     A/A1   State of California, 5.45%, 4/1/15              $     1,098,990
     420,000                     A/A1   State of California, 6.2%, 3/1/19                       505,449
                                                                                        ---------------
                                                                                        $     1,604,439
-------------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $4,341,906)                               $     4,720,431
-------------------------------------------------------------------------------------------------------
                                        SENIOR FLOATING RATE LOAN INTERESTS -- 0.7%**
                                        TRANSPORTATION -- 0.1%
                                        Trucking -- 0.1%
     159,837       5.00         BB/B1   Swift Transportation Co., Tranche B-2
                                        Term Loan, 12/15/17                             $       162,035
                                                                                        ---------------
                                        Total Transportation                            $       162,035
-------------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 0.2%
                                        Automobile Manufacturers -- 0.2%
     492,500       6.00        BB/Ba2   Chrysler Group LLC, Tranche B Term
                                        Loan, 4/28/17                                   $       504,011
                                                                                        ---------------
                                        Total Automobiles & Components                  $       504,011
-------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 0.1%
                                        Casinos & Gaming -- 0.1%
     199,496       3.75      BBB-/Ba1   Penn National Gaming, Inc., Term B
                                        Facility Loan, 6/29/18                          $       200,914
     245,177       3.21      BBB-/Ba1   Scientific Games Corp., Tranche B-1
                                        Term Loan, 6/30/15                                      247,016
                                                                                        ---------------
                                                                                        $       447,930
                                                                                        ---------------
                                        Total Consumer Services                         $       447,930
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------
 Principal     Floating   S&P/Moody's
 Amount ($)    Rate (b)   Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.1%
                                        Other Diversified Financial Services -- 0.1%
     294,750       5.00       NR/Baa1   Kasima LLC, Incremental Term Loan,
                                        3/25/17                                         $       295,855
                                                                                        ---------------
                                        Total Diversified Financials                    $       295,855
-------------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE &
                                        EQUIPMENT -- 0.2%
                                        Communications Equipment -- 0.2%
     490,013       4.25        BB/Ba3   CommScope, Inc., Tranche 1 Term
                                        Loan, 1/14/18                                   $       495,832
                                                                                        ---------------
                                        Total Technology Hardware & Equipment           $       495,832
-------------------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE
                                        LOAN INTERESTS
                                        (Cost $1,872,753)                               $     1,905,663
-------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENT IN SECURITIES -- 99.2%
                                        (Cost $239,149,469) (a)                         $   285,157,028
-------------------------------------------------------------------------------------------------------
                                        OTHER ASSETS & LIABILITIES -- 0.8%              $     2,374,308
-------------------------------------------------------------------------------------------------------
                                        TOTAL NET ASSETS -- 100.0%                      $   287,531,336
=======================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2013, the value of these securities amounted to $20,875,870 or 7.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 45

(a) At January 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $239,350,506 was as follows:

        Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                              $  48,661,284

        Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                                 (2,854,762)
                                                                                 -------------
        Net unrealized gain                                                      $ 239,350,506
                                                                                 =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO    Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2013 aggregated $46,069,448 and $46,891,385, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2013, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------
                                        Level 1         Level 2       Level 3      Total
-----------------------------------------------------------------------------------------------
Preferred stocks                        $  1,163,724    $   106,938   $      --    $  1,270,662
Convertible preferred stock                  903,630             --          --         903,630
Common stocks                            183,619,740             --          --     183,619,740
Asset backed securities                           --      3,718,719          --       3,718,719
Collateralized mortgage obligations               --      9,401,133          --       9,401,133
Corporate bonds                                   --     64,502,637          --      64,502,637
U.S. government and agency obligations            --     14,795,255          --      14,795,255
Foreign government bond                           --        319,158          --         319,158
Municipal bonds                                   --      4,720,431          --       4,720,431
Senior Floating Rate Loan Interests               --      1,905,663          --       1,905,663
-----------------------------------------------------------------------------------------------
Total                                   $185,687,094    $99,469,934   $      --    $285,157,028
===============================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Statement of Assets and Liabilities | 1/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $239,149,469)                                                       $285,157,028
  Cash                                                                                                  1,053,279
  Foreign currencies, at value (cost $25,033)                                                              24,451
  Receivables --
     Investment securities sold                                                                         1,432,548
     Fund shares sold                                                                                     379,709
     Dividends                                                                                            162,616
     Interest                                                                                           1,099,986
     Due from Pioneer Investment Management, Inc.                                                           8,838
  Prepaid expenses                                                                                         33,321
------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                 $289,351,776
==================================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                                 $  1,477,095
     Fund shares repurchased                                                                              178,149
     Dividends                                                                                              8,882
  Due to affiliates                                                                                        89,014
  Accrued expenses                                                                                         67,300
---------------------------------=--------------------------------------------------------------------------------
        Total liabilities                                                                            $  1,820,440
==================================================================================================================
NET ASSETS:
  Paid-in capital                                                                                    $236,791,881
  Undistributed net investment income                                                                      70,556
  Accumulated net realized gain on investments and foreign currency transactions                        4,661,383
  Net unrealized gain on investments                                                                   46,007,559
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                           (43)
------------------------------------------------------------------------------------------------------------------
        Total net assets                                                                             $287,531,336
==================================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $125,132,202/12,553,235 shares)                                                  $       9.97
  Class B (based on $4,520,313/456,336 shares)                                                       $       9.91
  Class C (based on $13,781,475/1,386,605 shares)                                                    $       9.94
  Class Y (based on $144,097,346/14,433,443 shares)                                                  $       9.98
MAXIMUM OFFERING PRICE:
  Class A ($9.68 (divided by) 95.5%)                                                                 $      10.14
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 47

Statement of Operations (unaudited)

For the Six Months Ended 1/13/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,467)                           $ 2,490,172
  Interest                                                                        2,614,843
------------------------------------------------------------------------------------------------------------------
        Total investment income                                                                       $ 5,105,015
==================================================================================================================
EXPENSES:
  Management fees                                                               $   923,885
  Transfer agent fees
     Class A                                                                         96,532
     Class B                                                                          9,926
     Class C                                                                          8,557
     Class Y                                                                            546
  Distribution fees
     Class A                                                                        155,543
     Class B                                                                         24,400
     Class C                                                                         67,718
  Shareholder communications expense                                                122,900
  Administrative reimbursements                                                      50,336
  Custodian fees                                                                     16,421
  Registration fees                                                                  28,252
  Professional fees                                                                  34,233
  Printing expense                                                                   16,651
  Fees and expenses of nonaffiliated trustees                                         4,775
  Miscellaneous                                                                      43,977
------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                   $ 1,604,652
     Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                                                       (60,240)
------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                     $ 1,544,412
------------------------------------------------------------------------------------------------------------------
        Net investment income                                                                         $ 3,560,603
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments                                                                    $ 6,417,940
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                                                $ 9,687,692
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                                 2,890           $ 9,690,582
------------------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                           $16,108,522
------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                                $19,669,125
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------
                                                                               Six Months
                                                                               Ended
                                                                               1/31/13              Year Ended
                                                                               (unaudited)          7/31/12
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                          $  3,560,603         $   7,414,841
Net realized gain on investments and foreign currency transactions                6,417,940            10,250,820
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                           9,690,582            (7,377,104)
------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                      $ 19,669,125         $  10,288,557
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.14 and $0.20 per share, respectively)                         $ (1,714,818)        $  (3,291,286)
     Class B ($0.09 and $0.13 per share, respectively)                              (46,109)             (118,295)
     Class C ($0.10 and $0.14 per share, respectively)                             (132,023)             (249,044)
     Class Y ($0.15 and $0.21 per share, respectively)                           (2,187,030)           (3,927,112)
Net realized gain:
     Class A ($0.21 and $0.01 per share, respectively)                           (2,550,543)        $    (116,580)
     Class B ($0.21 and $0.01 per share, respectively)                              (98,712)               (7,114)
     Class C ($0.21 and $0.01 per share, respectively)                             (284,057)              (12,799)
     Class Y ($0.21 and $0.01 per share, respectively)                           (2,921,185)             (128,904)
------------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                        $ (9,934,477)        $  (7,851,134)
------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                                   $ 12,913,765         $  31,006,451
Reinvestment of distributions                                                     9,663,349             7,586,395
Cost of shares repurchased                                                      (22,771,003)          (50,077,128)
------------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
     Fund share transactions                                                   $   (193,889)        $ (11,484,282)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                                     $  9,540,759         $  (9,046,859)
NET ASSETS:
Beginning of period                                                             277,990,577           287,037,436
------------------------------------------------------------------------------------------------------------------
End of period                                                                  $287,531,336         $ 277,990,577
==================================================================================================================
Undistributed net investment income                                            $     70,556         $     589,933
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 49

------------------------------------------------------------------------------------------------------------------
                                               '13 Shares       '13 Amount
                                               (Unaudited)      (Unaudited)         '12 Shares       '12 Amount
------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       601,076       $  5,559,406         1,700,873       $ 16,084,774
Reinvestment of distributions                     416,960          4,045,190           346,542          3,185,547
Less shares repurchased                        (1,232,583)       (12,098,350)       (2,435,672)       (22,582,180)
------------------------------------------------------------------------------------------------------------------
      Net decrease                               (214,547)      $ (2,493,754)         (388,257)      $ (3,311,859)
==================================================================================================================
CLASS B
Shares exchanged                                   11,339       $     90,323            43,883       $    406,619
Reinvestment of distributions                      13,931            134,075            12,825            116,341
Less shares repurchased                          (114,597)        (1,115,162)         (422,982)        (3,914,073)
------------------------------------------------------------------------------------------------------------------
      Net decrease                                (89,327)      $   (890,764)         (366,274)      $ (3,391,113)
==================================================================================================================
CLASS C
Shares sold                                       154,646       $  1,483,077           267,039       $  2,478,434
Reinvestment of distributions                      40,119            387,564            27,029            247,960
Less shares repurchased                          (171,524)        (1,670,662)         (349,507)        (3,244,519)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                      23,241       $    199,979           (55,439)      $   (518,125)
==================================================================================================================
CLASS Y
Shares sold                                       586,545       $  5,780,959         1,273,673       $ 12,036,624
Reinvestment of distributions                     524,169          5,096,520           438,138          4,036,547
Less shares repurchased                          (822,237)        (7,886,829)       (2,177,450)       (20,336,356)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)                     288,477       $  2,990,650          (465,639)      $ (4,263,185)
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year       Year       Year       Year        Year
                                                           1/13/13      Ended      Ended      Ended      Ended       Ended
                                                           (unaudited)  7/31/12    7/31/11    7/31/10    7/31/09     7/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $   9.64     $   9.54   $   8.49   $   7.93   $   8.65    $  10.80
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                    $   0.12     $   0.25   $   0.22   $   0.21   $   0.30    $   0.31
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                        0.56         0.12       1.05       0.59      (0.76)      (0.99)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.68     $   0.37   $   1.27   $   0.80   $  (0.46)   $  (0.68)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       (0.14)       (0.26)     (0.22)     (0.24)     (0.26)      (0.33)
  Net realized gain                                           (0.21)       (0.01)        --         --         --       (1.14)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.35)    $  (0.27)  $  (0.22)  $  (0.24)  $  (0.26)   $  (1.47)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.33     $   0.10   $   1.05   $   0.56   $  (0.72)   $  (2.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.97     $   9.64   $   9.54   $   8.49   $   7.93    $   8.65
===============================================================================================================================
Total return*                                                  7.11%        4.01%     15.07%     10.07%     (4.95)%     (7.52)%
Ratio of net expenses to average net assets+                   1.16%**      1.16%      1.16%      1.16%      1.16%       1.17%
Ratio of net investment income to average net assets+          2.45%**      2.63%      2.34%      2.41%      4.05%       3.22%
Portfolio turnover rate                                          33%**        29%        29%        37%        86%         50%
Net assets, end of period (in thousands)                   $125,132     $123,060   $125,455   $112,568   $112,506    $111,667
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                               1.26%**      1.30%      1.24%      1.31%      1.42%       1.30%
  Net investment income                                        2.36%**      2.49%      2.26%      2.26%      3.80%       3.09%
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                 1.16%**      1.16%      1.16%      1.16%      1.16%       1.16%
  Net investment income                                        2.45%**      2.63%      2.34%      2.41%      4.05%       3.23%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 51

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year       Year
                                                                 1/13/13     Ended     Ended     Ended     Ended      Ended
                                                                 (unaudited) 7/31/12   7/31/11   7/31/10   7/31/09    7/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $  9.58     $  9.47   $  8.43   $  7.88   $  8.61    $ 10.74
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                          $  0.08     $  0.18   $  0.14   $  0.13   $  0.24    $  0.23
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.55        0.11      1.03      0.59     (0.76)     (0.99)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.63     $  0.29   $  1.17   $  0.72   $ (0.52)   $ (0.76)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            (0.09)      (0.17)    (0.13)    (0.17)    (0.21)     (0.23)
  Net realized gain                                                (0.21)      (0.01)       --        --        --      (1.14)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.30)    $ (0.18)  $ (0.13)  $ (0.17)  $ (0.21)   $ (1.37)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.33     $  0.11   $  1.04   $  0.55   $ (0.73)   $ (2.13)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.91     $  9.58   $  9.47   $  8.43   $  7.88    $  8.61
===============================================================================================================================
Total return*                                                       6.69%       3.11%    13.92%     9.12%    (5.82)%    (8.33)%
Ratio of net expenses to average net assets+                        2.06%**     2.06%     2.06%     2.06%     2.06%      2.07%
Ratio of net investment income to average net assets+               1.56%**     1.74%     1.47%     1.54%     3.18%      2.31%
Portfolio turnover rate                                               33%**       29%       29%       37%       86%        50%
Net assets, end of period (in thousands)                         $ 4,520     $ 5,228   $ 8,639   $11,790   $15,132    $21,652
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    2.27%**     2.33%     2.18%     2.22%     2.32%      2.13%
  Net investment income                                             1.36%**     1.47%     1.35%     1.37%     2.92%      2.25%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                      2.06%**     2.06%     2.06%     2.06%     2.06%      2.06%
  Net investment income                                             1.56%**     1.74%     1.47%     1.54%     3.18%      2.32%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year      Year      Year      Year       Year
                                                                 1/13/13     Ended     Ended     Ended     Ended      Ended
                                                                 (unaudited) 7/31/12   7/31/11   7/31/10   7/31/09    7/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $  9.61     $  9.51   $  8.47   $  7.91   $  8.63    $ 10.79
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                          $  0.08     $  0.17   $  0.14   $  0.13   $  0.23    $  0.22
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                             0.56        0.12      1.04      0.60     (0.75)     (0.99)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.64     $  0.29   $  1.18   $  0.73   $ (0.52)   $ (0.77)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            (0.10)      (0.18)    (0.14)    (0.17)    (0.20)     (0.25)
  Net realized gain                                                (0.21)      (0.01)       --        --        --      (1.14)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.31)    $ (0.19)  $ (0.14)  $ (0.17)  $ (0.20)   $ (1.39)
-------------------------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                         $  0.33     $  0.10   $  1.04   $  0.56   $ (0.72)   $ (2.16)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  9.94     $  9.61   $  9.51   $  8.47   $  7.91    $  8.63
===============================================================================================================================
Total return*                                                       6.70%       3.12%    13.99%     9.23%    (5.79)%    (8.40)%
Ratio of net expenses to average net assets+                        2.00%**     2.02%     1.98%     2.06%     2.06%      2.07%
Ratio of net investment income to average net assets+               1.62%**     1.76%     1.52%     1.50%     3.15%      2.31%
Portfolio turnover rate                                               33%**       29%       29%       37%       86%        50%
Net assets, end of period (in thousands)                         $13,781     $13,106   $13,492   $12,544   $10,764    $ 9,071
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                    2.00%**     2.02%     1.98%     2.06%     2.21%      2.10%
  Net investment income                                             1.62%**     1.76%     1.52%     1.50%     3.01%      2.28%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                      2.00%**     2.02%     1.98%     2.06%     2.06%      2.06%
  Net investment income                                             1.62%**     1.76%     1.52%     1.50%     3.16%      2.32%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 53

-------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year       Year       Year       Year        Year
                                                            1/13/13      Ended      Ended      Ended      Ended       Ended
                                                            (unaudited)  7/31/12    7/31/11    7/31/10    7/31/09     7/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $   9.66     $   9.54   $   8.49   $   7.93   $   8.65    $ 10.80
-------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
  Net investment income                                     $   0.13     $   0.27   $   0.25   $   0.24   $   0.30    $  0.36
  Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.55         0.13       1.04       0.60      (0.73)     (1.01)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.68     $   0.40   $   1.29   $   0.84   $  (0.43)   $ (0.65)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $  (0.15)    $  (0.27)  $  (0.24)  $  (0.28)  $  (0.29)   $ (0.36)
  Net realized gain                                            (0.21)       (0.01)        --         --         --      (1.14)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.36)    $  (0.28)  $  (0.24)  $  (0.28)  $  (0.29)   $ (1.50)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.32     $   0.12   $   1.05   $   0.56   $  (0.72)   $ (2.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   9.98     $   9.66   $   9.54   $   8.49   $   7.93    $  8.65
===============================================================================================================================
Total return*                                                   7.18%        4.40%     15.30%     10.58%     (4.62)%    (7.25)%
Ratio of net expenses to average net assets+                    0.91%**      0.88%      0.84%      0.78%      0.89%      0.80%
Ratio of net investment income to average net assets+           2.71%**      2.91%      2.67%      2.79%      4.03%      3.57%
Portfolio turnover rate                                           33%**        29%        29%        37%        86%        50%
Net assets, end of period (in thousands)                    $144,097     $136,597   $139,451   $129,107   $126,636    $19,655
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                0.91%**      0.88%      0.84%      0.78%      0.89%      0.80%
  Net investment income                                         2.71%**      2.91%      2.67%      2.79%      4.03%      3.57%
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                  0.91%**      0.88%      0.84%      0.78%      0.89%      0.80%
  Net investment income                                         2.71%**      2.91%      2.67%      2.79%      4.03%      3.57%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Notes to Financial Statements | 1/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 55

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At January 31, 2013 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 57

B.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended January 31, 2013 was as follows:

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $7,585,737
    Long-term capital gain                                               265,397
    ----------------------------------------------------------------------------
         Total                                                        $7,851,134
    ============================================================================

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $   646,955
    Undistributed long-term gain                                      5,852,537
    Capital loss carryforward                                        (1,601,791)
    Current year dividend payable                                        (8,791)
    Unrealized appreciation                                          36,115,897
    ----------------------------------------------------------------------------
         Total                                                      $41,004,807
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock and adjustments relating to catastrophe bonds.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $10,029 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2013.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 59

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the six months ended January 31, 2013.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2014 for Class A, Class B and Class C shares. The expense limit in effect for Class Y shares was 1.08% through June 1, 2012. Fees waived and expenses reimbursed during the six months ended January 31, 2013 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,242 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2013.

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2013, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 35,448
Class B                                                                    1,728
Class C                                                                    5,654
Class Y                                                                   80,070
--------------------------------------------------------------------------------
  Total                                                                 $122,900
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,803 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2013.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,969 in distribution fees payable to PFD at January 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 61 are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2013, CDSCs in the amount of $4,248 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. During the six months ended January 31, 2013, the Fund had no outstanding portfolio or settlement hedges.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2013, the Fund had no borrowings under a credit facility.

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 63 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2012 and in the second quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 65 noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

Trustees, Officers and Service Providers

Trustees                                       Officers
Thomas J. Perna, Chairman                      John F. Cogan, Jr., President*
David R. Bock                                  Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                               Vice President
Benjamin M. Friedman                           Mark E. Bradley, Treasurer**
Margaret B.W. Graham                           Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13 67

                           This page for your notes.

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 18831-07-0313

                      Pioneer Multi-Asset
                      Income Fund

--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     PMAIX
                      Class C     PMACX
                      Class Y     PMFYX

                      [LOGO] PIONEER
                             Investments(R)
                     visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         39

Notes to Financial Statements                                                46

Approval of Investment Advisory Agreement                                    58

Trustees, Officers and Service Providers                                     62

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*    Dividends are not guaranteed.

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 3

Portfolio Management Discussion | 1/31/13

Investors saw broad improvement in global macroeconomic conditions during the six-month period ended January 31, 2013, setting the stage for a strong rally in higher-risk assets. In the following interview, Marco Pirondini and Tracy Wright discuss the market environment and the Fund's investment strategies during the semiannual reporting period ended January 31, 2013, and their outlook for the rest of 2013. Mr. Pirondini, Head of Equities, U.S., and portfolio manager at Pioneer, and Ms. Wright, senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund. The other members of the Fund's management team are Michele Garau, senior vice president and portfolio manager at Pioneer, and Charles Melchreit, vice president and portfolio manager at Pioneer.

Q    How did the Fund perform during the six months ended January 31, 2013?

A Pioneer Multi-Asset Income Fund's Class A shares returned 10.02% at net asset value during the six months ended January 31, 2013, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International (MSCI) All Country World Index (the MSCI Index)1, returned -0.29% and 16.66%, respectively. During the same period, the average return of the 352 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 4.82%.

Q How would you characterize the investment environment for European equities during the six months ended January 31, 2013?

A In August 2012, the European Central Bank (ECB) pledged to protect the euro currency and support the bond markets of troubled economies that request the ECB's help. That announcement calmed many financing fears. Then, in late November 2012, European finance ministers approved an emergency aid package for Greece. Concurrently, Greek leaders offered to buy back bonds to reduce the country's debt load with the goal of getting Greece back on a sustainable footing. Those developments raised confidence

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 in the European Union's ability to remain intact and avoid "worst-case" scenarios, and, ultimately, the moves reassured investors that the global economy would resume a path to gradual recovery. Amidst an environment of improving sentiment, the ECB announced in January 2013 that it would leave the benchmark interest rate at its record low level of 0.75%. Thus, with a portion of the outsized risk premium that had been weighing on European equities removed, European equities achieved strong gains during the six-month period, as evidenced by the strong 16.66% six-month return of the Fund's secondary benchmark, the MSCI All Country World Index, which focuses on equity markets in developed countries.

     While the signs of economic stabilization were welcome news to investors during the period, the euro zone remains mired in recession. Consequently, we remain cautious on Europe. In fact, we believe a comprehensive solution that involves recapitalizing the banks, ensuring funding for troubled sovereign nations, and achieving a workable fiscal economic integration as well as improving labor competitiveness in southern Europe are required to completely defuse the crisis in the euro zone.

Q How would you characterize the fixed-income environment during the six months ended January 31, 2013, particularly in the high-yield universe?

A Credit spreads - commonly defined as the difference in yield between Treasuries and other fixed-income securities with similar maturities - narrowed during the six-month period, reflecting investors' rising confidence in the health of the economy as well as the fiscal health of lower-rated bond issuers. The actions of central banks around the globe aimed at keeping interest rates low, most notably through the efforts of the Federal Reserve Board (the Fed), which continued its Treasury purchases and also began purchasing government mortgage-backed securities on the open market, in addition to the announcement of a near-term resolution of the Greek debt crisis, helped to set the stage for the credit market's rally. Furthermore, with yields on more conservative income-oriented investments, such as U.S. Treasuries, hovering at or near historic lows, yield-hungry investors were drawn to the higher yields available in the credit-sensitive sectors. The increased demand for credit-sensitive securities pushed prices of high-yield bonds up, and their yields down, resulting in tighter credit spreads.

Q Could you discuss some of the investment strategies and other factors that influenced the Fund's performance during the six months ended January 31, 2013?

A Although January 2013 brought a resurgence of market concern about the political risks in Europe and less-than-vibrant U.S. economic data, the outlook for global economic growth generally improved during the

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 5 six-month period. China's economy continued to defy critics' expectations; as noted previously, European policymakers made progress in addressing the sovereign-debt crisis there; and the U.S. housing market showed signs of recovery. The developments during most of the period lifted investors' spirits. The equity and credit markets were especially strong during the fourth quarter of 2012, as the more favorable economic outlook set the stage for a "risk-on" rally.

     The Fund was effectively positioned for the market conditions that prevailed during the six-month period. Our decisions to emphasize high-yield bonds in the Fund's portfolio, particularly U.S. high yield, as well as equities (with a bias toward European stocks), were strategically beneficial to performance given the macroeconomic developments. Security selection also benefited performance, but it was the Fund's asset allocation structure -- that is, investing in asset classes that outperformed the overall market -- that proved so rewarding for performance during the six-month period.

Q Given the tightening of high-yield credit spreads during the six months ended January 31, 2013, how did you allocate the Fund's assets within the fixed-income sleeve of the portfolio?

A Given our favorable outlook during the six-month period, we maintained an overweight position to U.S. high-yield bonds in the Fund's portfolio, but limited portfolio exposure to U.S. Treasuries, mortgage-backed securities, and higher-quality corporate bonds relative to the Barclays Index, the Fund's primary benchmark. We continue to believe that high-yield securities offer better relative value than other fixed-income securities. High-yield spreads may have fallen to somewhat below long-term averages, but default rates in the asset class have remained well below longer-term averages.

Q What steps did you take to limit the effects of market fluctuations on the Fund's holdings during the six months ended January 31, 2013?

A From time to time, we will use various types of hedges - volatility hedges, market hedges and currency hedges - as a way to help limit the Fund's susceptibility to market volatility. During the six-month period, we employed both market and currency hedges in the Fund's portfolio, on a limited basis. In October and November 2012, we used equity futures to help protect the Fund's investments in U.S. equities from downward pressure resulting from the uncertainty surrounding the national election and Washington's inability to effectively resolve the country's fiscal crisis. Then, in December 2012, with the Japanese national elections pending and the possibility of new political leadership being installed - an event that we thought would lead to a weaker yen currency - we used a currency hedge to

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 shelter the Fund's investments in Japanese equities that had the potential to be adversely affected by such a development. In both cases, the Fund benefited from the use of the hedges.

Q How were the Fund's investments allocated at the close of the reporting period on January 31, 2013?

A Generating income remains a primary consideration for us in managing the Fund. Given the market's rally during the period and resulting appreciation in many of the Fund's holdings, we made some modest changes to the portfolio to lock in gains, and reinvested the proceeds from those sales in securities that we thought offered better value. As a result, we slightly increased the Fund's allocations to international bonds and emerging market equities, while lowering the portfolio's weighting in European equities. From a global perspective, the Fund had invested approximately 70% and 30% of assets, respectively, in U.S. and international investments. The U.S./international ratio remained fairly consistent throughout the six-month period.

     On January 31, 2013, the Fund was fully invested, with a strategic emphasis on fixed-income securities given the prevailing market conditions. At period end, approximately 60% of the Fund's assets were invested in a mix of fixed-income securities/cash instruments, with the majority of that portion invested in high-yield corporate bonds. Equities comprised about 40% of the Fund's assets at January 31, 2013, with about 60% of that allocation held in international stocks, mostly in Europe.

Q Where do you believe you will find the best investment opportunities over the balance of the Fund's fiscal year?

A We continue to think that with interest rates remaining very low, given the highly pro-growth central bank monetary policies around the globe, high-yield bonds and stable dividend-paying* stocks with reasonable price valuations still represent the best opportunities for investing for income. Thus, we do not anticipate making any major changes to the Fund's core portfolio structure. Within the Fund's current asset distribution, we expect to continue placing less emphasis on European stocks until we see more progress made toward diffusing the crisis in the euro zone. U.S. economic growth remains subpar and the debt-ceiling and budget negotiations in Washington, along with a possible conflict developing in the Middle East, round out, in our view, the list of the greatest potential risks to continued improvement in the global economic outlook.

*    Dividends are not guaranteed.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 7

     We do think economic growth in emerging markets may improve in 2013, however, as the developing world has far more room to deploy fiscal and monetary policy stimulus than Europe and the United States. Thus, while emerging markets have been delivering solid performance, we feel there is more room to run in the region, and, thus, we plan to add more emerging market exposure to the Fund, selectively, as we uncover what we believe to be worthy investment opportunities.

Please refer to the Schedule of Investments on pages 17-38 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or under-lying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 9

Portfolio Summary | 1/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       36.3%
International Common Stocks                                                24.9%
U.S. Common Stocks                                                         15.1%
International Corporate Bonds                                               8.8%
Collateralized Mortgage Obligations                                         4.9%
U.S. Government Securities                                                  3.8%
Senior Secured Loans                                                        3.8%
Asset Backed Securities                                                     1.0%
Convertible Corporate Bonds                                                 0.7%
Depositary Receipts for International Stocks                                0.4%
U.S. Preferred Stock                                                        0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 20.6%
Energy                                                                     16.1%
Industrials                                                                11.2%
Health Care                                                                10.5%
Consumer Discretionary                                                      8.3%
Consumer Staples                                                            7.1%
Information Technology                                                      7.0%
Materials                                                                   6.9%
Telecommunication Services                                                  5.3%
Government                                                                  4.1%
Utilities                                                                   2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.  U.S. Treasury Bonds, 3.75%, 8/15/41                                   3.91%
--------------------------------------------------------------------------------
 2.  Imperial Tobacco Group Plc                                            1.76
--------------------------------------------------------------------------------
 3.  Nordea Bank AB                                                        1.51
--------------------------------------------------------------------------------
 4.  Apple, Inc.                                                           1.47
--------------------------------------------------------------------------------
 5.  International Business Machines Corp.                                 1.33
--------------------------------------------------------------------------------
 6.  Pfizer, Inc.                                                          1.31
--------------------------------------------------------------------------------
 7.  Novartis AG                                                           1.31
--------------------------------------------------------------------------------
 8.  Siemens AG                                                            1.26
--------------------------------------------------------------------------------
 9.  Johnson & Johnson, Inc.                                               1.04
--------------------------------------------------------------------------------
10.  BP Plc                                                                1.03
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Prices and Distributions | 1/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      1/31/13                        7/31/12
--------------------------------------------------------------------------------
           A                         $11.02                        $10.61
--------------------------------------------------------------------------------
           C                         $10.99                        $10.60
--------------------------------------------------------------------------------
           Y                         $11.02                        $10.62
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-1/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.4261            $0.1740              $0.0220
--------------------------------------------------------------------------------
           C             $0.3810            $0.1740              $0.0220
--------------------------------------------------------------------------------
           Y             $0.4371            $0.1740              $0.0220
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 11

Performance Update | 1/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund at public offering price, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011                  17.69%                   12.92%
1 Year                      16.66                    11.46
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            2.51%                    0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset    Barclays Aggregate    MSCI All Country
                 Income Fund            Bond Index            World Index
12/31/2011       $  9,550               $  10,000             $  10,000
1/31/2012        $  9,781               $  10,088             $  10,581
1/31/2013        $ 11,411               $  10,349             $  12,148

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Performance Update | 1/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011                  16.63%                   16.63%
1 Year                      15.61                    15.61
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            3.26%                    1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset    Barclays Aggregate    MSCI All Country
                 Income Fund            Bond Index            World Index
12/31/2011       $  10,000              $  10,000             $  10,000
1/31/2012        $  10,229              $  10,088             $  10,581
1/31/2013        $  11,826              $  10,349             $  12,148

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 13

Performance Update | 1/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World Index.

Average Annual Total Returns
(As of January 31, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011                  17.88%                   17.88%
1 Year                      16.87                    16.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            2.25%                    0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset    Barclays Aggregate    MSCI All Country
                 Income Fund            Bond Index            World Index
12/31/2011       $  5,000,000           $  5,000,000          $  5,000,000
1/31/2012        $  5,119,641           $  5,043,904          $  5,290,735
1/31/2013        $  5,983,188           $  5,174,314          $  6,073,959

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an invest-ment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
 Share Class                                       A           C           Y
--------------------------------------------------------------------------------
 Beginning Account Value on 8/1/12             $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 1/31/13                                    $1,100.20   $1,093.80   $1,100.10
--------------------------------------------------------------------------------
 Expenses Paid During Period*                  $    4.50   $    9.13   $    3.44
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.73% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 184/365 (to reflect the one-half year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2012, through January 31, 2013.

--------------------------------------------------------------------------------
 Share Class                                       A           C           Y
--------------------------------------------------------------------------------
 Beginning Account Value on 8/1/12             $1,000.00   $1,000.00   $1,000.00
--------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 1/31/13                                    $1,020.92   $1,016.48   $1,021.93
--------------------------------------------------------------------------------
 Expenses Paid During Period*                  $    4.33   $    8.79   $    3.31
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.73% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Schedule of Investments | 1/31/13 (unaudited)

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.7%
                                           ENERGY -- 0.3%
                                           Oil & Gas Drilling -- 0.3%
     100,000                       NR/NR   Vantage Drilling Co., 7.875%, 9/1/42             $      117,500
                                                                                            --------------
                                           Total Energy                                     $      117,500
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.3%
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.3%
     125,000                       B-/NR   Meritor, Inc., 7.875%, 3/1/26 (144A)             $      117,578
                                                                                            --------------
                                           Total Capital Goods                              $      117,578
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Asset Management & Custody Banks -- 0.1%
      15,000                      BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16          $       15,769
                                                                                            --------------
                                           Total Diversified Financials                     $       15,769
----------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $225,847)                                  $      250,847
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCK -- 0.3%
                                           BANKS -- 0.3%
                                           Regional Banks -- 0.3%
       1,000         6.25          A-/NR   CoBank ACB, Floating Rate Note
                                           (Perpetual) (144A)                               $      106,938
----------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCK
                                           (Cost $100,000)                                  $      106,938
----------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 41.1%
                                           ENERGY -- 3.9%
                                           Integrated Oil & Gas -- 3.3%
      49,944                               BP Plc                                           $      370,118
       2,962                               Chevron Corp.                                           341,074
       2,749                               Eni S.p.A.                                               68,667
      22,900                               PTT PCL                                                 261,605
       4,840                               Statoil ASA                                             128,660
                                                                                            --------------
                                                                                            $    1,170,124
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.6%
       2,719                               Marathon Petroleum Corp.*                        $      201,777
                                                                                            --------------
                                           Total Energy                                     $    1,371,901
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 17

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 1.4%
                                           Diversified Chemicals -- 0.4%
         830                               LyondellBasell Industries NV                     $       52,639
       2,285                               The Dow Chemical Co.                                     73,577
                                                                                            --------------
                                                                                            $      126,216
----------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.2%
       3,726                               CRH Plc                                          $       80,542
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.8%
       6,539                               Freeport-McMoRan Copper & Gold, Inc.             $      230,500
         897                               Rio Tinto, Ltd.                                          62,233
                                                                                            --------------
                                                                                            $      292,733
                                                                                            --------------
                                           Total Materials                                  $      499,491
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 2.6%
                                           Electrical Components & Equipment -- 0.2%
         890                               Rockwell Automation, Inc.                        $       79,379
----------------------------------------------------------------------------------------------------------
                                           Heavy Electrical Equipment -- 0.2%
       2,893                               ABB, Ltd.                                        $       61,884
----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 2.2%
     216,047                               Alliance Global Group, Inc.                      $      100,463
       9,717                               General Electric Co.                                    216,495
       4,149                               Siemens AG                                              455,382
                                                                                            --------------
                                                                                            $      772,340
                                                                                            --------------
                                           Total Capital Goods                              $      913,603
----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.0%
                                           Air Freight & Logistics -- 0.3%
       2,768                               Oesterreichische Post AG                         $      120,890
----------------------------------------------------------------------------------------------------------
                                           Highways & Railtracks -- 0.7%
     416,400                               Yuexiu Transport Infrastructure, Ltd.            $      229,344
                                                                                            --------------
                                           Total Transportation                             $      350,234
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.2%
                                           Tires & Rubber -- 0.2%
         744                               Cie Generale des Etablissements
                                           Michelin SA                                      $       69,248
                                                                                            --------------
                                           Total Automobiles & Components                   $       69,248
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.6%
                                           Casinos & Gaming -- 0.6%
     248,200                               Naga Corp., Ltd.                                 $      195,652
                                                                                            --------------
                                           Total Consumer Services                          $      195,652
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.5%
                                           Movies & Entertainment -- 0.2%
       1,294                               Viacom, Inc. (Class B)                           $       78,093
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.3%
         713                               Axel Springer AG                                 $       33,352
      14,000                               Singapore Press Holdings, Ltd.                           46,422
                                                                                            --------------
                                                                                            $       79,774
                                                                                            --------------
                                           Total Media                                      $      157,867
----------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.9%
                                           Drug Retail -- 0.4%
       3,300                               Walgreen Co.                                     $      131,868
----------------------------------------------------------------------------------------------------------
                                           Food Distributors -- 0.4%
      32,401                               Metcash, Ltd.                                    $      128,806
----------------------------------------------------------------------------------------------------------
                                           Hypermarkets & Super Centers -- 0.1%
       1,892                               Carrefour SA                                     $       53,881
                                                                                            --------------
                                           Total Food & Staples Retailing                   $      314,555
----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 3.5%
                                           Brewers -- 0.3%
       2,020                               Molson Coors Brewing Co.                         $       91,264
----------------------------------------------------------------------------------------------------------
                                           Soft Drinks -- 0.7%
       3,520                               PepsiCo, Inc.                                    $      256,432
----------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.7%
       3,738                               Nestle SA                                        $      262,533
----------------------------------------------------------------------------------------------------------
                                           Tobacco -- 1.8%
      17,013                               Imperial Tobacco Group Plc                       $      632,172
                                                                                            --------------
                                           Total Food, Beverage & Tobacco                   $    1,242,401
----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 7.3%
                                           Pharmaceuticals -- 7.3%
       6,789                               AstraZeneca Plc                                  $      328,164
         493                               Bayer AG                                                 48,646
       4,205                               GlaxoSmithKline Plc                                      96,162
       5,070                               Johnson & Johnson, Inc.                                 374,774
       3,146                               Merck & Co., Inc.                                       136,064
       6,932                               Novartis AG                                             471,888
      17,291                               Pfizer, Inc.                                            471,698
         345                               Roche Holding AG                                         76,194
       1,505                               Sanofi SA                                               146,664
       5,400                               Takeda Pharmaceutical Co., Ltd.                         277,580
       3,245                               Teva Pharmaceutical Industries,
                                           Ltd. (A.D.R.)                                           123,278
       1,000                               Zoetis, Inc.*                                            26,000
                                                                                            --------------
                                                                                            $    2,577,112
                                                                                            --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                  $    2,577,112
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 19

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 4.6%
                                           Diversified Banks -- 4.6%
     261,500                               Agricultural Bank of China, Ltd.                 $      142,465
     539,500                               Bank Pembangunan Daerah Jawa
                                           Barat Dan Banten Tbk PT                                  66,789
     151,953                               China Construction Bank Corp.                           131,254
      19,077                               First Gulf Bank PJSC                                     66,463
     289,007                               Industrial & Commercial Bank of
                                           China, Ltd.                                             217,718
       2,212                               Itau Unibanco Holding SA (A.D.R.)                        38,113
       2,945                               National Australia Bank, Ltd.                            84,163
      49,290                               Nordea Bank AB                                          544,679
       1,431                               Royal Bank of Canada, Inc.                               89,125
       5,073                               Standard Chartered Plc                                  134,953
         902                               The Toronto-Dominion Bank, Inc.                          75,323
       3,000                               United Overseas Bank, Ltd.                               45,696
                                                                                            --------------
                                                                                            $    1,636,741
                                                                                            --------------
                                           Total Banks                                      $    1,636,741
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 2.1%
                                           Multi-Sector Holdings -- 0.3%
      92,000                               First Pacific Co., Ltd.                          $      118,447
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 1.0%
       5,175                               Deutsche Boerse AG                               $      340,432
----------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.8%
       6,684                               Ares Capital Corp.                               $      119,710
       5,352                               The Carlyle Group LP                                    167,196
                                                                                            --------------
                                                                                            $      286,906
                                                                                            --------------
                                           Total Diversified Financials                     $      745,785
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 1.6%
                                           Multi-line Insurance -- 1.4%
       1,543                               Allianz SE                                       $      220,735
         951                               Zurich Insurance Group AG                               273,800
                                                                                            --------------
                                                                                            $      494,535
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.2%
         324                               Muenchener Rueckversicherungs AG                 $       59,545
                                                                                            --------------
                                           Total Insurance                                  $      554,080
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.5%
                                           Diversified REIT -- 0.3%
          78                               United Urban Investment Corp.                    $       95,085
----------------------------------------------------------------------------------------------------------
                                           Mortgage REIT -- 0.6%
      25,703                               MFA Financial, Inc. (144A)                       $      231,070
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Real Estate Development -- 0.6%
      60,299                               Emaar Properties PJSC                            $       79,985
      73,900                               Supalai PCL                                              47,534
     135,100                               Ticon Industrial Connection PCL                          75,584
                                                                                            --------------
                                                                                            $      203,103
                                                                                            --------------
                                           Total Real Estate                                $      529,258
----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 2.0%
                                           IT Consulting & Other Services -- 1.4%
       2,360                               International Business Machines Corp.            $      479,245
----------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.6%
       8,287                               Microsoft Corp.                                  $      227,644
                                                                                            --------------
                                           Total Software & Services                        $      706,889
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
                                           Communications Equipment -- 0.8%
      14,443                               Cisco Systems, Inc.                              $      297,093
----------------------------------------------------------------------------------------------------------
                                           Computer Hardware -- 1.0%
         745                               Apple, Inc.                                      $      339,206
----------------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.4%
       8,000                               Hoya Corp.                                       $      154,382
----------------------------------------------------------------------------------------------------------
                                           Office Electronics -- 0.2%
       1,900                               Canon, Inc.                                      $       69,144
                                                                                            --------------
                                           Total Technology Hardware & Equipment            $      859,825
----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.7%
                                           Semiconductors -- 0.7%
       2,131                               Analog Devices, Inc.                             $       92,997
       5,010                               Maxim Integrated Products, Inc.                         157,564
                                                                                            --------------
                                                                                            $      250,561
                                                                                            --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                          $      250,561
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 3.4%
                                           Integrated Telecommunication Services -- 1.8%
       3,542                               CenturyLink, Inc.                                $      143,274
       6,438                               Consolidated Communications Holdings, Inc.              110,798
      89,000                               PCCW, Ltd.                                               39,373
      30,674                               Singapore Telecommunications, Ltd.                       86,760
     295,075                               Telecom Italia S.p.A.                                   252,546
                                                                                            --------------
                                                                                            $      632,751
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 21

----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication
                                           Services -- 1.6%
      11,400                               Advanced Info Service PCL                        $       80,201
      13,181                               Tele2 AB                                                236,831
      92,526                               Vodafone Group Plc                                      252,543
                                                                                            --------------
                                                                                            $      569,575
                                                                                            --------------
                                           Total Telecommunication Services                 $    1,202,326
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.9%
                                           Electric Utilities -- 0.9%
      10,413                               PPL Corp.                                        $      315,410
                                                                                            --------------
                                           Total Utilities                                  $      315,410
----------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $13,480,058)                               $   14,492,939
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings
----------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.0%
                                           MATERIALS -- 0.3%
                                           Aluminum -- 0.3%
      88,308         7.78          NR/B3   GE Mortgage Services LLC, Floating
                                           Rate Note, 3/25/27                               $       87,452
----------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.0%+
      16,558         6.50       BB+/Baa2   ACE Securities Corp., Manufactured
                                           Housing Trust Series 2003-MH1, Floating
                                           Rate Note, 8/15/30 (144A)                        $       16,706
                                                                                            --------------
                                           Total Materials                                  $      104,158
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.7%
                                           Thrifts & Mortgage Finance -- 0.7%
       88,105                     NR/Ba3   Bear Stearns Asset Backed Securities
                                           Trust, 8.41%, 10/25/29 (Step)                    $       86,999
      100,000                      BB/NR   CarNow Auto Receivables Trust 2012-1,
                                           6.9%, 11/15/16 (144A)                                   100,222
       40,319                      B-/B1   Citicorp Residential Mortgage Trust
                                           Series 2006-3, 5.703%, 11/25/36
                                           (Step)                                                   40,218
          5,896      0.88         AAA/A1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/33 (144A)                        5,759
          7,623                    B+/A2   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2005-2XS, 4.51%,
                                           2/25/35 (Step)                                            7,608
                                                                                            --------------
                                                                                            $      240,806
                                                                                            --------------
                                           Total Banks                                      $      240,806
----------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $347,983)                                  $      344,964
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 5.0%
                                           BANKS -- 3.0%
                                           Thrifts & Mortgage Finance -- 3.0%
     100,000         0.00        NR/Baa2   Bear Stearns Commercial Mortgage
                                           Securities Trust Series 2005-PWR7 Cl B,
                                           Floating Rate Note, 2/11/41                      $      102,041
      32,222         5.60         AAA/NR   CHL Mortgage Pass-Through Trust 2002-32,
                                           Floating Rate Note, 1/25/33                              32,459
      50,000         5.74        NR/Baa3   Citigroup Commercial Mortgage Trust
                                           2006-C4, Floating Rate Note, 3/15/49                     51,596
      28,815         0.39          A+/A1   COMM 2007-FL14 Mortgage Trust, Floating
                                           Rate Note, 6/15/22 (144A)                                28,553
     100,000                       NR/NR   Extended Stay America Trust, 7.625%,
                                           12/5/19 (144A)                                          104,500
      30,000         5.64        NR/Baa3   GS Mortgage Securities Trust 2012-GC6,
                                           Floating Rate Note, 1/10/45 (144A)                       31,277
      35,579         5.25         BB-/NR   GSR Mortgage Loan Trust 2005-AR4,
                                           Floating Rate Note, 7/25/35                              35,148
      50,000         5.96        BB-/Ba1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-C1, Floating
                                           Rate Note, 2/15/51                                       53,903
      50,000         6.00          B-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-LDP12, Floating
                                           Rate Note, 2/15/51                                       42,083
      53,524         5.29          B-/B3   MASTR Adjustable Rate Mortgages Trust,
                                           Floating Rate Note, 1/25/35                              51,849
      89,607                        B/NR   MASTR Alternative Loan Trust 2004-6,
                                           6.0%, 7/25/34                                            91,385
      68,142         5.63         A+/Ba1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2007-1, Floating Rate
                                           Note, 1/25/37                                            69,686
      34,129         1.61         B-/Ba1   RESI Finance LP, Floating Rate Note,
                                           9/10/35 (144A)                                           30,122
     100,000         5.30         BBB/NR   Springleaf Mortgage Loan Trust 2012-3,
                                           Floating Rate Note, 12/25/59 (144A)                     100,601
      25,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36 (144A)                 25,778
      38,804         5.00         NR/Ba2   Wells Fargo Mortgage Backed Securities
                                           2005-AR6 Trust, Floating Rate Note,
                                           4/25/35                                                  39,582
      50,000         5.46        NR/Baa3    WFRBS Commercial Mortgage Trust
                                           2011-C2, Floating Rate Note, 2/15/44
                                           (144A)                                                   53,463
     100,000         5.34          NR/A2   WFRBS Commercial Mortgage Trust
                                           2011-C3, Floating Rate Note,
                                           3/15/44 (144A)                                          112,721
                                                                                            --------------
                                                                                            $    1,056,747
                                                                                            --------------
                                           Total Banks                                      $    1,056,747
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 23

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.1%
                                           Other Diversified Financial Services -- 0.8%
      15,118         5.08       BBB+/NR    Banc of America Mortgage 2005-H Trust,
                                           Floating Rate Note, 9/25/35                      $       15,176
     100,000         5.44          NR/A2   DBUBS 2011-LC2 Mortgage Trust,
                                           Floating Rate Note, 7/10/44 (144A)                      114,123
      50,000                     BB+/NR    Morgan Stanley Capital I Trust 2007-IQ13,
                                           5.406%, 3/15/44                                          54,167
     100,000         5.83           B/NR   Morgan Stanley Capital I Trust 2007-IQ15,
                                           Floating Rate Note, 6/11/49                             110,602
                                                                                            --------------
                                                                                            $      294,068
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
      50,000         5.80        BB-/NR    COBALT CMBS Commercial Mortgage
                                           Trust 2007-C3, Floating Rate Note,
                                           5/15/46                                          $       55,472
----------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.0%+
       8,590         5.09        CCC/NR    GMACM Mortgage Loan Trust 2005-AR2,
                                           Floating Rate Note, 5/25/35                      $        8,470
----------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.1%
      36,500         6.33        BBB/NR    Banc of America Merrill Lynch Commercial
                                           Mortgage, Inc., Floating Rate Note,
                                           9/10/47 (144A)                                   $       37,343
                                                                                            --------------
                                           Total Diversified Financials                     $      395,353
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.6%
                                           Mortgage REIT -- 0.6%
      10,000         3.82          NR/NR   FREMF Mortgage Trust Class C, Floating
                                           Rate Note, 6/25/47 (144A)                        $        9,901
     100,000         4.35          NR/A3   FREMF Mortgage Trust, Floating Rate
                                           Note, 1/25/46 (144A)                                    103,522
      50,000         3.76          NR/NR   FREMF Mortgage Trust, Floating Rate
                                           Note, 2/25/45 (144A)                                     49,561
      50,000         4.16       NR/Baa2    FREMF Mortgage Trust, Floating Rate
                                           Note, 9/25/44 (144A)                                     50,807
                                                                                            --------------
                                                                                            $      213,791
                                                                                            --------------
                                           Total Real Estate                                $      213,791
----------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.3%
     320,006                       NR/NR   Fannie Mae REMICS, 3.5%, 1/25/29          $              18,208
     148,492         1.03          NR/NR   Government National Mortgage Association,
                                           Floating Rate Note, 2/16/53                              13,011
     148,524         1.05          NR/NR   Government National Mortgage Association,
                                           Floating Rate Note, 3/16/53                              12,750

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Government -- (continued)
      78,170         6.45          NR/NR   Government National Mortgage Association,
                                           Floating Rate Note, 6/20/38                      $        9,176
     197,520         1.10          NR/NR   Government National Mortgage Association,
                                           Floating Rate Note, 8/16/52                              15,733
     148,515         1.07          NR/NR   Government National Mortgage Association,
                                           Floating Rate Note, 9/16/52                              13,482
                                                                                            --------------
                                                                                            $       82,360
                                                                                            --------------
                                           Total Government                                 $       82,360
----------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $1,646,227)                                $    1,748,251
----------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 45.8%
                                           ENERGY -- 12.2%
                                           Oil & Gas Drilling -- 0.2%
      75,000                        B/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                           11/1/18 (144A)                                   $       79,125
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.8%
     100,000                       B+/B1   American Petroleum Tankers Parent LLC,
                                           10.25%, 5/1/15                                   $      104,000
      75,000                      BB/Ba3   Bristow Group, Inc., 6.25%, 10/15/22                     81,000
     100,000                       B-/B3   Hiland Partners LP, 7.25%, 10/1/20
                                           (144A)                                                  108,250
                                                                                            --------------
                                                                                            $      293,250
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 8.4%
     150,000                       B+/B2   Antero Resources Finance Corp., 6.0%,
                                           12/1/20 (144A)                                   $      154,688
     125,000                       B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                           10/15/18                                                134,688
     125,000                       B-/B3   Comstock Resources, Inc., 8.375%,
                                           10/15/17                                                132,500
     300,000                       BB/B1   Denbury Resources, Inc., 4.625%,
                                           7/15/23                                                 294,000
     100,000                        B/NR   EP Energy LLC, 9.375%, 5/1/20                           112,000
      50,000                        B/B3   EPE Holdings LLC, 8.125%, 12/15/17
                                           (144A) (PIK)                                             50,500
      50,000                     B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18 (
                                           144A)                                                    52,625
      75,000                       B-/B2   Forest Oil Corp., 7.5%, 9/15/20 (144A)                   79,875
     100,000                    CCC/Caa1   Goodrich Petroleum Corp., 8.875%,
                                           3/15/19                                                  98,000

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 25

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- (continued)
     100,000                     CCC+/B3   Gulfport Energy Corp., 7.75%, 11/1/20
                                           (144A)                                           $      105,500
     175,000                     CCC+/B3   Halcon Resources Corp., 8.875%,
                                           5/15/21 (144A)                                          186,812
      50,000                     CCC+/B3   Halcon Resources Corp., 9.75%,
                                           7/15/20 (144A)                                           54,750
      75,000                     B-/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                           10/1/20 (144A)                                           81,750
     200,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20                210,000
     200,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22
                                           (144A)                                                  208,000
     100,000                       B-/B3   Penn Virginia Corp., 7.25%, 4/15/19                      97,000
     100,000                   CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                           2/1/20 (144A)                                           102,000
     100,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                             106,000
     100,000                       B-/B3   Resolute Energy Corp., 8.5%, 5/1/20
                                           (144A)                                                  102,500
     200,000                       B-/B3   Samson Investment Co., 9.75%, 2/15/20
                                           (144A)                                                  212,750
      50,000                        B/B2   SandRidge Energy, Inc., 7.5%, 2/15/23                    53,125
      95,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22                      102,600
     125,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22                        131,250
     100,000                      B/Caa1   Vanguard Natural Resources LLC,
                                           7.875%, 4/1/20                                          105,250
                                                                                            --------------
                                                                                            $    2,968,163
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.3%
     100,000                    BBB/Baa2   Valero Energy Corp., 6.625%, 6/15/37             $      118,246
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.1%
     125,000                       BB/B1   Inergy Midstream LP, 6.0%, 12/15/20
                                           (144A)                                           $      129,062
     100,000                    BBB/Baa2   Kinder Morgan Energy Partners LP, 5.0%,
                                           8/15/42                                                 100,857
     150,000                     BB+/Ba3   Sabine Pass Liquefaction LLC, 5.625%,
                                           2/1/21 (144A)                                           150,562
                                                                                            --------------
                                                                                            $      380,481
----------------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 1.4%
     100,000                       B+/B2   Alpha Natural Resources, Inc., 6.0%,
                                           6/1/19                                           $       90,000
     150,000                        B/B1   Bumi Investment Pte, Ltd., 10.75%,
                                           10/6/17 (144A)                                          127,500

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- (continued)
     100,000                        B/B3   Murray Energy Corp., 10.25%,
                                           10/15/15 (144A)                                  $      100,000
     150,000                      BB-/B1   SunCoke Energy Partners LP, 7.375%,
                                           2/1/20 (144A)                                           155,625
                                                                                            --------------
                                                                                            $      473,125
                                                                                            --------------
                                           Total Energy                                     $    4,312,390
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 5.3%
                                           Commodity Chemicals -- 1.2%
     100,000                     CCC+/NR   Hexion US Finance Corp., 9.0%,
                                           11/15/20                                         $       93,000
     100,000                     BB+/Ba2    NOVA Chemicals Corp., 7.875%,
                                           9/15/25                                                 100,875
      75,000                      BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18
                                           (144A)                                                   78,375
     150,000                     B-/Caa1   US Coatings Acquisition, Inc., 7.375%,
                                           5/1/21 (144A)                                           154,500
                                                                                            --------------
                                                                                            $      426,750
----------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals -- 0.3%
     100,000                   CCC+/Caa1   INEOS Group Holdings SA, 8.5%,
                                           2/15/16 (144A)                                   $      100,750
----------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.4%
     140,000                      BB-/B1   Sealed Air Corp., 6.875%, 7/15/33
                                           (144A)                                           $      134,400
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.6%
     100,000                   CCC+/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                           2/15/18 (144A)                                   $       64,500
     100,000                   CCC+/Caa1   Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                           (144A)                                                   95,000
      50,000                      B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                           12/15/19 (144A)                                          54,125
                                                                                            --------------
                                                                                            $      213,625
----------------------------------------------------------------------------------------------------------
                                           Steel -- 1.7%
     100,000                      B/Caa1   Atkore International, Inc., 9.875%,
                                           1/1/18                                           $      110,250
      70,000                     BB+/Ba2   Commercial Metals Co., 7.35%,
                                           8/15/18                                                  77,175
     100,000                        B/B3   JMC Steel Group, Inc., 8.25%, 3/15/18
                                           (144A)                                                  106,500
     200,000                       NR/B3   Metinvest BV, 8.75%, 2/14/18 (144A)                     202,910
     100,000                   CCC+/Caa2   Ryerson, Inc., 9.0%, 10/15/17 (144A)                    107,500
                                                                                            --------------
                                                                                            $      604,335
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 27

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.3%
     100,000                       B-/B3   Millar Western Forest Products, Ltd.,
                                           8.5%, 4/1/21                                     $       96,750
----------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.8%
     200,000                     B-/Caa1   Unifrax LLC, 7.5%, 2/15/19 (144A)                $      200,000
     100,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                           6/15/15 (144A)                                          105,500
                                                                                            --------------
                                                                                            $      305,500
                                                                                            --------------
                                           Total Materials                                  $    1,882,110
----------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 5.6%
                                           Aerospace & Defense -- 0.6%
     150,000                       BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21
                                           (144A)                                           $      149,625
      50,000                       B-/B2   DynCorp International, Inc., 10.375%,
                                           7/1/17                                                   48,750
                                                                                            --------------
                                                                                            $      198,375
----------------------------------------------------------------------------------------------------------
                                           Building Products -- 0.9%
     100,000                      BB-/B2   Gibraltar Industries, Inc., 6.25%,
                                           2/1/21 (144A)                                    $      103,875
     100,000                    BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                            115,824
     100,000                      BB-/B2   USG Corp., 8.375%, 10/15/18 (144A)                      111,000
                                                                                            --------------
                                                                                            $      330,699
----------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.3%
     100,000                        B/B3   Coleman Cable, Inc., 9.0%, 2/15/18               $      108,500
----------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.7%
     125,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                           4/1/22 (144A)                                    $      130,312
     100,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                           4/1/21                                                  107,000
                                                                                            --------------
                                                                                            $      237,312
----------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.6%
     100,000                        B/B2   Commercial Vehicle Group, Inc.,
                                           7.875%, 4/15/19                                  $      101,000
     125,000                     CCC+/B3   Navistar International Corp., 8.25%,
                                           11/1/21                                                 122,812
                                                                                            --------------
                                                                                            $      223,812
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 1.4%
     150,000                       NR/B3   BC Mountain LLC, 7.0%, 2/1/21 (144A)             $      153,750
     100,000                        B/B2   Cleaver-Brooks, Inc., 8.75%, 12/15/19
                                           (144A)                                                  107,125
     100,000                      B/Caa2   Liberty Tire Recycling, Inc., 11.0%,
                                           10/1/16 (144A)                                           95,000
     100,000                       B+/B1   Mcron Finance Sub LLC, 8.375%,
                                           5/15/19 (144A)                                          105,000
      50,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                           6/15/18                                                  47,500
                                                                                            --------------
                                                                                            $      508,375
----------------------------------------------------------------------------------------------------------
                                           Trading Companies &
                                           Distributors -- 1.1%
     100,000                      BB+/NR   Aviation Capital Group Corp., 4.625%,
                                           1/31/18 (144A)                                   $      101,308
     150,000                       B+/B3   H&E Equipment Services, Inc., 7.0%,
                                           9/1/22 (144A)                                           163,875
     100,000                       B-/B3   TRAC Intermodal LLC, 11.0%, 8/15/19
                                           (144A)                                                  106,000
                                                                                            --------------
                                                                                            $      371,183
                                                                                            --------------
                                           Total Capital Goods                              $    1,978,256
----------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                           Diversified Support Services -- 0.3%
     100,000                        B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)         $      102,500
                                                                                            --------------
                                           Total Commercial Services & Supplies             $      102,500
----------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.3%
                                           Air Freight & Logistics -- 0.2%
     100,000                   CCC+/Caa2   CEVA Group Plc, 11.5%, 4/1/18 (144A)             $       88,000
----------------------------------------------------------------------------------------------------------
                                           Airlines -- 0.3%
     100,000                       B-/NR   Gol Finance SA, 9.25%, 7/20/20 (144A)            $       98,000
----------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.4%
     125,000                        B/B3   Syncreon Global Ireland, Ltd., 9.5%,
                                           5/1/18 (144A)                                    $      131,250
----------------------------------------------------------------------------------------------------------
                                           Airport Services -- 0.4%
     161,920                       B-/B3   Aeropuertos Argentina 2000 SA,
                                           10.75%, 12/1/20 (144A)                           $      152,205
                                                                                            --------------
                                           Total Transportation                             $      469,455
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.3%
                                           Auto Parts & Equipment -- 0.3%
     100,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                           4/15/16 (144A)                                   $       97,500
                                                                                            --------------
                                           Total Automobiles & Components                   $       97,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 29

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 2.0%
                                           Home Furnishings -- 0.4%
     125,000                       B+/B3   Tempur-Pedic International, Inc.,
                                           6.875%, 12/15/20 (144A)                          $      132,812
----------------------------------------------------------------------------------------------------------
                                           Homebuilding -- 1.1%
     150,000                   CCC/Caa2    Beazer Homes USA, Inc., 9.125%,
                                           6/15/18                                          $      159,750
     100,000                      NR/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                           12/11/19 (144A)                                         103,000
      50,000                        B/B2   KB Home, Inc., 8.0%, 3/15/20                             57,938
      75,000                       B+/B1   Meritage Homes Corp., 7.0%, 4/1/22                       82,688
                                                                                            --------------
                                                                                            $      403,376
----------------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 0.5%
     100,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                           4/15/19                                          $      105,500
      66,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%, 2/15/17                  68,476
                                                                                            --------------
                                                                                            $      173,976
                                                                                            --------------
                                           Total Consumer Durables & Apparel                $      710,164
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 1.1%
                                           Casinos & Gaming -- 0.7%
      50,000                    CCC/Caa2   Codere Finance Luxembourg SA, 9.25%,
                                           2/15/19 (144A)                                   $       37,750
     100,000                       B+/B3   MGM Resorts International, Inc. 6.75%,
                                           10/1/20 (144A)                                          105,000
     100,000                       BB/B2   Seneca Gaming Corp., 8.25%, 12/1/18
                                           (144A)                                                  106,250
                                                                                            --------------
                                                                                            $      249,000
----------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.2%
      50,000                       B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                           (144A)                                           $       55,125
----------------------------------------------------------------------------------------------------------
                                           Education Services -- 0.2%
     100,000                     CCC-/B3   Cambium Learning Group, Inc., 9.75%,
                                           2/15/17                                          $       82,500
                                                                                            --------------
                                           Total Consumer Services                          $      386,625
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 1.4%
                                           Broadcasting -- 0.8%
     100,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%, 2/4/17
                                           (144A) (PIK)                                     $      106,000
      80,000                   CCC+/Caa1   Truven Health Analytics, Inc., 10.625%,
                                           6/1/20 (144A)                                            88,400

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Broadcasting (continued)
     100,000                       B+/B2   Univision Communications, Inc., 6.875%,
                                           5/15/19 (144A)                                   $      105,000
                                                                                            --------------
                                                                                            $      299,400
----------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.6%
     100,000                        B/B3   Live Nation Entertainment, Inc., 7.0%,
                                           9/1/20 (144A)                                    $      106,500
     100,000                       B-/B3   Regal Entertainment Group, 5.75%,
                                           2/1/25                                                   99,000
                                                                                            --------------
                                                                                            $      205,500
                                                                                            --------------
                                           Total Media                                      $      504,900
----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.4%
                                           Specialty Stores -- 0.4%
      75,000                   CCC+/Caa1   Petco Holdings, Inc., 8.5%, 10/15/17
                                           (144A) (PIK)                                     $       77,250
      50,000                       B-/B3   Radio Systems Corp., 8.375%,
                                           11/1/19 (144A)                                           53,125
                                                                                            --------------
                                                                                            $      130,375
                                                                                            --------------
                                           Total Retailing                                  $      130,375
----------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 2.9%
                                           Agricultural Products -- 0.6%
     200,000                        B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20
                                           (144A)                                           $      198,500
----------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 2.0%
     175,000                        B/B1   Chiquita Brands International, Inc.,
                                           7.875%, 2/1/21 (144A)                            $      176,531
     125,000                        B/B3   FAGE Dairy Industry SA, 9.875%,
                                           2/1/20 (144A)                                           135,938
     200,000                       B+/B2   Marfrig Holding Europe BV, 9.875%,
                                           7/24/17 (144A)                                          197,000
     100,000                     B-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18                 103,375
     100,000                       B+/B2   Wells Enterprises, Inc., 6.75%, 2/1/20
                                           (144A)                                                  103,750
                                                                                            --------------
                                                                                            $      716,594
----------------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.3%
     100,000                       B-/B3   Alliance One International, Inc., 10.0%,
                                           7/15/16                                          $      106,250
                                                                                            --------------
                                           Total Food, Beverage & Tobacco                   $    1,021,344
----------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
                                           Health Care Equipment -- 0.3%
     125,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                  $      110,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 31

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.8%
     100,000                     CCC+/B3   ExamWorks Group, Inc., 9.0%, 7/15/19             $      107,375
     100,000                    CCC/Caa2   Gentiva Health Services, Inc., 11.5%,
                                           9/1/18                                                   98,250
      60,000                     CCC+/B3   Surgical Care Affiliates, Inc., 8.875%,
                                           7/15/15 (144A)                                           61,125
                                                                                            --------------
                                                                                            $      266,750
----------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 1.4%
     100,000                       B+/B1   Aviv Healthcare Properties LP, 7.75%,
                                           2/15/19                                          $      107,250
     100,000                        B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17                 108,000
     200,000                       B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19                 197,000
      75,000                       B-/B3   Vanguard Health Holding Co., II LLC,
                                           7.75%, 2/1/19 (144A)                                     79,219
                                                                                            --------------
                                                                                            $      491,469
----------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.3%
     100,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                  $      108,750
                                                                                            --------------
                                           Total Health Care Equipment
                                           & Services                                       $      976,969
----------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.7%
                                           Biotechnology -- 0.4%
     100,000                     B+/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                           5/15/17                                          $       93,250
      40,000                      BB-/B3   Warner Chilcott Co., LLC, 7.75%,
                                           9/15/18                                                  43,200
                                                                                            --------------
                                                                                            $      136,450
----------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.3%
     100,000                     B-/Caa1   Sky Growth Acquisition Corp., 7.375%,
                                           10/15/20 (144A)                                  $      102,000
                                                                                            --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                  $      238,450
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 1.1%
                                           Diversified Banks -- 1.1%
     250,000                      BB/Ba3   CorpGroup Banking SA, 6.75%,
                                           3/15/23 (144A)                                   $      254,062
EURO 100,000         8.05        BB+/Ba2   Intesa Sanpaolo S.p.A., Floating Rate
                                           Note, 6/29/49 (Perpetual)                               130,315
                                                                                            --------------
                                                                                            $      384,377
                                                                                            --------------
                                           Total Banks                                      $      384,377
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.0%
                                           Other Diversified Financial Services -- 0.3%
     100,000         7.12       AA-/Baa1   General Electric Capital Corp., Floating
                                           Rate Note, 12/29/49 (Perpetual)                  $      114,675
----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.7%
     100,000                   BBB-/WR     Cantor Fitzgerald LP, 7.875%,
                                           10/15/19 (144A)                                  $      103,040
     150,000                        B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                           (144A)                                                  153,750
                                                                                            --------------
                                                                                            $      256,790
                                                                                            --------------
                                           Total Diversified Financials                     $      371,465
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.0%
                                           Insurance Brokers -- 0.9%
     100,000                   CCC+/Caa2   Hub International, Ltd., 8.125%,
                                           10/15/18 (144A)                                  $      103,500
     200,000                    CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                           1/15/21 (144A)                                          196,000
                                                                                            --------------
                                                                                            $      299,500
----------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.3%
     100,000                   BBB-/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21          $      117,661
----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.8%
     250,000        17.75          B+/NR   Everglades Re, Ltd., Floating Rate Note,
                                           4/30/14 (Cat Bond) (144A)                        $      275,525
                                                                                            --------------
                                           Total Insurance                                  $      692,686
----------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.6%
                                           Diversified REIT -- 0.3%
     100,000                      B+/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                           4/15/19                                          $       99,250
----------------------------------------------------------------------------------------------------------
                                           Real Estate Operating Companies -- 0.3%
     100,000                        B/B3   Forest City Enterprises, Inc., 6.5%, 2/1/17      $       96,000
                                                                                            --------------
                                           Total Real Estate                                $      195,250
----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.9%
                                           Internet Software & Services -- 0.4%
     125,000                      BB-/B1   j2 Global, Inc., 8.0%, 8/1/20                    $      130,000
----------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced
                                           Services -- 0.3%
     125,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)          $      128,750
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 33

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Application Software -- 0.2%
     100,000                   CCC-/Caa2   Allen Systems Group, Inc., 10.5%,
                                           11/15/16 (144A)                                  $       68,000
                                                                                            --------------
                                           Total Software & Services                        $      326,750
----------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 0.4%
                                           Electronic Equipment Manufacturers -- 0.4%
     125,000                      BB-/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)          $      124,688
                                                                                            --------------
                                           Total Technology Hardware & Equipment            $      124,688
----------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.4%
                                           Semiconductor Equipment -- 0.2%
      70,000                     B+/Caa1   MEMC Electronic Materials, Inc., 7.75%,
                                           4/1/19                                           $       62,300
----------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.2%
     100,000                        B/B2   Advanced Micro Devices, Inc., 7.5%,
                                           8/15/22 (144A)                                   $       83,500
                                                                                            --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                          $      145,800
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 1.6%
                                           Integrated Telecommunication
                                           Services -- 1.3%
      77,000                     CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18            $       81,331
     160,000                     BB-/Ba2   Frontier Communications Corp., 8.75%,
                                           4/15/22                                                 185,200
      75,000                       B/Ba3   Windstream Corp., 6.375%, 8/1/23 (144A)                  75,188
     120,000                       B/Ba3   Windstream Corp., 7.5%, 6/1/22                          129,900
                                                                                            --------------
                                                                                            $      471,619
----------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.3%
     100,000                        B/B2   MetroPCS Wireless, Inc., 6.625%,
                                           11/15/20                                         $      106,000
                                                                                            --------------
                                           Total Telecommunication Services                 $      577,619
----------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.5%
                                           Gas Utilities -- 0.6%
     100,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22              $      109,500
     100,000                       B-/B2   Ferrellgas LP, 6.5%, 5/1/21                             101,000
                                                                                            --------------
                                                                                            $      210,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.9%
     250,000         6.65          BB/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/13/15 (Cat Bond) (144A)                  $      251,900
      75,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                        84,188
                                                                                            --------------
                                                                                            $      336,088
                                                                                            --------------
                                           Total Utilities                                  $      546,588
----------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $15,548,801)                               $   16,176,261
----------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATION -- 4.0%
   1,250,000                     AA+/Aaa   U.S. Treasury Bonds, 3.75%, 8/15/41              $    1,405,665
----------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATION
                                           (Cost $1,404,937)                                $    1,405,665
----------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 3.8%**
                                           CAPITAL GOODS -- 0.3%
                                           Electrical Components & Equipment -- 0.3%
      99,500         0.00          NR/NR   Pelican Products, Inc., Term Loan
                                           (First Lien), 8/15/18                            $       99,749
                                                                                            --------------
                                           Total Capital Goods                              $       99,749
----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.4%
                                           Auto Parts & Equipment -- 0.4%
     125,000         0.00          B+/B1   Metaldyne Corp., USD Term Loan,
                                           11/9/18                                          $      127,031
                                                                                            --------------
                                           Total Automobiles & Components                   $      127,031
----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 0.5%
                                           Housewares & Specialties -- 0.1%
      45,129         0.00          B+/B1   Yankee Candle Co., Inc., Initial Term
                                           Loan, 3/2/19                                     $       45,693
----------------------------------------------------------------------------------------------------------
                                           Apparel, Accessories & Luxury Goods -- 0.4%
     150,000         0.00           B/B2   Renfro Corp., Tranche B Term Loan,
                                           1/23/19                                          $      151,875
                                                                                            --------------
                                           Total Consumer Durables & Apparel                $      197,568
----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.6%
                                           Leisure Facilities -- 0.4%
     150,000         0.00          B+/B1   Bombardier Recreational Products, Inc.,
                                           Term B Loan, 7/17/19                             $      151,862
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 35

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (b)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Specialized Consumer Services -- 0.2%
      59,550         0.00          B/Ba3   Ascent Capital Group, Inc., Term Loan,
                                           3/6/18                                           $       60,295
                                                                                            --------------
                                           Total Consumer Services                          $      212,157
----------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.6%
                                           Broadcasting -- 0.6%
     150,000         0.00           B/B1   NEP Broadcasting LLC, Term Loan First
                                           Lien, 1/3/20                                     $      152,906
      59,959         0.00          B+/B2   Univision Communications, Inc., Extended
                                           First-Lien Term Loan, 3/29/17                            60,251
                                                                                            --------------
                                                                                            $      213,157
                                                                                            --------------
                                           Total Media                                      $      213,157
----------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.4%
                                           Thrifts & Mortgage Finance -- 0.4%
     150,000         0.00           B/B1   Ocwen Financial Corp., Initial Term
                                           Loan, 1/15/18                                    $      152,297
                                                                                            --------------
                                           Total Banks                                      $      152,297
----------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Consumer Finance -- 0.1%
      50,000         0.00        CCC+/B3   Springleaf Finance Corp., Initial Term
                                           Loan, 5/28/17                                    $       50,269
                                                                                            --------------
                                           Total Diversified Financials                     $       50,269
----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.2%
                                           Insurance Brokers -- 0.2%
      75,000         0.00        CCC+/B3   AmWINS Group, Inc., Term Loan (Second
                                           Lien), 11/7/19                                   $       77,250
                                                                                            --------------
                                           Total Insurance                                  $       77,250
----------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.3%
                                           Application Software -- 0.3%
      98,991         0.00          B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                           7/31/16                                          $      100,321
                                                                                            --------------
                                           Total Software & Services                        $      100,321
----------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.4%
                                           Integrated Telecommunication
                                           Services -- 0.4%
     125,000         0.00         B+/Ba3   West Corp., Term B-6 Loan, 6/30/18               $      127,031
                                                                                            --------------
                                           Total Telecommunication Services                 $      127,031
----------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $1,326,951)                                $    1,356,830
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

-----------------------------------------------------------------------------------------------------------
 Shares                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                                           PURCHASED OPTION -- 0.0%+
           7                               Apple, Inc., February 16 at $550                 $           66
-----------------------------------------------------------------------------------------------------------
                                           TOTAL PURCHASED OPTION
                                           (Cost $23,518)                                   $           66
-----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 101.7%
                                           (Cost $34,080,803) (a)                           $   35,882,761
-----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- (1.7)%             $     (583,203)
-----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $   35,299,558
===========================================================================================================

*           Non-income producing security.

+           Rounds to less than 0.05%.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

PIK         Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual) Security with no stated maturity date.

(A.D.R.)    American Depositary Receipts.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2013, the value of these securities amounted to $11,020,985 or 31.2% of total net assets.

(a) At January 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $34,113,890 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                      $  2,103,027

               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                          (334,156)
                                                                                ------------
               Net unrealized gain                                              $  1,768,871
                                                                                ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2013 aggregated $27,028,536 and $9,115,613, respectively.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 37

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2013, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------
                                          Level 1     Level 2      Level 3   Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds               $       --  $   250,847   $    --   $   250,847
Preferred Stock                                   --      106,938        --       106,938
Common Stocks                              5,768,682    8,724,257*       --    14,492,939
Asset Backed Securities                           --      344,964        --       344,964
Collateralized Mortgage Obligations               --    1,748,251        --     1,748,251
Corporate Bonds                                   --   16,176,261        --    16,176,261
U.S. Government And Agency Obligation             --    1,405,665        --     1,405,665
Senior Floating Rate Loan Interests               --    1,356,830        --     1,356,830
Purchased Option                                  66           --        --            66
-----------------------------------------------------------------------------------------
Total                                     $5,768,748  $30,114,013   $    --   $35,882,761
=========================================================================================
* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

Other Financial Instruments
Unrealized appreciation on forward
 foreign currency settlement hedge
 contracts                                $       --  $      140   $    --     $     140
Unrealized depreciation on forward
 foreign currency portfolio hedge
 contracts                                        --      (7,174)       --        (7,174)
-----------------------------------------------------------------------------------------
Total Other Financial Instruments         $       --  $   (7,034)  $    --     $  (7,034)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Statement of Assets and Liabilities | 1/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $34,080,803)                                                    $35,882,761
  Cash                                                                                             2,855,697
  Foreign currencies, at value (cost $151,172)                                                       151,543
  Receivables --
     Investment securities sold                                                                      280,923
     Fund shares sold                                                                              1,392,740
     Dividends                                                                                        63,779
     Interest                                                                                        353,070
     Due from Pioneer Investment Management, Inc.                                                      9,753
  Net unrealized appreciation on forward foreign currency settlement hedge contracts                     140
  Prepaid expenses                                                                                    32,110
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                             $41,022,516
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                             $ 5,540,267
     Fund shares repurchased                                                                          20,125
     Dividends                                                                                        77,259
  Net unrealized depreciation on forward foreign currency portfolio hedge contracts                    7,174
  Due to affiliates                                                                                    9,875
  Accrued expenses                                                                                    68,258
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                        $ 5,722,958
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                                $33,466,028
  Distributions in excess of net investment income                                                  (134,296)
  Accumulated net realized gain on investments, foreign currency
     transactions and futures contracts                                                              173,630
  Net unrealized gain on investments                                                               1,801,958
  Net unrealized loss on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                                   (7,762)
-------------------------------------------------------------------------------------------------------------
        Total net assets                                                                         $35,299,558
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $17,058,317/1,548,636 shares)                                                $     11.02
  Class C (based on $9,836,405/895,036 shares)                                                   $     10.99
  Class Y (based on $8,404,836/762,773 shares)                                                   $     11.02
MAXIMUM OFFERING PRICE:
  Class A ($11.02 (division by) 95.5%)                                                           $     11.54
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 39

Statement of Operations (unaudited)

For the Six Months Ended 1/31/13

INVESTMENT INCOME:
  Interest                                                                  $  445,774
  Dividends (net of foreign taxes withheld of $5,280)                          155,793
-------------------------------------------------------------------------------------------------------------
        Total investment income                                                                   $  601,567
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   55,773
  Transfer agent fees
     Class A                                                                     1,406
     Class C                                                                     1,005
     Class Y                                                                       168
  Distribution fees
     Class A                                                                    11,782
     Class C                                                                    33,090
  Shareholder communication expense                                              1,458
  Administrative reimbursements                                                 16,913
  Custodian fees                                                                17,308
  Registration fees                                                             21,640
  Professional fees                                                             31,185
  Printing expense                                                               6,636
  Fees and expenses of nonaffiliated Trustees                                    3,007
  Miscellaneous                                                                 19,333
-------------------------------------------------------------------------------------------------------------
        Total expenses                                                                            $  220,704
        Less fees waived and expenses reimbursed
           by Pioneer Investment Management, Inc.                                                   (103,188)
-------------------------------------------------------------------------------------------------------------
        Net expenses                                                                              $  117,516
-------------------------------------------------------------------------------------------------------------
           Net investment income                                                                  $  484,051
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                                            $  204,143
     Futures contracts                                                          35,704
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                      154,122            $  393,969
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                            $1,318,457
     Futures contracts                                                          (2,000)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                      (43,926)           $1,272,531
-------------------------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts/foreign
     currency transactions                                                                        $1,666,500
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                            $2,150,551
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                          Six Months           12/22/11
                                                                          Ended                (Commencement
                                                                          1/31/13              of Operations)
                                                                          (unaudited)          to 7/31/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $    484,051         $     567,130
Net realized gain on investments, futures contracts
  and foreign currency transactions                                            393,969               273,745
Change in net unrealized gain on investments, futures
  contracts and foreign currency transactions                                1,272,531               521,665
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                 $  2,150,551         $   1,362,540
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.43 and $0.28 per share, respectively)                       $   (380,040)        $    (149,155)
  Class C ($0.38 and $0.24 per share, respectively)                           (232,960)             (128,121)
  Class Y ($0.44 and $0.28 per share, respectively)                           (251,321)             (142,695)
Net realized gain:
  Class A ($0.20 and $0.00 per share, respectively)                           (182,478)                   --
  Class C ($0.20 and $0.00 per share, respectively)                           (115,439)                   --
  Class Y ($0.20 and $0.00 per share, respectively)                           (113,470)                   --
-------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                   $ (1,275,708)        $    (419,971)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $ 17,094,416         $  16,879,519
Reinvestment of distributions                                                  325,863                17,725
Cost of shares repurchased                                                    (790,485)              (44,892)
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                           $ 16,629,794         $  16,852,352
-------------------------------------------------------------------------------------------------------------
     Net increase in net assets                                           $ 17,504,637         $  17,794,921
NET ASSETS:
Beginning of period                                                       $ 17,794,921         $          --
-------------------------------------------------------------------------------------------------------------
End of period                                                             $ 35,299,558         $  17,794,921
-------------------------------------------------------------------------------------------------------------
Undistributed (Distributions in excess of) net investment income          $   (134,296)        $     245,974
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 41

-------------------------------------------------------------------------------------------------------------
                                                     '13 Shares    '13 Amount
                                                     (unaudited)   (unaudited)       '12 Shares   '12 Amount
-------------------------------------------------------------------------------------------------------------
Class A*
Shares sold                                          941,451       $10,239,325       618,502      $6,237,784
Reinvestment of distributions 21,141                 227,382               944         9,897
Less shares repurchased                              (30,739)         (332,253)       (2,663)        (27,231)
-------------------------------------------------------------------------------------------------------------
     Net increase                                    931,853       $10,134,454       616,783      $6,220,450
=============================================================================================================
Class C*
Shares sold                                          357,588       $ 3,889,142       551,204      $5,535,843
Reinvestment of distributions                          4,823            51,760           705           7,395
Less shares repurchased                              (17,587)         (189,516)       (1,697)        (17,661)
-------------------------------------------------------------------------------------------------------------
     Net increase                                    344,824       $ 3,751,386       550,212      $5,525,577
=============================================================================================================
Class Y*
Shares sold                                          272,840       $ 2,965,949       510,211      $5,105,892
Reinvestment of distributions                          4,339            46,721            41             433
Less shares repurchased                              (24,658)         (268,716)           --              --
-------------------------------------------------------------------------------------------------------------
     Net increase                                    252,521       $ 2,743,954       510,252      $5,106,325
=============================================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 23, 2011.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

Financial Highlights

-------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           1/31/13               12/22/11 (a)
                                                                           (unaudited)           to 7/31/12
-------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $ 10.61               $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                    $  0.23               $  0.36
  Net realized and unrealized gain on investments and
     foreign currency transactions                                            0.81                  0.53
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                      $  1.04               $  0.89
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      (0.43)                (0.28)
  Net realized gain                                                          (0.20)                   --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                        $ (0.63)              $ (0.28)
-------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                            $  0.41               $  0.61
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 11.02               $ 10.61
=============================================================================================================
Total return*                                                                10.02%                 8.91%***
Ratio of net expenses to average net assets                                   0.85%**               0.85%**
Ratio of net investment income to average net assets                          4.53%**               5.99%**
Portfolio turnover rate                                                         81%**                 42%***
Net assets, end of period (in thousands)                                   $17,058               $ 6,545
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Net expenses                                                                1.81%**               2.51%**
  Net investment income                                                       3.57%**               4.33%**
=============================================================================================================

(a)  Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 43

-------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           1/31/13               12/22/11 (a)
                                                                           (unaudited)           to 7/31/12
-------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $ 10.60               $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                    $  0.20               $  0.32
  Net realized and unrealized gain on investments and
     foreign currency transactions                                            0.77                  0.52
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                      $  0.97               $  0.84
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      (0.38)                (0.24)
  Net realized gain                                                          (0.20)                   --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                        $ (0.58)              $ (0.24)
-------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                            $  0.39               $  0.60
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 10.99               $ 10.60
=============================================================================================================
Total return*                                                                 9.38%                 8.45%***
Ratio of net expenses to average net assets                                   1.73%**               1.67%**
Ratio of net investment income to average net assets                          3.67%**               5.17%**
Portfolio turnover rate                                                         81%**                 42%***
Net assets, end of period (in thousands)                                   $ 9,836               $ 5,831
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Net expenses                                                                2.60%**               3.26%**
  Net investment income                                                       2.80%**               3.58%**
=============================================================================================================

(a)  Class C shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

-------------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended
                                                                           1/31/13               12/22/11 (a)
                                                                           (unaudited)           to 7/31/12
-------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $ 10.62               $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                                    $  0.25               $  0.39
  Net realized and unrealized gain on investments and
     foreign currency transactions                                            0.79                  0.51
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations                      $  1.04               $  0.90
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                      (0.44)                (0.28)
  Net realized gain                                                          (0.20)                   --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                        $ (0.64)              $ (0.28)
-------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                            $  0.40               $  0.62
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 11.02               $ 10.62
=============================================================================================================
Total return*                                                                10.01%                 9.10%***
Ratio of net expenses to average net assets                                   0.65%**               0.65%**
Ratio of net investment income to average net assets                          4.76%**               6.16%**
Portfolio turnover rate                                                         81%**                 42%***
Net assets, end of period (in thousands)                                   $ 8,405               $ 5,418
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Net expenses                                                                1.57%**               2.25%**
  Net investment income                                                       3.84%**               4.56%**
=============================================================================================================

(a)  Class Y shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 45

Notes to Financial Statements | 1/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At January 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 47

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distrib-ute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of January 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior fiscal year remains subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to share-owners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended January 31, 2013 was as follows:

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $419,971
     ---------------------------------------------------------------------------
        Total                                                           $419,971
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2012:

     ---------------------------------------------------------------------------
                                                                           2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $588,585
     Undistributed long-term gain                                         1,014
     Dividend payable                                                   (81,593)
     Net unrealized gain                                                450,681
     ---------------------------------------------------------------------------
        Total                                                          $958,687
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the mark-to-market on forward and future contracts.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 49

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $12,080 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2013.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended January 31, 2013 was 4. There were no open futures contracts at January 31, 2013.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


J.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S.
     or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 51

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. At January 31, 2013, the Fund had no open credit default swaps.

K.   Option Writing

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. At January 31, 2013, there were no open written options.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

L.   Purchased Options

     Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average number of contracts open during the year ended January 31, 2013 was 10. Purchased option contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,248 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2013.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 53

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $  816
Class C                                                                      461
Class Y                                                                      181
--------------------------------------------------------------------------------
  Total                                                                   $1,458
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $888 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at January 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $739 in distribution fees payable to PFD at January 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2013, CDSC's in the amount of $1,254 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the six months ended January 31, 2013 was $126,688. At January 31, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $835,475 and $835,335, respectively, resulting in a net receivable of $140. The average value of portfolio contracts open during the six months ended January 31, 2013 was $1,025,422.

As of January 31, 2013, outstanding forward portfolio hedge contracts were as follows:

-------------------------------------------------------------------------------------------
                                                                             Net
                                                                             Unrealized
                      Contracts to   In Exchange   Settlement                Appreciation/
Currency              Deliver        For USD       Date         Value        (Depreciation)
-------------------------------------------------------------------------------------------
INR (Indian Rupee)    (16,000,000)   $(287,148)    3/26/13      $(297,388)   $(10,240)
INR (Indian Rupee)     16,000,000      292,914     3/26/13        297,388       4,474
NGN (Nigerian Naira)   10,324,523       64,498     4/18/13         63,981        (517)
NGN (Nigerian Naira)   12,675,477       79,098     4/30/13         78,207        (891)
-------------------------------------------------------------------------------------------
 Total                                                                       $ (7,174)
-------------------------------------------------------------------------------------------

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 55 date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2013, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2013 were as follows:

-------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as              Asset Derivatives 2013          Liabilities Derivatives 2013
Hedging Instruments           -------------------------------------------------------------
Under Accounting              Statement of                    Statement of
Standards Codification        Assets and Liabilities          Assets and Liabilities
(ASC) 815                     Location               Value    Location              Value
-------------------------------------------------------------------------------------------
Forward foreign
currency portfolio hedges     Net unrealized                  Net unrealized
                              appreciation on                 depreciation on
                              forward foreign                 forward foreign
                              currency portfolio              currency portfolio
                              hedge contracts        $  --    hedge contracts       $ 7,174
Forward foreign
currency settlement hedges    Net unrealized                  Net unrealized
                              appreciation on                 depreciation on
                              forward foreign                 forward foreign
                              currency                        currency
                              settlement hedge                settlement hedge
                              contracts              $ 140    contracts             $    --
-------------------------------------------------------------------------------------------
    Total                                            $ 140                          $ 7,174
===========================================================================================

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2013 was as follows:

-------------------------------------------------------------------------------------------
                                                                                Change in
Derivatives Not                                                    Realized     Unrealized
Accounted for as                                                   Gain or      Gain or
Hedging Instruments                                                (Loss) on    (Loss) on
Under Accounting            Location of Gain or (Loss)             Derivatives  Derivatives
Standards Codification      on Derivatives Recognized              Recognized   Recognized
(ASC) 185                   in Income                              in Income    in Income
-------------------------------------------------------------------------------------------
Forward foreign currency
settlement hedge contracts  Change in net unrealized gain (loss)                $164
                            on forward foreign currency contracts
                            and other assets and liabilities
                            denominated in foreign currencies
Forward foreign currency
portfolio hedge contracts   Net realized gain (loss) on forward     $73,979
                            foreign currency contracts and
                            other assets and liabilities
                            denominated in foreign currencies
Forward foreign currency
portfolio hedge contracts   Change in net unrealized gain (loss)                $(43,071)
                            on forward foreign currency contracts
                            and other assets and liabilities
                            denominated in foreign currencies

Interest Rate
Futures                     Net realized gain (loss) on             $35,704
                            futures contracts
Interest Rate               Change in net unrealized gain (loss)
Futures                     on futures contracts                                $(2,000)

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 57

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the investment advisory agreement, the Trustees noted that Fund was recently-offered and did not have a significant performance history. The Trustees reviewed information comparing the Fund's performance for the six-month period ended June 30, 2012 with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the six-month period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 59

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors,

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 61

Trustees, Officers and Service Providers

Trustees                                        Officers
Thomas J. Perna, Chairman                       John F. Cogan, Jr., President*
David R. Bock                                   Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                                Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer**
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

                           This page for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 63

                           This page for your notes.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

                           This page for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 65

                           This page for your notes.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

                           This page for your notes.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13 67

                           This page for your notes.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25512-01-0313

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 1, 2013

* Print the name and title of each signing officer under his or her signature.